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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2011

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2011

Classes A, B, C, I, O, R and W

Fixed-Income Funds

■	ING GNMA Income Fund

■	ING High Yield Bond Fund

■	ING Intermediate Bond Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments or portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Living in Interesting Times

Dear Shareholder,

To say that the 12 months ended March 31, 2011 were eventful would be an understatement. During that time the global economic boat was rocked by market troubles, sovereign debt crises, natural and man-made disasters, doubts about the sustainability of U.S. economic growth and worries that the central banks might not be able to keep things on an even keel. The final three months of the period were perhaps the most volatile, with political upheavals in the Middle East and Libya, the earthquake and tsunami in Japan and renewed fears of a sovereign debt crisis in Europe.

Despite all these challenges, corporate earnings were robust and markets sailed on to deliver solid returns. Investors shifted between “safe-harbor” assets such as fixed income and commodities as the storms appeared, but returned to “risk assets” such as stocks and high yield bonds when the seas got smoother.

Any uncertainty about economic recovery in the United States seemed to be mitigated by encouraging data. After period-end, however, came another challenge: ratings agency Standard & Poor’s lowered its outlook for the U.S. to “negative,” a warning that the AAA rating on U.S. Treasuries might be cut in the future.

We’ve heard the arguments — possibly correct — that credit agency ratings are poor predictors of sovereign debt defaults, currency collapses and other financial crises. But that argument misses an important point: any suggestion that the U.S. might become a bad credit risk is a scary thought, not only for our pocketbook concerns but for our stature in the world.

Though few investors needed to be told that the country’s debt trajectory is unsustainable, the markets were spooked in the immediate aftermath of the announcement. Sentiment began climbing back by the end of the day, though, and continued to rally as corporations began another (so-far) impressive reporting season. Perhaps in the current milieu of extreme events, even the prospect of a fiscally weakening superpower has to be put into perspective; after all, the U.S. dollar is still the main refuge of safety-seeking investors around the globe.

Remember that the ebb and flow of current events is noise that will diminish over time; it should not distract you from your long-term goals. We can’t predict the next trouble spot, but we can hew to a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

April 21, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2011

In our semi annual report we described markets, from stocks to bonds to currencies, continually buffeted by news and events relating to three main themes: the fitful US economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China. Most equities markets were down slightly, while fixed income enjoyed 6% to 7% returns. But in the second half of our fiscal year risk appetite recovered despite the grave concerns that remained — and new crises that emerged.

In the U.S., attention seemed fixated on employment and housing. Since the latest recession ended in June 2009, the unemployment rate had been stuck between 9.4% and 10.1%. At last employment reports showed improvement to 9.0% in January and 8.9% in February. But economists were baffled by the restrained pace of job creation, averaging 136,000 in the latest three months, and by the labor force participation rate, at 64.2%, the lowest since March 1984.

In housing, sales of new and existing homes slumped after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-city Composite Index), having shown annual increases from February 2010 started falling again in October and our fiscal year ended with the index less than 1% above the trough recorded in May 2009.

Brighter spots domestically included gross domestic product (“GDP”) growth, which accelerated to 3.1% annualized in the fourth quarter of 2010, eight straight months of rising consumer spending and purchasing managers’ indices signaling the busiest manufacturing and service sectors in years. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011.

Internationally however, the Eurozone sovereign debt crisis lingered. The bail-outs started in May with fiscally profligate Greece facing default on its bonds, followed by Ireland in November, its banks laid low by excessive lending on property. As our fiscal year ended, chronically low-growth Portugal, its government newly toppled and credit rating cut to barely investment grade, looked to be next. Meanwhile Eurozone leaders squabbled about a European Stability Mechanism, created to resolve the crisis once and for all.

Investors also watched nervously as China, having grown at 10.3% in 2010, displacing Japan as the world’s second largest economy and the U.S. as the world’s biggest manufacturer, wrestled to restrain inflation near 5% and a housing bubble, but also boost domestic consumption. The authorities increased banks’ reserve ratio requirements seven times, raised interest rates three times and resolved to raise the minimum wage on average by 13% annually through 2015.

Then in January, popular revolt erupted in North Africa. In short order dictatorships in Tunisia and Egypt fell, to be replaced by… no-one knew exactly what. By March Libya, a significant oil producer, was effectively in a civil war, with western allies joining the fray on the rebels’ side. Unrest spread to the Middle East and the price of oil, already on an upward trajectory as demand improved, firmly established itself above $100 per barrel.

As if this were not enough, a massive earthquake and tsunami hit Japan on March 11, causing perhaps $300 billion in local damage,

disruption of global supplies of electrical and digital components and possible nuclear fall-out.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 5.12% in the fiscal year, with a small loss in the second half as risk appetite returned. Within this the Barclays Capital U.S. Treasury Index returned 4.53%, underperforming the 7.46% on the Barclays Capital Corporate Investment Grade Bond Index. Both outperformed the 4.37% return on the Barclays Capital U.S. Mortgage Backed Securities (“MBS”) Index, which lagged after the end of the Federal Reserve’s first round of quantitative easing targeted at mortgage backed securities. But all paled against the Barclays Capital High Yield Bond -2% Issuer Constrained Composite Index which gained an equity-like14.25%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.65% in the 12 months through March 2011, including its best September since 1939 and best December since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording their fifth straight quarter of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, Eurozone angst during the fiscal year vied with pessimism about the dollar in a stalling economy and the perceived dollar-negative threat of another energy crisis. In the end the dollar fell 3.01% against the euro, 6.84% against the pound and 9.91% to the yen, which briefly made a post-war high in anticipation of yen repatriation to fund earthquake-related damage.

In international markets, based on MSCI indices in local currencies with reinvested dividends, the MSCI Japan® Index lost 10.02%, mostly after the earthquake struck. Despite generally favorable corporate earnings, declining export-dependent GDP and 24 months of falling prices also depressed sentiment. The MSCI Europe ex UK® Index returned 4.39%, with Germany up 14.14% and Ireland, Greece, Italy and Spain all falling, broadly reflecting the two-tier economy that had developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. Powered by its sizeable materials and energy sectors, the MSCI UK® Index advanced 7.45%, defying the prospect of severe public spending cuts intended to eliminate an 11% budget deficit, a shock 0.5% quarterly fall in fourth quarter GDP and inflation rising to 4.4%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital U.S. MBS Index	An unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Barclays Capital Corporate High Yield Index	An unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment grade.

ING GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of March 31, 2011

(as a percent of net assets)

U.S. Government Agency Obligations	105.1%
Other Assets and Liabilities — Net	(5.1)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING GNMA Income Fund (the “Fund”) seeks a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Jeff Dutra and Justin McWhorter, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the one year ended March 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.26% compared to the Barclays Capital U.S. Mortgage-Backed Securities (“MBS”) Index which returned 4.37%, for the same period.

Portfolio Specifics: The portfolio was well positioned for an environment characterized by tight spreads and low rates, and took advantage the excess yield offered by premium securities. Despite historically low interest rates, higher coupon mortgages performed well due to relatively benign prepayments for most of the year. Additionally, GNMA mortgages benefitted from broad-based investor demand seeking explicit government credit guarantees. Finally, the Fund’s focus on securities with prepayment protection and high current income performed better than “generic” positions found in the index.

The fiscal year started with the conclusion of quantitative easing round one (QE 1): the dominating $1.5 billion mortgage-backed securities (“MBS”) purchase program by the U.S. Federal Reserve and U.S. Treasury department. Many investors fled mortgages toward the end of the program, expecting meaningful underperformance without government sponsorship. Mortgages spreads did not widen; instead they remained steadfast versus their U.S. Treasury equivalents as investors were flush with cash, underweight MBS exposure, and new supply of agency residential mortgage-backed securities (“RMBS”) remained light. For most of the year Ginnie Mae bonds outperformed agency MBS on broad-based support due to their explicit government guarantee and their superior prepayment experience.

Agency MBS showed some signs of stress in the middle of last year as persistently low interest rates ultimately led to an acceleration of prepayments for higher quality borrowers with home equity. Higher prepayments resulted in faster amortization of mortgage pools which, combined with high dollar prices, led to lower yields for investors. Mortgage securities repriced lower following this event. As 2010 ended the U.S. Treasury market demonstrated increased levels of volatility with 10-year Treasury rates rising 0.50% in December alone. “QE 2” was introduced to further support financial markets and keep mortgage rates relatively affordable. Mortgages weathered these events quite well and continued to provide investors with incremental yield.

As we close out this fiscal year, in our opinion, economic indicators point to modest improvements in the general economy and the elevated prepayment speeds experienced in fourth quarter 2010 have decreased substantially. We believe the market expects this decline in voluntary prepayments to continue as rates have returned to higher levels, housing prices continue to struggle and government stimulus programs fade. Throughout the year our security selection focused on MBS pools and collateralized mortgage obligations (“CMOs”) with implicit protection from prepays (newer pools whose prepayment risk is minimal for several months) and explicit protection (cash flows that are structurally locked out from near-term prepayments).

Current Strategy & Outlook: The housing market continues to struggle with prices expected to fall an additional 10% nationally over the next few quarters. To date, the government’s efforts to improve housing have been only modestly effective and further efforts to drive rates lower have had limited impact as mortgage rates are already at historically low levels. We believe foreclosure problems along with a weak job market are likely to weigh on the ability of non-prime borrowers and those without sufficient home equity to take full advantage of very low rates. These observations imply that only the best borrowers will continue to benefit from low rates and the divergence between good and marginal borrower prepayments will widen further.

With this in mind, we continue to manage the Fund seeking to benefit from high current income investments. The predominant focus remains on specified Ginnie Mae pools and CMOs that provide more attractive current income while minimizing prepayment risks. We are paying special attention to pools with lower loan balances, those with loans possessing more attractive credit characteristics and those that are sufficiently seasoned to reduce their prepayment sensitivity to interest rate movements. In addition, we will continue to seek Ginnie Mae CMOs that provide structural prepayment and extension protection.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING GNMA INCOME FUND

Average Annual Total Returns for the Periods Ended March 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class I January 7, 2002		Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	2.68%	4.83%	4.62%	—		—
Class B(2)	(0.52)%	4.73%	4.34%	—		—
Class C(3)	3.38%	5.05%	4.35%	—		—
Class I	5.57%	6.16%	—	5.35%		—
Class W	5.51%	—	—	—		6.31%
Excluding Sales Charge:
Class A	5.26%	5.85%	5.13%	—		—
Class B	4.48%	5.06%	4.34%	—		—
Class C	4.38%	5.05%	4.35%	—		—
Class I	5.57%	6.16%	—	5.35%		—
Class W	5.51%	—	—	—		6.31%
Barclays Capital U.S. MBS Index	4.37%	6.48%	5.66%	5.54	%(4)	6.20	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	Since inception performance for index is shown from January 1, 2002.
(5)	Since inception performance for index is shown from January 1, 2008.

ING HIGH YIELD BOND FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of March 31, 2011

(as a percent of net assets)

Consumer Discretionary	23.0%
Energy	13.9%
Financials	12.3%
Telecommunication Services	8.5%
Health Care	7.8%
Industrials	7.7%
Materials	6.1%
Information Technology	5.6%
Consumer Staples	5.4%
Utilities	2.6%
Other Asset-Backed Securities	0.7%
Other Assets and Liabilities — Net*	6.4%

Net Assets	100.0%

*	Includes short-term investments related to BlackRock Liquidity Funds, TempFund, Institutional Class.

Portfolio holdings are subject to change daily.

ING High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, and Matthew Toms, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the one year ended March 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.22%, including a return of capital of $0.02 per share, compared to the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index and the Barclays Capital Corporate High Yield Index, which returned 14.26% and 14.31%, respectively, for the same period.

Portfolio Specifics: High yield bonds posted significant gains for the fiscal period, driven by tightening of credit spreads and by a QE-2-induced gain in Treasuries. Lower quality bonds outperformed higher quality, though the differential was less than one might expect in a strong market due to the Treasury gains. There was also limited dispersion of returns across industry sectors, with only electric utilities significantly lagging the overall market and most of the outperforming sectors driven by issuer-specific gains. We have begun in recent months to see early signs of excesses in the credit markets and a few re-leveraging transactions, but this is not yet widespread and remains at least offset by credit-positive events such as initial public offerings (IPOs) and debt retirement.

Our expectations for the past 12 months were generally fulfilled, as the U.S. economic recovery remained on track and corporate fundamentals continued to improve. The high yield market return for the period exceeded our expectations, largely due to a more favorable interest rate environment than we anticipated. The Fund’s overweight to lower quality bonds helped performance as credit spreads narrowed. The Fund also benefited from several sector-specific positions. Of note, we were overweight television broadcasters, a group that benefited from both the general economic recovery and a record political ad season, and underweight electric utilities — specifically independent power producers — that suffered from weak power pricing fundamentals. The Fund also benefited from security selection across a range of sectors including metals and mining (overweight coal producers), energy (overweight oil, underweight natural gas), automotive (overweight suppliers that benefited from a rebound in domestic sales and production) and healthcare.

Current Strategy & Outlook: We continue to believe the U.S. economic recovery is on track, a view that is supported by signs of increased hiring activity. Issuer fundamentals continue to improve, as evidenced by 19 consecutive months of ratings upgrades exceeding downgrades. The combination of improving fundamentals and wide open capital markets has resulted in a virtual absence of defaults that is likely to persist beyond 2011. Credit spreads appear to offer more than adequate compensation for default risk in the longer term, though high dollar prices and low all-in yields limit potential upside. Potential threats to this scenario include unrest in the Middle East and resulting higher oil prices, heightened sovereign concerns and increased concerns about inflation or a tightening of U.S. monetary or fiscal policy.

In keeping with our view of economic recovery and improving credit fundamentals, we continue to maintain a slight cyclical bias and an overweight to single-B rated credits (underweight BBs), though we modestly reduced credit risk into market strength in the March quarter. We continue to maintain an overweight to the energy space — particularly oil-focused exploration and production companies, as well as an overweight to coal stocks and an underweight to utilities. We have reduced the Fund’s position in television broadcasters as this 2010 investment theme has played out.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

Top Ten Holdings*

as of March 31, 2011

(as a percent of net assets)

CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, due 10/30/17	1.3%
Ally Financial, Inc., 8.000%, due 03/15/20	1.2%
Ford Motor Credit Co., LLC, 8.125%, due 01/15/20	0.9%
Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, due 11/15/17	0.8%
HCA, Inc., 7.875%, due 02/15/20	0.8%
Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17	0.8%
Foresight Energy LLC / Foresight Energy Corp., 9.625%, due 08/15/17	0.7%
Intelsat Luxembourg S.A., 11.500%, due 02/04/17	0.7%
HCA, Inc., 7.250%, due 09/15/20	0.7%
GSC Partners CDO Fund Ltd., 2.237%, due 12/16/15	0.7%

*	Excludes short-term investments related to BlackRock Liquidity Funds, TempFund, Institutional Class.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING HIGH YIELD BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class I July 31, 2008
Including Sales Charge:
Class A(1)	11.35%	5.42%	5.61%	—
Class B(2)	8.35%	5.34%	5.34%	—
Class C(3)	12.22%	5.62%	5.33%	—
Class I	14.86%	—	—	11.91%
Excluding Sales Charge:
Class A	14.22%	6.44%	6.13%	—
Class B	13.35%	5.63%	5.34%	—
Class C	13.22%	5.62%	5.33%	—
Class I	14.86%	—	—	11.91%
Barclays Capital Corporate High Yield Index	14.31%	9.12%	8.63%	14.50	%(4)
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	14.26%	9.18%	8.75%	14.61	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Bond Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	Since inception performance for the indices is shown from August 1, 2008.

ING INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of March 31, 2011

(as a percent of net assets)

Corporate Bonds/Notes	41.0%
U.S. Government Agency Obligations	25.8%
Collateralized Mortgage Obligations	14.1%
Asset-Backed Securities	9.5%
U.S. Treasury Obligations	8.9%
Foreign Government Bonds	6.3%
Preferred Stock	0.3%
Municipal Bonds	0.1%
Purchased Options	0.1%
Other Assets and Liabilities — Net*	(6.1)%

Net Assets	100.0%

*	Includes short-term investments related to BlackRock Liquidity Funds, TempFund, Institutional Class and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Intermediate Bond Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund is managed by Christine Hurtsellers, Matthew Toms and Michael Mata, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the one year ended March 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.00% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 5.12%, for the same period.

Portfolio Specifics: Our duration and yield curve positioning helped a bit in the first half of the year. Then our longer duration posture coming into the fourth quarter of 2010 detracted from performance materially, which led to an overall drag on performance for the Fund’s duration and yield curve positioning over the entire period. Futures, options and interest rate swaps were used in duration and yield curve management which in total had a slight negative relative return impact for the reporting period.

Sector allocation was a significant contributor to the Fund’s relative performance over the year. Outperformance of non-Treasury or spread sectors, where the Fund was overweight, helped results. Spread sectors such as high yield, commercial mortgage backed securities (“CMBS”) and investment grade credit outperformed as economic growth continued and risk assets moved higher in price. Our overweight allocations to these sectors consequently drove relative performance over the period. Underweight exposure to U.S. Treasury holdings and agency debentures, in order to fund spread allocations, helped performance. The Fund’s underweight to agency mortgages slightly hurt performance.

Security selection within investment grade corporate bonds, high yield, agency mortgages and CMBS were all significant contributors to the Fund’s outperformance throughout 2010, and as we began 2011. Our continued favoring of financials, industrials and cyclical subsector issues among corporate bond holdings helped portfolio performance. Security selection was a contributor among asset-backed securities (“ABS”); however, it was a detractor within our allocation to U.S. Treasuries. Credit default swaps were used as part of our sector management and security selection which in total had a positive impact to the Fund’s relative outperformance of our benchmark.

Current Strategy & Outlook: As the Fund’s fiscal year comes to a close, we clearly see the global economy recovering at two speeds. Recovery in most emerging countries remains strong, while the recovery in developed markets is less pronounced. Even within developed countries, we see substantial variations in growth rates, with poor performance and bailouts occurring in peripheral Europe (Portugal, Italy, Ireland, Greece and Spain — referred to as the “PIIGS”). We see better, but still relatively weak economic growth in Japan, Great Britain and New Zealand. We believe Japan will recover from the tragic earthquake and tsunami. However, the country’s growth prospects, in our view, remain low and less than 1% over the next year. This leaves the United States, Canada, Australia and Germany as the bright spots among the developed countries.

Inflation pressure remains high in several emerging markets. The global outlook seems to be weighted to the downside, with tension in the Middle East, elevated oil prices, PIIGS still in trouble and growth in China slowing.

In the U.S., we have adjusted our growth forecast for first quarter gross domestic product (“GDP”) to 2-2.5%. This is in light of higher energy prices, instability in the Middle East and the impact following the natural disasters in Japan. However, we believe that several positive underpinnings remain that support an ongoing expansion in the U.S. The uptick in job growth (albeit slight) and decline in unemployment are positive for economic growth. The number of hours worked has also increased, which is positive for labor income. This, in turn, should help retail sales and the consumption component of GDP. Finally, interest rates remain relatively low, which reduces household debt obligations and supports balance sheet repair.

Continued expansion of the U.S. economy should support risk assets and could help them to perform well during the remainder of the year. Given this, the portfolio remains overweight to most spread sectors. In particular, we continue to like investment grade corporate credit and CMBS. Strong earnings and clean balance sheets make for attractive credit fundamentals of corporate debt. We also continue to overweight non-agency residential mortgage-backed securities, as we see their supply/demand technical factors remaining supportive and their underlying fundamentals as likely to continue to aid current valuations.

Agency mortgages continue to see good flows and demand. Interest rate volatility, news of the Treasury selling mortgages and convexity(1) selling have met with solid demand. Collectively, this has helped to keep periods of weakness contained and supportive for the asset class. Against this backdrop, the portfolio is slightly overweight the sector.

Elsewhere, credit fundamentals and technical factors remain positive for ABS. We are constructive in our view of the U.S. consumer and, reflecting this, the portfolio has an overweight to consumer-related ABS, such as credit card and auto receivables.

In off-Index sectors, we continue to see value in high yield and in emerging market debt (“EMD”). We believe the US economic expansion and strong corporate credit fundamentals are supportive for the high yield sector. In our opinion, corporate credit looks like it will continue to outperform as defaults remain low and we see no catalyst for a pick-up in defaults for 2011. Strong fundamentals remain intact in emerging markets. So far the political uncertainties in North Africa and Middle East remain mostly contained to regions and countries with modest direct economic impact to the markets. However, we continue to monitor this situation closely as we are with the situation in Japan. We are staying conservative in our sovereign and corporate selections in this space and favoring more liquid names and issues within this sector.

(1)	Convexity is a measure of the rate at which duration changes as market interest rates change, and as a result a measure of the speed with which bond prices react to interest rate changes.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

Top Ten Holdings*

as of March 31, 2011

(as a percent of net assets)

Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14	3.1%
U.S. Treasury Note, 4.250%, due 11/15/40	2.6%
U.S. Treasury Note, 3.625%, due 02/15/21	2.5%
Federal Home Loan Mortgage Corporation, 4.000%, due 12/15/40	1.9%
Federal National Mortgage Association, 4.500%, due 04/25/39	1.8%
U.S. Treasury Note, 1.250%, due 03/15/14	1.8%
Federal National Mortgage Association, 4.000%, due 04/25/39	1.7%
MBNA Credit Card Master Note Trust, 5.600%, due 07/17/14	1.7%
Federal Home Loan Mortgage Corporation, 5.500%, due 08/15/20	1.6%
Mexican Udibonos, 4.000%, due 06/13/19	1.4%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INTERMEDIATE BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class I January 8, 2002		Since Inception of Class O August 13, 2004		Since Inception of Class R March 16, 2004		Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	5.26%	3.49%	4.80%	—		—		—		—
Class B(2)	2.21%	3.40%	4.50%	—		—		—		—
Class C(3)	6.21%	3.73%	4.51%	—		—		—		—
Class I	8.35%	4.83%	—	5.14%		—		—		—
Class O	8.00%	4.51%	—	—		4.03%		—		—
Class R	7.72%	4.23%	—	—		—		3.51%		—
Class W	8.29%	—	—	—		—		—		4.59%
Excluding Sales Charge:
Class A	8.00%	4.51%	5.31%	—		—		—		—
Class B	7.21%	3.73%	4.50%	—		—		—		—
Class C	7.21%	3.73%	4.51%	—		—		—		—
Class I	8.35%	4.83%	—	5.14%		—		—		—
Class O	8.00%	4.51%	—	—		4.03%		—		—
Class R	7.72%	4.23%	—	—		—		3.51%		—
Class W	8.29%	—	—	—		—		—		4.59%
Barclays Capital U.S. Aggregate Bond Index	5.12%	6.03%	5.56%	5.44	%(4)	5.25	%(5)	4.77	%(6)	5.57	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	Since inception performance for index is shown from January 1, 2002.
(5)	Since inception performance for index is shown from August 1, 2004.
(6)	Since inception performance for index is shown from April 1, 2004.
(7)	Since inception performance for index is shown from January 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2011*	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2011*
ING GNMA Income Fund
Class A	$1,000.00	$1,013.50	0.93%	$4.67	$1,000.00	$1,020.29	0.93%	$4.68
Class B	1,000.00	1,009.70	1.68	8.42	1,000.00	1,016.55	1.68	8.45
Class C	1,000.00	1,008.70	1.68	8.41	1,000.00	1,016.55	1.68	8.45
Class I	1,000.00	1,015.00	0.63	3.16	1,000.00	1,021.79	0.63	3.18
Class W	1,000.00	1,014.70	0.68	3.42	1,000.00	1,021.54	0.68	3.43
ING High Yield Bond Fund
Class A	$1,000.00	$1,072.80	1.10%	$5.68	$1,000.00	$1,019.45	1.10%	$5.54
Class B	1,000.00	1,068.70	1.85	9.54	1,000.00	1,015.71	1.85	9.30
Class C	1,000.00	1,067.40	1.85	9.54	1,000.00	1,015.71	1.85	9.30
Class I	1,000.00	1,075.40	0.73	3.78	1,000.00	1,021.29	0.73	3.68

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2011*	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2011*
ING Intermediate Bond Fund
Class A	$1,000.00	$1,008.60	0.68%	$3.41	$1,000.00	$1,021.54	0.68%	$3.43
Class B	1,000.00	1,005.80	1.43	7.15	1,000.00	1,017.80	1.43	7.19
Class C	1,000.00	1,005.80	1.43	7.15	1,000.00	1,017.80	1.43	7.19
Class I	1,000.00	1,010.20	0.38	1.90	1,000.00	1,023.04	0.38	1.92
Class O	1,000.00	1,009.70	0.68	3.41	1,000.00	1,021.54	0.68	3.43
Class R	1,000.00	1,007.30	0.93	4.65	1,000.00	1,020.29	0.93	4.68
Class W	1,000.00	1,010.00	0.43	2.15	1,000.00	1,022.79	0.43	2.17

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolios of investments, as indicated, of ING GNMA Income Fund, ING High Yield Bond Fund, and ING Intermediate Bond Fund, each a series of ING Funds Trust, as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of March 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 23, 2011

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2011

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
ASSETS:
Investments in securities at value+*	$824,601,202	$118,309,769	$795,221,709
Short-term investments at value**	—	7,240,000	18,028,029
Cash	17,547,569	13,545	1,765,216
Cash collateral for futures	—	—	1,608,030
Derivatives collateral (Note 2)	—	—	1,124,000
Foreign currencies at value***	—	13,424	1,605,951
Receivables:
Investment securities sold	1,983,268	250,850	17,617,103
Investment securities sold on a delayed-delivery or when-issued basis	—	—	28,206,852
Fund shares sold	849,878	129,005	762,928
Dividends and interest	3,825,497	2,505,050	6,912,152
Unrealized appreciation on forward foreign currency contracts	—	—	277,096
Upfront payments made on swap agreements	—	—	761,027
Unrealized appreciation on swap agreements	—	—	91,629
Prepaid expenses	47,895	43,051	58,373

Total assets	848,855,309	128,504,694	874,040,095

LIABILITIES:
Payable for investment securities purchased	1,167,122	1,257,288	23,319,616
Payable for investment securities purchased on a delayed-delivery or when-issued basis	61,253,682	—	79,118,398
Payable for fund shares redeemed	839,774	481,946	926,424
Payable upon receipt of securities loaned	—	—	17,095,000
Unrealized depreciation on forward foreign currency contracts	—	—	1,149,142
Upfront payments received on swap agreements	—	—	853,029
Unrealized depreciation on swap agreements	—	—	1,032,528
Income distribution payable	—	148,927	175,556
Payable to affiliates	604,025	102,452	339,123
Payable for trustees fees	4,040	582	3,930
Other accrued expenses and liabilities	232,064	104,437	324,918
Written options, at fair value^	—	—	185,282

Total liabilities	64,100,707	2,095,632	124,522,946

NET ASSETS	$784,754,602	$126,409,062	$749,517,149

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$760,772,365	$165,216,298	$893,089,645
Undistributed (distributions in excess of) net investment income	3,173,437	(148,927)	20,849,573
Accumulated net realized loss	(8,594,865)	(47,037,827)	(189,857,941)
Net unrealized appreciation	29,403,665	8,379,518	25,435,872

NET ASSETS	$784,754,602	$126,409,062	$749,517,149

+ Including securities loaned at value	$—	$—	$16,762,640
* Cost of investments in securities	$795,197,537	$109,930,768	$767,405,574
** Cost of short-term investments	$—	$7,240,000	$18,694,000
*** Cost of foreign currencies	$—	$12,907	$1,588,272
^ Premiums received on written options	$—	$—	$138,744

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2011 (CONTINUED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
Class A:
Net assets	$593,080,019	$86,017,002	$315,999,882
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	67,110,117	11,003,929	33,149,230
Net asset value and redemption price per share	$8.84	$7.82	$9.53
Maximum offering price per share (2.50%)(1)	$9.07	$8.02	$9.77
Class B:
Net assets	$11,262,318	$6,863,990	$9,378,956
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,281,522	878,954	985,954
Net asset value and redemption price per share(2)	$8.79	$7.81	$9.51
Class C:
Net assets	$104,196,036	$11,937,873	$33,994,317
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	11,848,489	1,527,641	3,571,526
Net asset value and redemption price per share(2)	$8.79	$7.81	$9.52
Class I:
Net assets	$68,995,622	$21,590,197	$332,193,292
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,797,460	2,763,252	34,855,041
Net asset value and redemption price per share	$8.85	$7.81	$9.53
Class O:
Net assets	n/a	n/a	$41,334,977
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	4,334,556
Net asset value and redemption price per share	n/a	n/a	$9.54
Class R:
Net assets	n/a	n/a	$14,339,377
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	1,502,297
Net asset value and redemption price per share	n/a	n/a	$9.54
Class W:
Net assets	$7,220,607	n/a	$2,276,348
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	815,350	n/a	239,013
Net asset value and redemption price per share	$8.86	n/a	$9.52

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2011

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:
Dividends(1)	$—	$7,655	$190,165
Interest, net of foreign taxes withheld*	36,888,213	9,894,519	44,109,386
Securities lending income, net	—	—	30,314

Total investment income	36,888,213	9,902,174	44,329,865

EXPENSES:
Investment management fees	3,797,189	593,791	1,336,224
Distribution and service fees:
Class A	1,504,355	210,964	865,772
Class B	183,744	95,926	146,537
Class C	1,086,740	114,023	418,540
Class O	—	—	105,944
Class R	—	—	77,812
Transfer agent fees:
Class A	374,272	126,878	332,175
Class B	11,861	14,476	14,426
Class C	67,739	17,135	40,425
Class I	7,852	3,685	157,872
Class O	—	—	40,484
Class R	—	—	15,250
Class W	4,974	—	2,241
Administrative service fees	807,906	116,429	786,012
Shareholder reporting expense	67,599	11,587	62,115
Registration fees	98,510	84,501	107,991
Professional fees	79,491	12,584	63,071
Custody and accounting expense	96,986	22,163	160,855
Trustee fees	27,336	3,762	19,739
Miscellaneous expense	37,388	6,625	36,244
Interest expense	—	325	4,243

Total expenses	8,253,942	1,434,854	4,793,972
Net recouped (waived and reimbursed) fees	—	(40,009)	37,746

Net expenses	8,253,942	1,394,845	4,831,718

Net investment income	28,634,271	8,507,329	39,498,147

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,946,705	4,791,701	27,376,800
Foreign currency related transactions	—	—	(5,189,262)
Futures	—	—	(3,913,986)
Swaps	—	—	(1,807,626)
Written options	—	—	778,450

Net realized gain	6,946,705	4,791,701	17,244,376

Net change in unrealized appreciation or depreciation on:
Investments	3,703,788	2,145,736	4,209,708
Foreign currency related transactions	—	517	(740,875)
Futures	—	—	293,525
Swaps	—	—	342,500
Written options	—	—	(46,538)

Net change in unrealized appreciation or depreciation	3,703,788	2,146,253	4,058,320

Net realized and unrealized gain	10,650,493	6,937,954	21,302,696

Increase in net assets resulting from operations	$39,284,764	$15,445,283	$60,800,843

* Foreign taxes withheld	$—	$—	$1,530
(1) Dividends from affiliates	$—	$5,813	$21,653

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GNMA Income Fund		ING High Yield Bond Fund
	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010
FROM OPERATIONS:
Net investment income	$28,634,271	$29,543,007	$8,507,329	$8,892,559
Net realized gain (loss)	6,946,705	5,839,917	4,791,701	(3,193,568)
Net change in unrealized appreciation or depreciation	3,703,788	(287,645)	2,146,253	30,507,815

Increase in net assets resulting from operations	39,284,764	35,095,279	15,445,283	36,206,806

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(24,627,310)	(25,155,664)	(6,170,719)	(6,986,125)
Class B	(637,962)	(1,099,922)	(641,089)	(1,093,360)
Class C	(3,671,286)	(3,140,989)	(746,145)	(827,545)
Class I	(3,133,728)	(1,916,719)	(798,345)	(28,023)
Class Q(1)	—	(2,079)	—	—
Class W	(346,694)	(333,523)	—	—
Return of capital:
Class A	—	—	(181,532)	(229,275)
Class B	—	—	(14,496)	(38,943)
Class C	—	—	(25,403)	(29,726)
Class I	—	—	(45,501)	(1,015)

Total distributions	(32,416,980)	(31,648,896)	(8,623,230)	(9,234,012)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	252,757,052	275,408,526	61,128,322	29,719,990
Reinvestment of distributions	27,473,342	26,412,537	6,221,442	5,568,334

	280,230,394	301,821,063	67,349,764	35,288,324
Cost of shares redeemed	(282,047,139)	(287,481,142)	(55,515,327)	(33,208,010)

Net increase (decrease) in net assets resulting from capital share transactions	(1,816,745)	14,339,921	11,834,437	2,080,314

Net increase in net assets	5,051,039	17,786,304	18,656,490	29,053,108

NET ASSETS:
Beginning of year	779,703,563	761,917,259	107,752,572	78,699,464

End of year	$784,754,602	$779,703,563	$126,409,062	$107,752,572

Undistributed (distributions in excess of) net investment income at end of year	$3,173,437	$3,564,888	$(148,927)	$(305,010)

(1) Effective November 20, 2009, Class Q shareholders of ING GNMA Income Fund converted into Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Intermediate Bond Fund
	Year Ended March 31, 2011	Year Ended March 31, 2010
FROM OPERATIONS:
Net investment income	$39,498,147	$44,636,689
Net realized gain (loss)	17,244,376	(32,149,489)
Net change in unrealized appreciation or depreciation	4,058,320	143,166,080

Increase in net assets resulting from operations	60,800,843	155,653,280

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(15,674,008)	(27,470,003)
Class B	(566,077)	(1,318,758)
Class C	(1,594,653)	(2,996,473)
Class I	(15,443,401)	(23,534,860)
Class O	(1,909,958)	(2,840,820)
Class R	(664,621)	(1,102,439)
Class W	(113,308)	(164,336)

Total distributions	(35,966,026)	(59,427,689)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	183,546,425	145,033,805
Reinvestment of distributions	29,932,608	47,744,888

	213,479,033	192,778,693
Cost of shares redeemed	(279,861,986)	(468,048,167)

Net decrease in net assets resulting from capital share transactions	(66,382,953)	(275,269,474)

Net decrease in net assets	(41,548,136)	(179,043,883)

NET ASSETS:
Beginning of year	791,065,285	970,109,168

End of year	$749,517,149	$791,065,285

Undistributed net investment income at end of year	$20,849,573	$21,509,983

See Accompanying Notes to Financial Statements

+

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING GNMA Income Fund
Class A
03-31-11	8.75	0.32		0.13	0.45	0.36	—	—	0.36	8.84	5.26	0.93	0.93		0.93		3.63		593,080	193
03-31-10	8.71	0.33	•	0.07	0.40	0.36	—	—	0.36	8.75	4.68	0.94	0.94		0.94		3.83		589,813	114
03-31-09	8.54	0.37		0.18	0.55	0.38	—	—	0.38	8.71	6.62	0.96	0.96		0.96		4.33		606,856	39
03-31-08	8.35	0.37		0.20	0.57	0.38	—	—	0.38	8.54	7.00	0.96	0.96		0.96		4.45		515,916	32
03-31-07	8.30	0.37		0.09	0.46	0.41	—	—	0.41	8.35	5.72	0.95	0.94		0.94		4.49		515,469	99
Class B
03-31-11	8.70	0.26	•	0.13	0.39	0.30	—	—	0.30	8.79	4.48	1.68	1.68		1.68		2.90		11,262	193
03-31-10	8.66	0.27	•	0.06	0.33	0.29	—	—	0.29	8.70	3.89	1.69	1.69		1.69		3.08		25,704	114
03-31-09	8.49	0.30		0.18	0.48	0.31	—	—	0.31	8.66	5.86	1.71	1.71		1.71		3.57		38,718	39
03-31-08	8.30	0.31		0.19	0.50	0.31	—	—	0.31	8.49	6.24	1.71	1.71		1.71		3.70		45,963	32
03-31-07	8.26	0.30		0.09	0.39	0.35	—	—	0.35	8.30	4.84	1.70	1.69		1.69		3.73		58,568	99
Class C
03-31-11	8.71	0.25		0.13	0.38	0.30	—	—	0.30	8.79	4.38	1.68	1.68		1.68		2.88		104,196	193
03-31-10	8.67	0.27	•	0.06	0.33	0.29	—	—	0.29	8.71	3.92	1.69	1.69		1.69		3.09		103,103	114
03-31-09	8.50	0.30		0.18	0.48	0.31	—	—	0.31	8.67	5.88	1.71	1.71		1.71		3.59		73,209	39
03-31-08	8.31	0.31		0.20	0.51	0.32	—	—	0.32	8.50	6.23	1.71	1.71		1.71		3.70		36,218	32
03-31-07	8.27	0.31		0.08	0.39	0.35	—	—	0.35	8.31	4.85	1.70	1.69		1.69		3.73		37,280	99
Class I
03-31-11	8.76	0.34		0.14	0.48	0.39	—	—	0.39	8.85	5.57	0.63	0.63		0.63		3.92		68,996	193
03-31-10	8.72	0.36	•	0.07	0.43	0.39	—	—	0.39	8.76	5.00	0.64	0.64		0.64		4.15		52,880	114
03-31-09	8.55	0.39		0.18	0.57	0.40	—	—	0.40	8.72	6.95	0.65	0.65		0.65		4.64		38,908	39
03-31-08	8.35	0.40		0.20	0.60	0.40	—	—	0.40	8.55	7.42	0.67	0.67		0.67		4.74		21,002	32
03-31-07	8.31	0.40		0.08	0.48	0.44	—	—	0.44	8.35	5.92	0.65	0.65		0.65		4.77		14,181	99
Class W
03-31-11	8.77	0.35		0.13	0.48	0.39	—	—	0.39	8.86	5.51	0.68	0.68		0.68		3.88		7,221	193
03-31-10	8.73	0.36	•	0.06	0.42	0.38	—	—	0.38	8.77	4.97	0.66	0.66		0.66		4.15		8,204	114
03-31-09	8.55	0.39		0.19	0.58	0.40	—	—	0.40	8.73	7.03	0.65	0.65		0.65		4.70		4,180	39
12-17-07(4) - 03-31-08	8.39	0.11		0.15	0.26	0.10	—	—	0.10	8.55	3.16	0.64	0.64		0.64		4.86		1	32

ING High Yield Bond Fund
Class A
03-31-11	7.38	0.56		0.45	1.01	0.55	—	0.02	0.57	7.82	14.22	1.13	1.10	†	1.10	†	7.43	†	86,017	87
03-31-10	5.52	0.62		1.89	2.51	0.63	—	0.02	0.65	7.38	46.88	1.24	1.10	†	1.10	†	9.17	†	83,034	103
03-31-09	7.89	0.62		(2.32)	(1.70)	0.54	—	0.13	0.67	5.52	(22.36)	1.25	1.10	†	1.10	†	9.30	†	59,307	75
03-31-08	8.99	0.67		(1.10)	(0.43)	0.67	—	—	0.67	7.89	(5.10)	1.16	1.11	†	1.11	†	7.86	†	83,327	66
03-31-07	8.71	0.61		0.27	0.88	0.60	—	—	0.60	8.99	10.54	1.11	1.10		1.10		6.98		104,328	122

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING High Yield Bond Fund (Continued)
Class B
03-31-11	7.37	0.51	•	0.44	0.95	0.49	—	0.02	0.51	7.81	13.35	1.88	1.85	†	1.85	†	6.74	†	6,864	87
03-31-10	5.52	0.57		1.87	2.44	0.57	—	0.02	0.59	7.37	45.58	1.99	1.85	†	1.85	†	8.46	†	12,099	103
03-31-09	7.88	0.58		(2.32)	(1.74)	0.49	—	0.13	0.62	5.52	(22.86)	2.00	1.85	†	1.85	†	8.38	†	12,289	75
03-31-08	8.98	0.61		(1.11)	(0.50)	0.60	—	—	0.60	7.88	(5.82)	1.91	1.86	†	1.86	†	7.08	†	24,994	66
03-31-07	8.70	0.53		0.29	0.82	0.54	—	—	0.54	8.98	9.72	1.86	1.85		1.85		6.18		43,427	122
Class C
03-31-11	7.38	0.50		0.44	0.94	0.49	—	0.02	0.51	7.81	13.22	1.88	1.85	†	1.85	†	6.66	†	11,938	87
03-31-10	5.52	0.57		1.89	2.46	0.58	—	0.02	0.60	7.38	45.82	1.99	1.85	†	1.85	†	8.40	†	11,038	103
03-31-09	7.89	0.58		(2.33)	(1.75)	0.49	—	0.13	0.62	5.52	(22.95)	2.00	1.85	†	1.85	†	8.57	†	7,101	75
03-31-08	8.99	0.61		(1.11)	(0.50)	0.60	—	—	0.60	7.89	(5.81)	1.91	1.86	†	1.86	†	7.09	†	9,987	66
03-31-07	8.71	0.54		0.28	0.82	0.54	—	—	0.54	8.99	9.70	1.86	1.85		1.85		6.21		15,487	122
Class I
03-31-11	7.37	0.57	•	0.48	1.05	0.59	—	0.02	0.61	7.81	14.86	0.76	0.73	†	0.73	†	7.53	†	21,590	87
03-31-10	5.51	0.64	•	1.90	2.54	0.66	—	0.02	0.68	7.37	47.55	0.92	0.78	†	0.78	†	8.99	†	1,582	103
07-31-08(4) - 03-31-09	7.64	0.37	•	(1.92)	(1.55)	0.49	—	0.09	0.58	5.51	(20.35)	0.95	0.80	†	0.80	†	9.61	†	2	75

ING Intermediate Bond Fund
Class A
03-31-11	9.23	0.47	•	0.26	0.73	0.43	—	—	0.43	9.53	8.00	0.68	0.68	†	0.68	†	4.97	†	316,000	384
03-31-10	8.31	0.45	•	1.09	1.54	0.62	—	—	0.62	9.23	18.95	0.71	0.69	†	0.69	†	5.04	†	348,871	540
03-31-09	10.13	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	8.31	(11.65)	0.72	0.70	†	0.70	†	4.84	†	471,185	674
03-31-08	10.23	0.51		(0.15)	0.36	0.46	—	—	0.46	10.13	3.61	0.73	0.69	†	0.69	†	4.98	†	799,369	435
03-31-07	10.13	0.50		0.10	0.60	0.50	—	—	0.50	10.23	6.03	0.73	0.69	†	0.69	†	4.89	†	698,537	367
Class B
03-31-11	9.21	0.40	•	0.26	0.66	0.36	—	—	0.36	9.51	7.21	1.43	1.43	†	1.43	†	4.24	†	9,379	384
03-31-10	8.30	0.38	•	1.08	1.46	0.55	—	—	0.55	9.21	17.96	1.46	1.44	†	1.44	†	4.31	†	18,605	540
03-31-09	10.11	0.38		(1.59)	(1.21)	0.38	0.22	—	0.60	8.30	(12.26)	1.47	1.45	†	1.45	†	4.08	†	23,721	674
03-31-08	10.21	0.43		(0.14)	0.29	0.39	—	—	0.39	10.11	2.84	1.48	1.44	†	1.44	†	4.26	†	41,078	435
03-31-07	10.11	0.42		0.10	0.52	0.42	—	—	0.42	10.21	5.23	1.48	1.44	†	1.44	†	4.13	†	50,086	367
Class C
03-31-11	9.22	0.40	•	0.26	0.66	0.36	—	—	0.36	9.52	7.21	1.43	1.43	†	1.43	†	4.22	†	33,994	384
03-31-10	8.30	0.38	•	1.09	1.47	0.55	—	—	0.55	9.22	18.08	1.46	1.44	†	1.44	†	4.31	†	45,016	540
03-31-09	10.12	0.38		(1.60)	(1.22)	0.38	0.22	—	0.60	8.30	(12.35)	1.47	1.45	†	1.45	†	4.08	†	53,534	674
03-31-08	10.22	0.43		(0.14)	0.29	0.39	—	—	0.39	10.12	2.85	1.48	1.44	†	1.44	†	4.24	†	83,232	435
03-31-07	10.12	0.42		0.10	0.52	0.42	—	—	0.42	10.22	5.24	1.48	1.44	†	1.44	†	4.13	†	81,556	367
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING Intermediate Bond Fund (Continued)
Class I
03-31-11	9.23	0.50		0.26	0.76	0.46	—	—	0.46	9.53	8.35	0.38	0.38	†	0.38	†	5.25	†	332,193	384
03-31-10	8.31	0.48	•	1.09	1.57	0.65	—	—	0.65	9.23	19.33	0.39	0.37	†	0.37	†	5.37	†	316,209	540
03-31-09	10.14	0.48		(1.61)	(1.13)	0.48	0.22	—	0.70	8.31	(11.42)	0.39	0.37	†	0.37	†	5.17	†	362,162	674
03-31-08	10.23	0.54		(0.13)	0.41	0.50	—	—	0.50	10.14	4.05	0.39	0.35	†	0.38	†	5.31	†	351,575	435
03-31-07	10.14	0.53		0.09	0.62	0.53	—	—	0.53	10.23	6.26	0.40	0.36	†	0.36	†	5.22	†	266,596	367
Class O
03-31-11	9.24	0.47	•	0.26	0.73	0.43	—	—	0.43	9.54	8.00	0.68	0.68	†	0.68	†	4.96	†	41,335	384
03-31-10	8.32	0.46	•	1.08	1.54	0.62	—	—	0.62	9.24	18.94	0.71	0.69	†	0.69	†	5.09	†	41,860	540
03-31-09	10.14	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	8.32	(11.62)	0.72	0.70	†	0.70	†	4.84	†	39,188	674
03-31-08	10.24	0.51		(0.15)	0.36	0.46	—	—	0.46	10.14	3.61	0.73	0.69	†	0.69	†	4.99	†	55,956	435
03-31-07	10.14	0.50		0.09	0.59	0.49	—	—	0.49	10.24	6.02	0.73	0.69	†	0.69	†	4.88	†	53,096	367
Class R
03-31-11	9.24	0.45	•	0.25	0.70	0.40	—	—	0.40	9.54	7.72	0.93	0.93	†	0.93	†	4.72	†	14,339	384
03-31-10	8.32	0.43	•	1.09	1.52	0.60	—	—	0.60	9.24	18.64	0.96	0.94	†	0.94	†	4.83	†	18,417	540
03-31-09	10.15	0.43		(1.61)	(1.18)	0.43	0.22	—	0.65	8.32	(11.93)	0.97	0.95	†	0.95	†	4.59	†	18,240	674
03-31-08	10.25	0.48		(0.14)	0.34	0.44	—	—	0.44	10.15	3.36	0.98	0.94	†	0.94	†	4.65	†	16,773	435
03-31-07	10.15	0.47		0.10	0.57	0.47	—	—	0.47	10.25	5.75	0.98	0.94	†	0.94	†	4.63	†	5,572	367
Class W
03-31-11	9.22	0.48		0.27	0.75	0.45	—	—	0.45	9.52	8.29	0.43	0.43	†	0.43	†	5.21	†	2,276	384
03-31-10	8.31	0.48	•	1.08	1.56	0.65	—	—	0.65	9.22	19.15	0.42	0.40	†	0.40	†	5.42	†	2,087	540
03-31-09	10.12	0.45		(1.53)	(1.08)	0.51	0.22	—	0.73	8.31	(11.03)	0.39	0.37	†	0.37	†	5.09	†	2,079	674
12-17-07(4) - 03-31-08	10.21	0.15	•	(0.05)	0.10	0.19	—	—	0.19	10.12	0.98	0.48	0.44	†	0.44	†	5.24	†	443	435

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of four separately managed series. This report is for: ING GNMA Income Fund (“GNMA Income”), ING High Yield Bond Fund (“High Yield Bond”) and ING Intermediate Bond Fund (“Intermediate Bond”) (each, a “Fund” and collectively, the “Funds”).

The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Funds are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Funds’ Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable fair value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair Value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

For the year ended March 31, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of March 31, 2011, the maximum amount of loss that Intermediate Bond would incur if the counterparties to its derivative transactions failed to perform would be $1,129,752, which represents the gross payments to be received by the Fund on open forward foreign currency contracts and swaps were they to be unwound as of March 31, 2011.

The Funds’ master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds net assets and or a percentage decrease in the Funds NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

As of March 31, 2011, Intermediate Bond had a net liability position of $3,034,699 on open forward foreign currency contracts, swaps and written options with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2011, Intermediate Bond could have been required to pay this amount in cash to its counterparties. As of March 31, 2011 Intermediate Bond had posted $1,124,000 to its counterparties in cash collateral for its open derivatives transactions.

E. Foreign Currency Transactions and Futures Contracts. High Yield Bond and Intermediate Bond may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the year ended March 31, 2011, Intermediate Bond has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund uses forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended March 31, 2011, Intermediate Bond had average contract amounts on forward foreign currency contracts to buy and sell of $2,858,297 and $53,453,987, respectively.

High Yield Bond and Intermediate Bond may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2011, Intermediate Bond has both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended March 31, 2011, Intermediate Bond had an average notional value of $129,336,205 and $209,738,413 on futures contracts purchased and sold, respectively.

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Income,

declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund (except GNMA Income) may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan

Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N. Options Contracts. The Funds (except GNMA Income) may write call and put options on futures, swaptions, securities, commodity or currencies it owns or in which it may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended March 31, 2011, Intermediate Bond has purchased and written foreign currency options in order to hedge the value of its non-U.S. dollar-denominated holdings from adverse currency movements. There were no open foreign currency options at March 31, 2011.

During the year ended March 31, 2011, Intermediate Bond has purchased and written swaptions on credit default swap indices “CDX” in order to hedge the credit risk of the Portfolio. There were no open CDX swaptions at March 31, 2011.

During the year ended March 31, 2011, Intermediate Bond has written swaptions on interest rate swaps to increase exposure to long-term interest rates and potentially enhance the Fund’s yield. There were no open written swaptions at March 31, 2011.

During the year ended March 31, 2011, Intermediate Bond has purchased and written options on exchange-traded futures contracts on various bonds and notes as part of their duration strategy and to generate income. Please refer to the Summary Portfolio of Investments for open purchased options on exchange-traded futures contracts and the table following for open written options on exchange-traded futures contracts at March 31, 2011.

Please refer to Note 9 for the volume of both purchased and written options and swaptions activity during the year ended March 31, 2011.

O. Swap Agreements. High Yield Bond and Intermediate Bond may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets or Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

High Yield Bond and Intermediate Bond may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2011, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended March 31, 2011, Intermediate Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and CDX indices and to hedge against anticipated potential credit events.

For the year ended March 31, 2011, Intermediate Bond has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended March 31, 2011, Intermediate Bond had average notional amounts of $16,428,000 and $6,278,200 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Interest rate swaps are used to adjust interest rate and yield curve exposures and to substitute for physical securities. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk. For the year ended March 31, 2011, Intermediate Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $15,111,332. For the year ended March 31, 2011, Intermediate Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $15,955,200. Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at March 31, 2011.

P. Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

Q. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2011, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
High Yield Bond	$103,803,395	$97,514,188
Intermediate Bond	694,997,738	680,120,094

U.S. government securities not included above were as follows:

	Purchases	Sales
GNMA Income	$1,643,418,416	$1,630,615,305
Intermediate Bond	2,486,725,011	2,530,899,404

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the ”Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income — 0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter; for High Yield Bond — 0.51% on first $500 million, 0.45% on next $4.5 billion and 0.40% on assets thereafter; and for Intermediate Bond — 0.17%.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

During the period, ING Funds were permitted to invest end-of-day cash balances into Institutional Money Market. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to Institutional Money Market with respect to assets invested by the Funds. For the year ended March 31, 2011, High Yield Bond and Intermediate Bond waived $2,364 and $8,630, respectively. These fees are not subject to recoupment.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Funds will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Funds. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned Initial Public Offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s and/or Sub-Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser and Sub-Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W and as otherwise noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	N/A
Intermediate Bond	0.25%	1.00%	1.00%	0.25%	0.50%

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2011, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges:
GNMA	$65,516	N/A
High Yield	12,312	N/A
Intermediate Bond	14,741	N/A
Contingent Deferred Sales Charges:
GNMA	$5,548	$18,769
High Yield	—	611
Intermediate Bond	49	4,201

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2011, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
GNMA Income	$313,120	$66,621	$224,284	$604,025
High Yield Bond	57,465	10,411	34,576	102,452
Intermediate Bond	155,293	64,069	119,761	339,123

At March 31, 2011, the following ING Funds or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Capital Allocation Fund — High Yield Bond (15.21%) and Intermediate Bond (6.73%).

ING Life Insurance & Annuity — GNMA Income (19.94%) and Intermediate Bond (19.67%).

ING National Trust — GNMA Income (14.47%) and Intermediate Bond (13.00%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)
	Class A	Class B	Class C	Class I	Class O	Class R	Class W
GNMA Income	0.97%	1.72%	1.72%	0.67%	N/A	N/A	0.72%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	N/A	N/A
Intermediate Bond	0.75%	1.50%	1.50%	0.50%	0.75%	1.00%	0.50%

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of March 31, 2011 the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	March 31,
	2012	2013	2014	Total
High Yield Bond	$144,667	$136,047	$37,645	$318,359
Intermediate Bond	104,815	128,272	—	233,087

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Trust provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — LINE OF CREDIT

Each of the Funds included in this report with the exception of GNMA Income, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

The following Funds utilized the line of credit during the year ended March 31, 2011:

Fund	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
High Yield Bond	6	$1,363,333	1.45%
Intermediate Bond	34	3,230,441	1.41

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased options on exchange-traded futures contracts for Intermediate Bond during the year ended March 31, 2011 were as follows:

	Number of Contracts	Cost
Balance at 03/31/10	—	$—
Options Purchased	242	342,935
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	—	—

Balance at 03/31/11	242	$342,935

Transactions in purchased options on foreign currencies for Intermediate Bond during the year ended March 31, 2011 were as follows:

	Notional Amount	Cost
Balance at 03/31/10	—	$—
Options Purchased	34,362,000	196,539
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(34,362,000)	(196,539)

Balance at 03/31/11	—	$—

Transactions in purchased swaptions on CDX indices for Intermediate Bond during the year ended March 31, 2011 were as follows:

	Notional Amount	Cost
Balance at 03/31/10	—	$—
Options Purchased	77,976,000	553,630
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(77,976,000)	(553,630)

Balance at 03/31/11	—	$—

Transactions in written options on exchange-traded futures contracts for Intermediate Bond during the year ended March 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Balance at 03/31/10	—	$—
Options Written	242	138,744
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	—	—

Balance at 03/31/11	242	$138,744

Transactions in written options on foreign currencies for Intermediate Bond during the year ended March 31, 2011 were as follows:

	Notional Amount	Premiums Received
Balance at 03/31/10	—	$—
Options Written	34,362,000	156,154
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	(34,362,000)	(156,154)

Balance at 03/31/11	—	$—

Transactions in written swaptions on interest rate swaps for Intermediate Bond during the year ended March 31, 2011 were as follows:

	Notional Amount	Premiums Received
Balance at 03/31/10	—	$—
Options Written	49,845,000	1,434,134
Options Terminated in Closing Purchase Transactions	(49,845,000)	(1,434,134)
Options Exercised	—	—
Options Expired	—	—

Balance at 03/31/11	—	$—

Transactions in written swaptions on CDX indices for Intermediate Bond during the year ended March 31, 2011 were as follows:

	Notional Amount	Premiums Received
Balance at 03/31/10	—	$—
Options Written	155,952,000	323,600
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	(155,952,000)	(323,600)

Balance at 03/31/11	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES

	Shares sold	Proceeds from shares converted	Reinvest- ment of distribu- tions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares converted	Reinvest- ment of distribu- tions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
GNMA Income
Class A
03-31-11	18,504,611	—	2,445,141	(21,233,387)	—	(283,635)	164,417,869	—	21,639,688	(188,250,654)	—	(2,193,097)
03-31-10	19,576,866	—	2,478,996	(24,320,182)	—	(2,264,320)	170,536,214	—	21,550,033	(211,744,101)	—	(19,657,854)
Class B
03-31-11	36,609	—	55,994	(1,764,623)	—	(1,672,020)	323,505	—	493,030	(15,559,560)	—	(14,743,025)
03-31-10	124,001	—	94,320	(1,734,225)	—	(1,515,904)	1,074,963	—	815,731	(15,015,734)	—	(13,125,040)
Class C
03-31-11	4,030,435	—	283,015	(4,301,794)	—	11,656	35,705,363	—	2,494,291	(37,914,742)	—	284,912
03-31-10	6,917,222	—	219,900	(3,742,016)	—	3,395,106	59,949,807	—	1,904,907	(32,451,078)	—	29,403,636
Class I
03-31-11	5,309,047	—	286,168	(3,833,200)	—	1,762,015	47,286,190	—	2,536,951	(33,952,716)	—	15,870,425
03-31-10	3,829,573	—	212,517	(2,468,028)	—	1,574,062	33,449,988	—	1,849,714	(21,534,212)	—	13,765,490
Class Q(1)
03-31-11	—	—	—	—	—	—	—	—	—	—	—	—
03-31-10	3,612	—	155	(407)	(8,567)	(5,207)	31,531	—	1,345	(3,537)	(75,518)	(46,179)
Class W
03-31-11	563,741	—	34,877	(718,850)	—	(120,232)	5,024,125	—	309,382	(6,369,467)	—	(1,035,960)
03-31-10	1,185,827	8,574	33,379	(771,203)	—	456,577	10,366,023	75,518	290,807	(6,732,480)	—	3,999,868
High Yield Bond
Class A
03-31-11	4,221,124	—	582,319	(5,052,976)	—	(249,533)	31,528,957	—	4,400,242	(37,776,855)	—	(1,847,656)
03-31-10	3,488,979	—	622,857	(3,597,992)	—	513,844	23,171,133	—	4,283,036	(24,366,521)	—	3,087,648
Class B
03-31-11	79,800	—	62,984	(905,113)	—	(762,329)	595,373	—	472,981	(6,815,808)	—	(5,747,454)
03-31-10	133,732	—	104,520	(824,097)	—	(585,845)	891,376	—	714,386	(5,528,456)	—	(3,922,694)
Class C
03-31-11	397,852	—	71,615	(438,163)	—	31,304	3,011,775	—	540,373	(3,314,772)	—	237,376
03-31-10	614,472	—	79,902	(483,977)	—	210,397	4,069,056	—	550,305	(3,288,533)	—	1,330,828
Class I
03-31-11	3,422,861	—	105,301	(979,473)	—	2,548,689	25,992,217	—	807,846	(7,607,892)	—	19,192,171
03-31-10	214,679	—	2,830	(3,339)	—	214,170	1,588,425	—	20,607	(24,500)	—	1,584,532
Intermediate Bond
Class A
03-31-11	7,129,198	—	1,488,918	(13,255,546)	—	(4,637,430)	67,433,425	—	14,090,479	(125,623,492)	—	(44,099,588)
03-31-10	6,958,052	—	2,568,754	(28,415,769)	—	(18,888,963)	62,494,813	—	23,169,031	(253,003,731)	—	(167,339,887)
Class B
03-31-11	94,373	—	46,546	(1,174,144)	—	(1,033,225)	892,369	—	438,794	(11,114,683)	—	(9,783,520)
03-31-10	113,544	—	107,747	(1,060,985)	—	(839,694)	1,019,849	—	971,311	(9,503,906)	—	(7,512,746)
Class C
03-31-11	446,057	—	115,401	(1,872,281)	—	(1,310,823)	4,198,381	—	1,089,771	(17,694,919)	—	(12,406,767)
03-31-10	669,093	—	213,733	(2,448,543)	—	(1,565,717)	6,018,663	—	1,928,786	(21,811,456)	—	(13,864,007)
Class I
03-31-11	10,667,680	—	1,410,739	(11,470,021)	—	608,398	101,428,879	—	13,357,971	(108,520,351)	—	6,266,499
03-31-10	7,079,914	—	2,236,388	(18,631,494)	—	(9,315,192)	63,139,964	—	20,172,137	(166,536,338)	—	(83,224,237)
Class O
03-31-11	510,135	—	19,848	(727,653)	—	(197,670)	4,836,398	—	187,918	(6,903,950)	—	(1,879,634)
03-31-10	561,868	—	34,185	(776,134)	—	(180,081)	5,032,515	—	308,868	(6,916,315)	—	(1,574,932)
Class R
03-31-11	391,554	—	69,698	(951,226)	—	(489,974)	3,722,992	—	660,288	(8,985,020)	—	(4,601,740)
03-31-10	710,000	—	119,448	(1,028,381)	—	(198,933)	6,423,330	—	1,080,762	(9,032,616)	—	(1,528,524)
Class W
03-31-11	108,973	—	11,343	(107,526)	—	12,790	1,033,981	—	107,387	(1,019,571)	—	121,797
03-31-10	101,459	—	12,622	(138,116)	—	(24,035)	904,671	—	113,993	(1,243,805)	—	(225,141)

(1)	Effective November 20, 2009, Class Q shareholders of GNMA Income converted into Class W shares of the Fund.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Intermediate Bond held the following defaulted securities at March 31, 2011:

Fund	Security	Fair Value
Intermediate Bond	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	$—
	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	—
	Twin Reefs Pass-through Trust, 0.000%, due 12/10/49	—

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Fund and its corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Securities (High Yield Bond and Intermediate Bond). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (High Yield Bond). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

High-Yield, Lower-Grade Debt Securities Risk (High-Yield Bond and Intermediate Bond). High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

(continued)

the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified.

Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
GNMA Income	$—	$3,391,258	$(3,391,258)
High Yield Bond(1)	(65,743,424)	5,052	65,738,372
Intermediate Bond	—	(4,192,531)	4,192,531

(1)	$65,743,424 relates to the expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
GNMA Income	$32,416,980	$—	$31,648,896	$—
High Yield Bond	8,356,298	266,932	8,935,053	298,959
Intermediate Bond	35,966,026	—	59,427,689	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2011 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GNMA Income	$3,173,437	$29,399,440	$(3,361,584)	$—	$(2,328,715)	2014
					(1,506,711)	2016
					(1,393,630)	2017

					$(5,229,056)

High Yield Bond	—	8,379,457	—	—	(5,986,296)	2012
					(126,079)	2014
					(16,938,959)	2015
					(9,006,267)	2017
					(14,980,165)	2018

					$(47,037,766)

Intermediate Bond	22,582,814	26,672,661	(816,435)	(3,379,454)	(188,456,343)	2018

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of March 31, 2011, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ tax year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund —Series A) and the BNY Institutional Cash Reserves Fund —Series B (“BICR —Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of March 31, 2011, and throughout the period covered by this report, BICR — Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities have market values significantly below amortized cost. On

May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR — Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in BICR —Series B includes the value of the underlying securities held by BICR — Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight Government Fund and in BICR —Series B are included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR — Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At March 31, 2011, the following Fund had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Intermediate Bond	$16,762,640	$17,095,000

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Fund’s Summary Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS

Subsequent to March 31, 2011, the following Funds paid dividends of:

	Type	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	NII	$0.0291	April 4, 2011	March 31, 2011
Class B	NII	$0.0233	April 4, 2011	March 31, 2011
Class C	NII	$0.0235	April 4, 2011	March 31, 2011
Class I	NII	$0.0312	April 4, 2011	March 31, 2011
Class W	NII	$0.0310	April 4, 2011	March 31, 2011
Class A	NII	$0.0291	May 3, 2011	April 29, 2011
Class B	NII	$0.0234	May 3, 2011	April 29, 2011
Class C	NII	$0.0237	May 3, 2011	April 29, 2011
Class I	NII	$0.0313	May 3, 2011	April 29, 2011
Class W	NII	$0.0309	May 3, 2011	April 29, 2011

High Yield Bond
Class A	NII	$0.0431	May 2, 2011	Daily
Class B	NII	$0.0384	May 2, 2011	Daily
Class C	NII	$0.0383	May 2, 2011	Daily
Class I	NII	$0.0458	May 2, 2011	Daily

Intermediate Bond
Class A	NII	$0.0388	May 2, 2011	Daily
Class B	NII	$0.0301	May 2, 2011	Daily
Class C	NII	$0.0309	May 2, 2011	Daily
Class I	NII	$0.0410	May 2, 2011	Daily
Class O	NII	$0.0388	May 2, 2011	Daily
Class R	NII	$0.0369	May 2, 2011	Daily
Class W	NII	$0.0406	May 2, 2011	Daily

NII	- Net investment income

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011

Principal Amount			Value	Percent of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: 105.1%
		Federal Home Loan Mortgage Corporation##: 2.4%
$3,093,242	^	5.500%, due 09/15/35	$501,297	2.4
4,836,565		5.625%, due 12/01/36 - 02/01/38	5,303,823
9,748,874		6.000%, due 05/15/36	10,673,902
1,110,851		9.000%, due 12/17/30	1,323,927
26,799,651	^	0.500% - 9.500%, due 11/01/14 - 07/15/36	730,944
			18,533,893	2.4
		Federal National Mortgage Association##: 14.4%
18,599,000	W	4.000%, due 04/25/39	18,296,766	14.4
42,486,000	W	4.500%, due 04/25/39	43,249,431
43,458,683		4.500%, due 09/01/40 - 11/01/40	44,301,891
723,704		6.600%, due 07/01/27 - 06/01/28	828,227
2,482,592		8.000%, due 12/25/45	3,028,671
2,297,252		10.008%, due 09/25/42	2,818,952
442,140		6.500% - 8.500%, due 06/01/14 - 05/01/28	497,069
			113,021,007	14.4
		Government National Mortgage Association: 88.3%
95,292,178	^	0.250%, due 06/20/36	598,625	88.3
89,730,097	^	0.885%, due 01/16/50	4,371,390
89,937,501	^	0.949%, due 11/16/46	3,502,346
100,000,000	^	1.102%, due 01/16/51	5,450,000
25,947,919	^	2.617%, due 10/16/52	3,243,054
5,120,529		4.000%, due 05/20/33 - 05/15/40	5,151,080
7,757,737	^	4.500%, due 02/20/35 - 12/20/37	1,050,135
31,112,852		4.500%, due 01/20/34 - 02/20/40	32,169,161
68,222,652	^	5.000%, due 05/20/35 - 04/20/37	10,086,164
178,587,222		5.000%, due 05/15/18 - 01/15/41	189,779,731
540,702		5.100%, due 04/20/32	580,388
1,561,598		5.250%, due 11/20/36 - 01/20/38	1,695,006

Principal Amount			Value	Percent of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
$13,635,468		5.473%, due 01/20/60	$14,723,405
164,006,463		5.500%, due 08/20/24 - 03/15/41	178,077,252
2,089,705		5.600%, due 12/20/36 - 02/20/38	2,283,902
2,767,187		5.625%, due 01/20/37 - 04/15/39	3,030,232
9,622,982		5.630%, due 07/15/45	10,041,873
482,628		5.680%, due 05/15/47	512,073
484,733		5.690%, due 11/15/42	512,890
12,481,521		5.750%, due 11/20/27 - 07/20/38	13,670,476
5,534,989		5.950%, due 02/15/44	5,923,729
1,862,340		5.970%, due 11/15/31	2,000,686
16,690,343		5.980%, due 01/20/30 - 07/20/34	18,182,650
92,926,118		6.000%, due 01/20/24 - 03/15/41	102,545,921
406,873		6.125%, due 02/15/39 - 04/15/39	450,852
3,387,533		6.200%, due 08/20/28 - 02/20/30	3,719,131
35,733,842	^	6.247%, due 09/20/37 - 09/20/38	4,690,893
620,436		6.250%, due 09/15/27 - 09/15/29	694,844
562,885		6.280%, due 01/20/26 - 05/20/26	617,062
13,092,525		6.500%, due 03/15/28 - 07/20/38	14,781,400
2,681,654		6.600%, due 10/20/26 - 07/20/28	3,046,002
887,427		6.750%, due 08/15/28 - 04/20/37	1,009,862
27,603,351		7.000%, due 09/15/23 - 12/20/38	31,703,989
6,288,699		7.200%, due 03/15/39	6,754,330
5,144,478	^	7.247%, due 05/16/31	978,158
3,054,844	^	7.347%, due 10/16/29	541,461
4,018,482		7.350%, due 03/15/43	4,312,628
6,038,984		7.500%, due 08/20/27 - 10/15/38	6,696,204
395,489		8.000%, due 03/20/24 - 03/15/28	463,697
1,067,913		9.000%, due 05/15/16 - 01/15/31	1,156,341
7,528,652	^	5.450% - 31.484%, due 05/15/19 - 04/20/34	2,243,364
			693,042,387	88.3

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount		Value	Percent of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Other U.S. Agency Obligations: 0.0%
$3,855	Small Business Administration, 8.250%, due 11/01/11	$3,915	0.0
	Total Investments in Securities (Cost $795,197,537)*	$824,601,202	105.1
	Other Assets and Liabilities - Net	(39,846,600)	(5.1)

	Net Assets	$784,754,602	100.0

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
*	Cost for federal income tax purposes is $795,201,762.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$32,600,678
Gross Unrealized Depreciation	(3,201,238)

Net Unrealized Appreciation	$29,399,440

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2011
Asset Table
Investments, at value
U.S. Government Agency Obligations	$—	$819,151,202	$5,450,000	$824,601,202

Total Investments, at value	$—	$819,151,202	$5,450,000	$824,601,202

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended March 31, 2011:

	Beginning Balance 3/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 3/31/2011
Asset Table
Investments, at value
U.S. Government Agency Obligations	$—	$5,449,219	$—	$(8,032)	$—	$8,813	$—	$—	$5,450,000

Total Investments, at value	$—	$5,449,219	$—	$(8,032)	$—	$8,813	$—	$—	$5,450,000

As of March 31, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $8,813.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
There were no significant transfers between Level 1 and 2 during the period ending March 31, 2011.

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 92.9%
		Consumer Discretionary: 23.0%
$665,000		Accuride Corp., 9.500%, due 08/01/18	$743,138	0.6
265,000		Affinia Group, Inc., 9.000%, due 11/30/14	274,275	0.5
90,000	#	Affinia Group, Inc., 9.000%, due 11/30/14	93,150
223,000	#	Affinia Group, Inc., 10.750%, due 08/15/16	254,499
700,000	#	AMC Entertainment, Inc., 9.750%, due 12/01/20	752,500	0.6
34,781	#	American Media, Inc., 13.500%, due 06/15/18	35,824	0.0
310,000	#	Ameristar Casinos, Inc., 7.500%, due 04/15/21	307,288	0.7
510,000		Ameristar Casinos, Inc., 9.250%, due 06/01/14	562,913
90,000	#	Asbury Automotive Group, Inc., 8.375%, due 11/15/20	94,050	0.1
150,000	#	Bresnan Broadband Holdings LLC, 8.000%, due 12/15/18	159,000	0.1
231,000	#	Burlington Coat Factory Warehouse Corp., 10.000%, due 02/15/19	225,225	0.2
720,000		Cablevision Systems Corp., 7.750%, due 04/15/18	781,200	1.0
450,000		Cablevision Systems Corp., 8.000%, due 04/15/20	492,750
840,000		Caesars Entertainment Operating Co., Inc., 10.000%, due 12/15/18	770,700	1.4
840,000		Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17	958,650
420,000	#	Cedar Fair L.P./Canada’s Wonderland Co/Magnum Management Corp., 9.125%, due 08/01/18	457,800	0.4
1,000,000	#	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, due 11/15/17	1,047,500	0.8
730,000	#, Z	Checkout Holding Corp., 9.530%, due 11/15/15	479,063	0.4
195,000	#	Citadel Broadcasting Corp., 7.750%, due 12/15/18	212,306	0.2

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$185,000	#	CityCenter Holdings LLC/CityCenter Finance Corp., 7.625%, due 01/15/16	$191,938	0.2
75,000	&, #	CityCenter Holdings LLC/CityCenter Finance Corp., 10.750%, due 01/15/17	77,813
493,000	#	Clear Channel Communications, Inc., 9.000%, due 03/01/21	494,233	0.5
115,000		Clear Channel Communications, Inc., 10.750%, due 08/01/16	110,113
525,000		Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	577,781	0.4
380,000	#	DineEquity, Inc., 9.500%, due 10/30/18	414,200	0.3
680,000		DISH DBS Corp., 7.875%, due 09/01/19	739,500	0.6
540,000	#	Exide Technologies, 8.625%, due 02/01/18	579,150	0.5
140,000	#	Inergy L.P./Inergy Finance Corp., 6.875%, due 08/01/21	146,125	0.1
365,000	#	McJunkin Red Man Corp., 9.500%, due 12/15/16	371,388	0.3
800,000		MGM Resorts International, 9.000% - 10.375%, due 05/15/14 - 03/15/20	895,381	0.7
570,000	#	Michaels Stores, Inc., 7.750%, due 11/01/18	584,250	1.0
685,000	+	Michaels Stores, Inc., 0.000% - 11.375%, (step rate 13.000%), due 11/01/16	721,725
75,000	#	NCL Corp., Ltd., 9.500%, due 11/15/18	79,313	0.1
470,000	#	Needle Merger Sub Corp., 8.125%, due 03/15/19	477,050	0.4
465,000	#	Nielsen Finance LLC/Nielsen Finance Co., 7.750%, due 10/15/18	501,038	0.4
450,000	#	Petco Animal Supplies, Inc., 9.250%, due 12/01/18	483,750	0.4
620,000		Pinnacle Entertainment, Inc., 8.750%, due 05/15/20	647,900	0.5
110,000	#	Prestige Brands, Inc., 8.250%, due 04/01/18	116,600	0.3
295,000		Prestige Brands, Inc., 8.250%, due 04/01/18	312,700
305,000	#	Rent-A-Center, Inc., 6.625%, due 11/15/20	301,950	0.2

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$195,000	#	Scientific Games Corp., 8.125%, due 09/15/18	$206,700	0.2
287,000	#	Seminole Indian Tribe of Florida, 7.750%, due 10/01/17	304,938	0.2
10,000	#	Sinclair Television Group, Inc., 8.375%, due 10/15/18	10,625	0.3
385,000	#	Sinclair Television Group, Inc., 9.250%, due 11/01/17	431,200
645,000	#	Sirius XM Radio, Inc., 8.750%, due 04/01/15	728,850	0.6
270,000	#	Stoneridge, Inc., 9.500%, due 10/15/17	299,700	0.2
695,000		Universal City Development Partners Ltd./UCDP Finance, Inc., 8.875%, due 11/15/15	760,156	0.6
		Other Securities	8,845,732	7.0
			29,113,630	23.0
		Consumer Staples: 5.4%
185,000	#	Bumble Bee Acquisition Corp., 9.000%, due 12/15/17	193,325	0.2
170,000	&, #	Bumble Bee Holdco SCA, 9.625%, due 03/15/18	159,375	0.1
285,000	#	Darling International, Inc., 8.500%, due 12/15/18	311,363	0.2
450,000	#	Hertz Corp., 6.750%, due 04/15/19	448,313	0.7
220,000	#	Hertz Corp., 7.375%, due 01/15/21	226,050
226,000		Hertz Corp., 8.875%, due 01/01/14	232,780
650,000		JBS USA LLC/JBS USA Finance, Inc., 11.625%, due 05/01/14	757,250	0.6
255,000	#	Pilgrim’s Pride Corp., 7.875%, due 12/15/18	248,625	0.2
240,000	#	Rite Aid Corp., 6.875%, due 12/15/28	146,400	0.1
470,000	#	RSC Equipment Rental, Inc., 10.000%, due 07/15/17	538,150	0.6
190,000	#	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, due 02/01/21	198,550
420,000		ServiceMaster Co, 7.450%, due 08/15/27	341,250	1.0

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Staples: (continued)
$820,000	&, #	ServiceMaster Co., 10.750%, due 07/15/15	$875,350
150,000	#	Stater Bros Holdings, Inc., 7.375%, due 11/15/18	156,375	0.1
		Other Securities	2,021,800	1.6
			6,854,956	5.4
		Energy: 13.9%
555,000	#	Alta Mesa Holdings/Alta Mesa Finance Services Corp., 9.625%, due 10/15/18	566,100	0.4
90,000	#	Basic Energy Services, Inc., 7.750%, due 02/15/19	92,925	0.1
290,000	#	Brigham Exploration Co., 8.750%, due 10/01/18	323,350	0.3
340,000	#	Calfrac Holdings L.P., 7.500%, due 12/01/20	352,750	0.3
145,000	#	Chaparral Energy, Inc., 8.250%, due 09/01/21	149,713	0.6
205,000	#	Chaparral Energy, Inc., 9.875%, due 10/01/20	228,575
405,000		Chaparral Energy, Inc., 8.875%, due 02/01/17	427,275
335,000	#	Clayton Williams Energy, Inc., 7.750%, due 04/01/19	336,256	0.3
625,000		El Paso Corp., 7.250%, due 06/01/18	705,635	0.6
410,000	#	Energy XXI Gulf Coast, Inc., 9.250%, due 12/15/17	439,725	0.3
865,000	#	Foresight Energy LLC/Foresight Energy Corp., 9.625%, due 08/15/17	935,281	0.7
625,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, due 02/15/20	668,750	0.5
200,000	#	James River Escrow, Inc., 7.875%, due 04/01/19	208,000	0.2
275,000	#	Linn Energy LLC/Linn Energy Finance Corp., 7.750%, due 02/01/21	294,938	0.6
360,000	#	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 04/15/20	401,400
160,000	#	MEG Energy Corp., 6.500%, due 03/15/21	162,800	0.1
215,000	#	Murray Energy Corp., 10.250%, due 10/15/15	232,200	0.2
325,000	#	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, due 02/15/17	323,375	0.3

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
$210,000	#	Oasis Petroleum, Inc., 7.250%, due 02/01/19	$213,150	0.2
535,000		Pioneer Natural Resources Co., 7.500%, due 01/15/20	605,207	0.5
730,000		Plains Exploration & Production Co., 7.625%, due 06/01/18	784,750	0.8
200,000		Plains Exploration & Production Co., 6.625%, due 05/01/21	200,250
410,000	#	SandRidge Energy, Inc., 8.000%, due 06/01/18	431,525	0.3
600,000		Swift Energy Co., 8.875%, due 01/15/20	658,500	0.7
245,000		Swift Energy Co., 7.125%, due 06/01/17	251,738
270,000	#	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.875%, due 02/01/21	267,975	0.2
120,000	#	Venoco, Inc., 8.875%, due 02/15/19	120,150	0.1
230,000	#	Westmoreland Coal Co./Westmoreland Partners, 10.750%, due 02/01/18	227,988	0.2
		Other Securities	6,873,883	5.4
			17,484,164	13.9
		Financials: 12.3%
380,000	#	ABI Escrow Corp., 10.250%, due 10/15/18	421,800	0.3
1,435,000		Ally Financial, Inc., 8.000%, due 03/15/20	1,565,944	1.6
455,000		Ally Financial, Inc., 8.300%, due 02/12/15	499,931
790,000		American General Finance Corp., 5.400%, due 12/01/15	724,825	0.8
300,000		American General Finance Corp., 5.850%, due 06/01/13	294,750
750,000		Atlantic Broadband Finance, LLC, 9.375%, due 01/15/14	765,000	0.6
640,000	#	CIT Group, Inc., 6.625%, due 04/01/18	650,257	2.2
595,000		CIT Group, Inc., 7.000%, due 05/01/14	607,644

800,000		CIT Group, Inc., 7.000%, due 05/01/17	803,000
695,000		CIT Group, Inc., 7.000%, due 05/01/15 -05/01/16	701,244

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$760,000		Felcor Lodging L.P., 10.000%, due 10/01/14	$872,100	0.7
945,000		Ford Motor Credit Co., LLC, 8.125%, due 01/15/20	1,084,180	1.5
690,000		Ford Motor Credit Co., LLC, 8.700%, due 10/01/14	783,857
298,000	#	International Lease Finance Corp., 8.875%, due 09/15/15	328,545	1.3
310,000	#	International Lease Finance Corp., 9.000%, due 03/15/17	349,525
870,000		International Lease Finance Corp., 5.625% - 8.250%, due 09/20/13 - 12/15/20	901,606
370,000	#	LBI Escrow Corp., 8.000%, due 11/01/17	408,850	0.3
585,000	#	Pinafore LLC/Pinafore, Inc., 9.000%, due 10/01/18	637,650	0.5
250,000	#	Realogy Corp., 7.875%, due 02/15/19	249,375	0.2
660,000		Tops Holding Corp./Tops Markets LLC, 10.125%, due 10/15/15	712,800	0.6
		Other Securities	2,130,785	1.7
			15,493,668	12.3
		Health Care: 7.8%
135,000	#	Endo Pharmaceuticals Holdings, Inc., 7.000%, due 12/15/20	140,231	0.1
150,000	#	Giant Funding Corp., 8.250%, due 02/01/18	154,688	0.1
655,000	#	HCA Holdings, Inc., 7.750%, due 05/15/21	686,113	0.5
860,000		HCA, Inc., 7.250%, due 09/15/20	924,500	1.5
905,000		HCA, Inc., 7.875%, due 02/15/20	988,713
625,000		Healthsouth Corp., 7.250% - 8.125%, due 10/01/18 - 02/15/20	670,669	0.5
370,000	#	MedAssets, Inc., 8.000%, due 11/15/18	380,175	0.3
170,000	#	Mylan, Inc./PA, 7.875%, due 07/15/20	185,725	0.2
570,000		Omnicare, Inc., 7.750%, due 06/01/20	607,050	0.5
280,000	#	STHI Holding Corp., 8.000%, due 03/15/18	291,200	0.2

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Health Care: (continued)
$670,000		Tenet Healthcare Corp., 8.000%, due 08/01/20	$701,825	0.6
75,000	#	Valeant Pharmaceuticals International, 6.750%, due 10/01/17	74,250	0.4
175,000	#	Valeant Pharmaceuticals International, 6.750%, due 08/15/21	166,906
245,000	#	Valeant Pharmaceuticals International, 7.000%, due 10/01/20	238,875
		Other Securities	3,610,668	2.9
			9,821,588	7.8
		Industrials: 7.7%
455,000	#	Amsted Industries, Inc., 8.125%, due 03/15/18	487,419	0.4
310,000	#	Bombardier, Inc., 7.500%, due 03/15/18	336,350	0.5
310,000	#	Bombardier, Inc., 7.750%, due 03/15/20	338,288
185,000	#	Building Materials Corp. of America, 7.500%, due 03/15/20	193,325	0.1
160,000	#	Case New Holland, Inc., 7.875%, due 12/01/17	178,600	0.1
290,000	#	Cenveo Corp., 10.500%, due 08/15/16	292,900	0.2
355,000	#	Florida East Coast Railway Corp., 8.125%, due 02/01/17	372,306	0.3
70,000	#	Geo Group, Inc., 6.625%, due 02/15/21	69,650	0.1
105,000	#	Great Lakes Dredge & Dock Corp., 7.375%, due 02/01/19	106,838	0.1
270,000	#	Griffon Corp., 7.125%, due 04/01/18	276,075	0.2
110,000	#	Interface, Inc., 7.625%, due 12/01/18	114,950	0.1
585,000		Martin Midstream Partners L.P./Martin Midstream Finance Corp., 8.875%, due 04/01/18	623,025	0.5
190,000	#	Mobile Mini, Inc., 7.875%, due 12/01/20	202,350	0.2
370,000	#	Polymer Group, Inc., 7.750%, due 02/01/19	383,413	0.3
310,000	#	SPX Corp., 6.875%, due 09/01/17	334,800	0.3
360,000	#	Swift Services Holdings, Inc., 10.000%, due 11/15/18	392,400	0.3

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrials: (continued)
$665,000		United Rentals North America, Inc., 8.375% - 9.250%, due 12/15/19 - 09/15/20	$717,825	0.6
615,000		WCA Waste Corp., 9.250%, due 06/15/14	636,525	0.5
		Other Securities	3,656,387	2.9
			9,713,426	7.7
		Information Technology: 5.6%
605,000	#	Aspect Software, Inc., 10.625%, due 05/15/17	650,375	0.5
310,000	#	CDW Escrow Corp., 8.500%, due 04/01/19	311,163	0.2
375,000	#	CommScope, Inc., 8.250%, due 01/15/19	393,750	0.3
145,000	#	First Data Corp., 8.250%, due 01/15/21	145,363	0.7
146,000	&, #	First Data Corp., 8.750%, due 01/15/22	146,000
293,000	#	First Data Corp., 12.625%, due 01/15/21	319,370
229,748	&	First Data Corp., 9.875% - 11.250%, due 09/24/15 - 03/31/16	231,234
440,000	#	Freescale Semiconductor, Inc., 10.750%, due 08/01/20	496,100	0.4
432,000	#	Insight.com, 9.375%, due 07/15/18	481,680	0.4
500,000	#	NXP BV/NXP Funding, LLC, 9.750%, due 08/01/18	562,500	0.4
235,000	#	Seagate HDD Cayman, 7.750%, due 12/15/18	244,400	0.2
395,000	#	SunGard Data Systems, Inc., 7.375%, due 11/15/18	405,863	0.8
155,000	#	SunGard Data Systems, Inc., 7.625%, due 11/15/20	160,038
396,000		SunGard Data Systems, Inc., 10.250%, due 08/15/15	416,790
		Other Securities	2,145,113	1.7
			7,109,739	5.6
		Materials: 6.1%
355,000	#	Aleris International, Inc., 7.625%, due 02/15/18	357,663	0.3
190,000	#	Associated Materials LLC, 9.125%, due 11/01/17	203,775	0.1

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
$185,000	#	Atkore International, Inc., 9.875%, due 01/01/18	$198,413	0.1
220,000	#	Chemtura Corp., 7.875%, due 09/01/18	233,200	0.2
270,000	#	Hexion US Finance Corp./ Hexion Nova Scotia Finance ULC, 9.000%, due 11/15/20	280,631	0.2
535,000	#	Huntsman International, LLC, 8.625%, due 03/15/21	585,825	0.6
168,000		Huntsman International, LLC, 7.375%, due 01/01/15	172,620
355,000	#	JMC Steel Group, 8.250%, due 03/15/18	364,763	0.3
120,000	#	KRATON Polymers LLC/KRATON Polymers Capital Corp., 6.750%, due 03/01/19	122,400	0.1
385,000	#	Momentive Performance Materials, Inc., 9.000%, due 01/15/21	398,956	0.7
451,000		Momentive Performance Materials, Inc., 12.500%, due 06/15/14	502,865
180,000	#	Novelis, Inc., 8.375%, due 12/15/17	195,750	0.5
360,000	#	Novelis, Inc., 8.750%, due 12/15/20	397,800
260,000	#	Omnova Solutions, Inc., 7.875%, due 11/01/18	264,550	0.2
290,000	#	Plastipak Holdings, Inc., 10.625%, due 08/15/19	332,050	0.3
180,000	#	Rain CII Carbon LLC and CII Carbon Corp., 8.000%, due 12/01/18	193,500	0.1
75,000	#	Verso Paper Holdings LLC/Verso Paper, Inc., 8.750%, due 02/01/19	78,375	0.2
126,000		Verso Paper Holdings LLC/ Verso Paper, Inc., 11.500%, due 07/01/14	138,285
75,000	#	Vertellus Specialties, Inc., 9.375%, due 10/01/15	80,438	0.1
		Other Securities	2,646,520	2.1
			7,748,379	6.1
		Telecommunication Services: 8.5%
250,000	#	CCO Holdings LLC/CCO Holdings Capital Corp., 7.000%, due 01/15/19	256,875	1.5

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Telecommunication Services: (continued)
$1,550,000		CCO Holdings LLC/CCO Holdings Capital Corp., 7.250%, due 10/30/17	$1,627,473
1,100,000		Cincinnati Bell, Inc., 7.000%-8.750%, due 02/15/15 - 10/15/20	1,071,538	0.8
270,000	#	Clearwire Communications, LLC/Clearwire Finance, Inc., 12.000%, due 12/01/15	292,950	0.2
680,000		Frontier Communications Co., 9.000%, due 08/15/31	698,700	1.2
710,000		Frontier Communications Corp., 8.250% - 8.500%, due 04/15/17 - 04/15/20	772,263
45,000	#	Intelsat Jackson Holdings Ltd., 8.500%, due 11/01/19	48,600	0.4
200,000	#	Intelsat Jackson Holdings SA, 7.250%, due 04/01/19	201,250
240,000	#	Intelsat Jackson Holdings SA, 7.500%, due 04/01/21	241,800
841,375	&	Intelsat Luxembourg S.A., 11.500%, due 02/04/17	927,616	1.0
345,000		Intelsat Luxembourg S.A., 11.250%, due 02/04/17	378,638
650,000		Nextel Communications, I nc., 5.950%, due 03/15/14	654,875	1.0
615,000		Nextel Communications, Inc., 7.375%, due 08/01/15	620,381
190,000	#	West Corp., 7.875%, due 01/15/19	194,038	0.5
45,000	#	West Corp., 8.625%, due 10/01/18	47,588
330,000		West Corp., 11.000%, due 10/15/16	356,400
		Other Securities	2,365,699	1.9
			10,756,684	8.5
		Utilities: 2.6%
580,000		AES Corp., 8.000%, due 10/15/17	626,400	0.5
385,000	#	Calpine Corp., 7.500%, due 02/15/21	400,400	0.6
290,000	#	Calpine Corp., 7.875%, due 07/31/20	309,575

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)

$730,000		Energy Future Holdings Corp., 10.000%, due 01/15/20	$777,213	0.6
		Other Securities	1,178,669	0.9
			3,292,257	2.6
		Total Corporate Bonds/Notes (Cost $108,893,534)	117,388,491	92.9

ASSET-BACKED SECURITIES: 0.7%
		Other Asset-Backed Securities: 0.7%
1,000,000	#	GSC Partners CDO Fund Ltd., 2.237%, due 12/16/15	918,737	0.7
		Total Asset-Backed Securities (Cost $900,578)	918,737	0.7

Shares

COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
		Other Securities	2,541	0.0
		Total Common Stock (Cost $136,656)	2,541	0.0
		Total Long-Term Investments (Cost $109,930,768)	118,309,769	93.6

SHORT-TERM INVESTMENTS: 5.7%
		Mutual Funds: 5.7%
7,240,000		BlackRock Liquidity Funds, TempFund, Institutional Class	7,240,000	5.7
		Total Short-Term Investments (Cost $ 7,240,000)	7,240,000	5.7

		Total Investments in Securities (Cost $117,170,768)*	$125,549,769	99.3
		Other Assets and Liabilities - Net	859,293	0.7

		Net Assets	$126,409,062	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $117,170,829.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,665,574
Gross Unrealized Depreciation	(286,634)

Net Unrealized Appreciation	$8,378,940

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2011
Asset Table
Investments, at value
Common Stock*	$—	$—	$2,541	$2,541
Corporate Bonds/Notes	—	117,388,491	—	117,388,491
Asset-Backed Securities	—	918,737	—	918,737
Short-Term Investments	7,240,000	—	—	7,240,000

Total Investments, at value	$7,240,000	$118,307,228	$2,541	$125,549,769

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended March 31, 2011:

	Beginning Balance 3/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 3/31/2011
Asset Table
Investments, at value
Common Stock	$6	$7,957	$—	$—	$—	$(5,422)	$—	$—	$2,541

Total Investments, at value	$6	$7,957	$—	$—	$—	$(5,422)	$—	$—	$2,541

As of March 31, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $(5,422).

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

There were no significant transfers between Level 1 and 2 during the period ending March 31, 2011.

*	For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 41.0%
		Consumer Discretionary: 5.8%
$456,000	#	COX Communications, Inc., 6.250%, due 06/01/18	$509,190	0.1
277,000	#	COX Communications, Inc., 6.950%, due 06/01/38	304,288
2,978,000		DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., 3.500% - 6.375%, due 03/01/16 - 03/01/41	2,996,823	0.4
2,975,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	3,189,331	0.4
2,207,000	#	NBC Universal, Inc., 2.875%, due 04/01/16	2,158,517	0.6
517,000	#	NBC Universal, Inc., 3.650%, due 04/30/15	531,274
865,000	#	NBC Universal, Inc., 5.150%, due 04/30/20	893,122
498,000	#	NBC Universal, Inc., 6.400%, due 04/30/40	513,019
979,000	#	News America, Inc., 4.500%, due 02/15/21	961,044	0.4
1,962,000	S	News America, Inc., 6.150% - 6.650%, due 03/01/37 - 11/15/37	1,999,594
290,000	#	QVC, Inc., 7.375%, due 10/15/20	303,775	0.2
805,000	#	QVC, Inc., 7.500%, due 10/01/19	849,275
		Other Securities	27,964,389	3.7
			43,173,641	5.8
		Consumer Staples: 0.9%
1,732,000	#	JBS Finance II Ltd., 8.250%, due 01/29/18	1,788,290	0.2
1,560,000	&, #	ServiceMaster Co., 10.750%, due 07/15/15	1,665,300	0.2
		Other Securities	3,561,402	0.5
			7,014,992	0.9
		Energy: 4.7%
2,747,000	S	Enterprise Products Operating LLC, 5.200% - 6.450%, due 09/01/20 - 09/01/40	2,849,696	0.4
860,000	#	Gazprom Via Gaz Capital SA, 5.092%, due 11/29/15	901,882	0.1
993,000	#	KazMunaiGaz Finance Sub BV, 7.000%, due 05/05/20	1,074,923	0.1

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
$1,442,000	#	Marathon Petroleum Corp., 6.500%, due 03/01/41	$1,461,763	0.2
1,238,000	#	Novatek Finance Ltd., 5.326%, due 02/03/16	1,279,331	0.3
546,000	#	Novatek Finance Ltd., 6.604%, due 02/03/21	576,033
834,000	#, L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, due 06/30/21	882,998	0.1
803,000	#	Reliance Holdings USA, Inc., 6.250%, due 10/19/40	762,159	0.1
2,764,000	S	Weatherford International Ltd. Bermuda, 5.125% - 6.750%, due 09/15/20 -09/15/40	2,793,379	0.4
		Other Securities(a)	22,686,312	3.0
			35,268,476	4.7
		Financials: 14.9%
624,000	#, L	Banco de Credito del Peru, 5.375%, due 09/16/20	592,800	0.1
4,444,000	S	Bank of America Corp., 5.625% - 8.000%, due 07/01/20 -12/29/49	4,646,572	0.6
1,677,000	#	Barclays Bank PLC, 5.926%, due 09/29/49	1,576,380	0.4
1,015,000	#	Barclays Bank PLC, 6.050%, due 12/04/17	1,058,947
634,000	S	Barclays Bank PLC, 5.140%, due 10/14/20	601,072
3,218,000		BP Capital Markets PLC, 3.200%, due 03/11/16	3,207,426	0.6
1,132,000		BP Capital Markets PLC, 4.742%, due 03/11/21	1,136,340
EUR 6,178,000		Citibank Credit Card Issuance Trust, 5.375%, due 04/11/11	8,759,825	1.2

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$3,513,000	S	Citigroup, Inc., 5.375% - 8.500%, due 05/22/19 - 08/09/20	$3,923,191	0.5
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, due 12/29/49	2,168,564	0.3
1,277,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	1,306,884	0.2
1,705,000	#	Fibria Overseas Finance Ltd., 7.500%, due 05/04/20	1,858,450	0.2
2,970,000	S	Fifth Third Bancorp., 8.250%, due 03/01/38	3,554,962	0.5
5,837,000	S	Goldman Sachs Group, Inc., 3.625% - 6.250%, due 02/07/16 - 02/01/41	6,053,192	0.8
2,971,000	S	Hartford Financial Services Group, Inc., 5.500% - 6.625%, due 01/15/19 - 03/30/40	3,070,026	0.4
2,931,000	#	HSBC Finance Corp., 6.676%, due 01/15/21	3,047,797	0.4
250,000	#	Hyundai Capital Services, Inc., 4.375%, due 07/27/16	251,624	0.0
964,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	979,320	0.6
3,365,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	3,279,302
1,361,000	#,L	ILFC E-Capital Trust II, 6.250%, due 12/21/65	1,150,045	0.2
1,037,000	#	International Lease Finance Corp., 7.125%, due 09/01/18	1,119,442	0.4
2,028,000	S	International Lease Finance Corp., 6.625% - 8.250%, due 11/15/13 - 12/15/20	2,181,053
1,827,000	#	Lloyds TSB Bank PLC, 6.500%, due 09/14/20	1,799,257	0.2
1,700,000	#	Lukoil International Finance BV, 6.125%, due 11/09/20	1,742,500	0.2
1,622,000	#	Macquarie Bank Ltd., 6.625%, due 04/07/21	1,618,837	0.2
4,514,000	S	Morgan Stanley, 3.450% - 5.750%, due 01/26/15 - 01/25/21	4,557,063	0.6

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$1,729,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	$2,299,985	0.3
90,632	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	90,702	0.0
2,395,000	S	Protective Life Corp., 8.450%, due 10/15/39	2,679,181	0.4
1,176,000	#	Voto-Votorantim Ltd., 6.750%, due 04/05/21	1,252,440	0.2
881,000	#	Xstrata Finance Canada Ltd., 5.500%, due 11/16/11	906,458	0.1
		Other Securities(a)	39,394,480	5.3
			111,864,117	14.9
		Health Care: 0.3%
		Other Securities	2,138,738	0.3

		Industrials: 1.5%
900,000	#	Bombardier, Inc., 7.500%, due 03/15/18	976,500	0.2
900,000	#	Bombardier, Inc., 7.750%, due 03/15/20	982,125
754,000	#	Kazatomprom, 6.250%, due 05/20/15	804,895	0.3
1,280,000		Kazatomprom, 6.250%, due 05/20/15	1,366,400
2,560,000	S	RR Donnelley & Sons Co., 7.625% - 8.600%, due 08/15/16 - 06/15/20	2,865,936	0.4
		Other Securities	4,254,412	0.6
			11,250,268	1.5
		Information Technology: 1.1%
		Other Securities	8,625,915	1.1

		Materials: 4.7%
1,690,000	#	ALROSA Finance SA, 7.750%, due 11/03/20	1,820,130	0.3
2,481,000	S	ArcelorMittal, 9.850%, due 06/01/19	3,152,433	1.0
4,486,000	S	ArcelorMittal, 5.250% - 6.750%, due 06/01/18 - 03/01/41	4,481,544
745,000	#	Cemex SAB de CV, 9.000%, due 01/11/18	785,044	0.1
702,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	787,319	0.3
1,109,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	1,326,086

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
$4,345,000		Ferrexpo Finance PLC, 7.875%, due 07/17/16	$4,345,000	0.6
495,000	#	Georgia-Pacific LLC, 5.400%, due 11/01/20	489,702	0.1
1,191,000	#	Gerdau Trade, Inc., 5.750%, due 01/30/21	1,211,843	0.2
1,865,000	#	Gold Fields Ltd., 4.875%, due 10/07/20	1,793,073	0.2
657,000	#	Inversiones CMPC SA, 4.750%, due 01/19/18	648,301	0.2
1,085,000	#	Inversiones CMPC SA, 6.125%, due 11/05/19	1,145,726
		Other Securities	12,955,853	1.7
			34,942,054	4.7
		Telecommunication Services: 3.2%
2,929,000	S	American Tower Corp., 4.500%, due 01/15/18	2,880,680	0.4
1,949,000	#, S	Intelsat Subsidiary Holding Co., Ltd., 8.875%, due 01/15/15	2,012,343	0.3
1,070,000	#	Qtel International Finance Ltd., 4.750%, due 02/16/21	1,001,625	0.1
3,441,000	S	Telefonica Emisiones SAU, 3.992% - 5.462%, due 02/16/16 - 02/16/21	3,475,598	0.5
594,000	#	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 6.493%, due 02/02/16	617,760	0.2
499,000	#	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748%, due 02/02/21	526,445
378,000		Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, due 04/30/18	432,576
		Other Securities	12,764,134	1.7
			23,711,161	3.2
		Utilities: 3.9%
1,467,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	1,498,777	0.2
1,325,000	#	Calpine Corp., 7.500%, due 02/15/21	1,378,000	0.2

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
$1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, due 09/15/20	$1,272,940	0.2
1,189,000	#	EDP Finance BV, 4.900%, due 10/01/19	1,039,575	0.3
991,000	#	EDP Finance BV, 6.000%, due 02/02/18	941,485
1,660,000	#	Enel Finance International S.A., 6.000%, due 10/07/39	1,514,428	0.3
995,000	#	Enel Finance International S.A., 6.250%, due 09/15/17	1,091,092
233,722	#	Juniper Generation, LLC, 6.790%, due 12/31/14	220,734	0.0
2,298,000		Oncor Electric Delivery Co., 6.800% - 7.500%, due 09/01/18 - 09/01/38	2,702,263	0.4
		Other Securities	17,576,390	2.3
			29,235,684	3.9
		Total Corporate Bonds/Notes (Cost $293,279,303)	307,225,046	41.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 25.8%
		Federal Home Loan Mortgage Corporation##: 11.2%
14,606,000	W	4.000%, due 12/15/40	14,300,180	11.2
5,841,000	W	4.500%, due 05/01/38	5,916,752
2,850,427	^	4.861%, due 03/15/33	2,938,617
13,198,976		5.000%, due 08/15/16 - 01/01/41	13,865,456
35,839,894		5.500%, due 08/15/20 - 07/15/37	37,984,540
3,460,034		6.000%, due 04/01/14 - 07/15/32	3,794,123
22,727,812	^	0.605% - 7.500%, due 05/15/17 - 03/15/38	4,846,467
			83,646,135	11.2
		Federal National Mortgage Association##: 11.0%
12,742,000	W	4.000%, due 04/25/39	12,534,943	11.0
13,116,000	W	4.500%, due 04/25/39	13,351,681
12,336,120		4.500%, due 09/01/40 - 01/01/41	12,575,472
12,943,090		5.000%, due 07/01/23 - 02/01/41	13,620,203
6,549,530		5.500%, due 02/01/18 - 06/01/37	6,901,539

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association##: (continued)
$10,518,830		6.000%, due 08/01/16 - 12/25/49	$11,572,181
21,770,287	^	6.501%, due 10/25/35	3,235,023
28,477,046	W, ^	0.654% - 27.602%, due 11/01/18 - 05/01/37	8,867,195
			82,658,237	11.0
		Government National Mortgage Association: 3.6%
3,623,000	W	4.000%, due 10/15/39	3,624,130	3.6
7,452,425		4.500%, due 04/15/39 - 12/15/39	7,718,305
29,193,817	^	5.000%, due 04/20/38 - 06/16/39	3,241,782
58,277,961	S, ^	3.375% - 7.997%, due 12/15/22 - 10/20/60	12,526,299
			27,110,516	3.6
		Total U.S. Government Agency Obligations (Cost $182,445,306)	193,414,888	25.8

U.S. TREASURY OBLIGATIONS: 8.9%
		U.S. Treasury Notes: 7.9%
13,342,000	S, L	1.250%, due 03/15/14	13,339,945	5.3
4,712,000		2.750%, due 02/28/18	4,677,028
18,238,000	S, L	3.625%, due 02/15/21	18,500,171
3,133,000	S	0.625% - 2.125%, due 02/28/13 - 02/29/16	3,128,214
20,257,000	S	4.250%, due 11/15/40	19,377,097	2.6
			59,022,455	7.9
		Treasury Inflation Indexed Protected Securitiesip: 1.0%
7,393,000		0.500%, due 04/15/15	7,807,410	1.0
		Total U.S. Treasury Obligations (Cost $66,676,148)	66,829,865	8.9

Principal Amount			Value	Percent of Net Assets

ASSET-BACKED SECURITIES: 9.5%
		Automobile Asset-Backed Securities: 1.0%
$1,710,000	#	Chrysler Financial Auto Securitization Trust, 5.570%, due 08/08/14	$1,770,637	1.0
2,038,000	#	Chrysler Financial Auto Securitization Trust, 6.250%, due 05/08/14	2,118,135
3,394,000	#	Chrysler Financial Auto Securitization Trust, 6.540%, due 11/10/14	3,543,098
			7,431,870	1.0
		Credit Card Asset-Backed Securities: 4.7%
5,442,000		Capital One Multi-Asset Execution Trust, 0.545%, due 03/17/14	5,437,287	2.0
3,400,000		Capital One Multi-Asset Execution Trust, 5.050%, due 12/17/18	3,752,198
2,400,000		Capital One Multi-Asset Execution Trust, 5.750%, due 07/15/20	2,717,961
2,948,000		Capital One Multi-Asset Execution Trust, 0.555% - 5.050%, due 11/17/14 - 02/15/16	2,963,789
EUR 8,539,000		MBNA Credit Card Master Note Trust, 5.600%, due 07/17/14	12,380,364	2.2
3,380,000		MBNA Credit Card Master Note Trust, 6.800%, due 07/15/14	3,538,900
571,000		MBNA Credit Card Master Note Trust, 0.675% - 1.605%, due 10/15/14 - 07/15/15	568,730
1,021,000	#	MBNA Master Credit Card Trust, 7.100%, due 09/15/13	1,023,293	0.1
		Other Securities	3,110,333	0.4
			35,492,855	4.7

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Home Equity Asset-Backed Securities: 0.1%
		Other Securities	$374,456	0.1
		Other Asset-Backed Securities: 3.7%
$1,458,243	#	ARES CLO Funds, 0.549%, due 09/18/17	1,410,754	0.2
1,877,372	#	Atrium CDO Corp., 0.641%, due 10/27/16	1,816,358	0.6
2,603,130	#	Atrium CDO Corp., 0.649%, due 06/27/15	2,551,067
1,036,481	#	Callidus Debt Partners Fund Ltd., 0.813%, due 05/15/15	1,013,160	0.1
1,163,907	#	Carlyle High Yield Partners, 0.682%, due 08/11/16	1,103,841	0.1
1,575,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	1,562,869	0.6
1,188,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	1,028,424
2,248,160		Credit-Based Asset Servicing and Securitization, LLC, 4.831% - 5.501%, due 08/25/35 -12/25/36	1,952,693
1,929,412	#	Endurance CLO I Ltd., 0.763%, due 02/15/14	1,894,648	0.3
2,378,589	#	First CLO Ltd., 0.654%, due 07/27/16	2,336,963	0.3
639,182	#	Granite Ventures Ltd., 0.563%, due 12/15/17	623,777	0.1
2,585,429	#	GSC Partners CDO Fund Ltd., 0.693%, due 11/20/16	2,525,256	0.3
443,911	#	Katonah Ltd., 0.859%, due 02/20/15	435,227	0.1
1,412,460	#	Magnetite IV CLO Ltd., 0.998%, due 10/10/15	1,369,040	0.2
2,465,859	#	Stanfield Carrera CLO Ltd., 0.790%, due 03/15/15	2,435,036	0.3
1,917,571	#	Wind River CLO Ltd., 0.639%, due 12/19/16	1,842,249	0.2
		Other Securities	2,098,327	0.3
			27,999,689	3.7
		Total Asset-Backed Securities (Cost $71,852,802)	71,298,870	9.5

Principal Amount			Value	Percent of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.1%
$2,753,000	#	American General Mortgage Loan Trust, 5.750%, due 09/25/48	$2,811,753	0.4
5,220,000		Banc of America Commercial Mortgage, Inc., 4.857% - 5.658%, due 07/10/43-06/10/49	5,333,123	0.7
3,037,579	#	Banc of America Funding Corp., 5.250%, due 08/26/35	3,107,068	0.4
860,000	#	Banc of America Large Loan, Inc., 5.340%, due 10/10/45	839,846	0.2
970,000	#	Banc of America Large Loan, Inc., 5.428%, due 10/10/45	942,952
720,000	#	Bear Stearns Commercial Mortgage Securities, 6.500%, due 02/15/32	699,481	0.2
960,000		Bear Stearns Commercial Mortgage Securities, 8.050%, due 10/15/32	976,417
3,281,000		Citibank Credit Card Issuance Trust, 0.905%, due 07/15/13	3,277,427	1.7
4,811,000		Citibank Credit Card Issuance Trust, 6.300%, due 06/20/14	5,084,851
4,378,000		Citibank Credit Card Issuance Trust, 6.950%, due 02/18/14	4,586,096
100,000		Citibank Credit Card Issuance Trust, 4.850%, due 04/22/15	107,342
3,542,083	#	Citigroup Mortgage Loan Trust, Inc., 18.975%, due 10/25/35	3,589,874	0.5
65,554,862	#, ^	Credit Suisse First Boston Mortgage Securities Corp., 0.139%, due 02/15/38	616,399	0.1
132,339,580	#, ^	Credit Suisse Mortgage Capital Certificates, 0.124%, due 09/15/40	840,145	0.1
1,470,000	#	DBUBS Mortgage Trust, 5.557%, due 11/10/46	1,397,006	0.2
76,680,670	#, ^	Greenwich Capital Commercial Funding Corp., 0.088%, due 12/10/49	595,042	1.2

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$95,567,235	#, ^	Greenwich Capital Commercial Funding Corp., 0.309%, due 03/10/39	$1,231,986
2,790,000		Greenwich Capital Commercial Funding Corp., 5.700%, due 12/10/49	2,949,386
3,840,000		Greenwich Capital Commercial Funding Corp., 5.736% - 5.867%, due 12/10/49	3,889,659
1,630,000	#	GS Mortgage Securities Corp. II, 5.865%, due 07/12/38	1,716,814	0.2
1,820,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 5.717%, due 03/12/39	1,872,634	1.1
262,087,753	^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.152% - 5.987%, due 01/15/42 - 02/15/51	6,217,308
4,370,000		LB Commercial Conduit Mortgage Trust, 5.928% - 5.928%, due 07/15/44	4,471,022	0.6
42,226,366	#, ^	LB-UBS Commercial Mortgage Trust, 0.247%, due 09/15/39	731,888	1.6
61,085,417	#, ^	LB-UBS Commercial Mortgage Trust, 0.713%, due 11/15/38	1,562,846
30,431,041	^	LB-UBS Commercial Mortgage Trust, 0.175% - 5.896%, due 06/15/38 - 11/15/40	9,958,081
52,182,695	#, ^	Merrill Lynch Mortgage Trust, 0.553%, due 02/12/51	1,099,714	0.2
1,120,000	#	Morgan Stanley Capital I, 5.238%, due 09/15/47	1,095,799	0.2
650,000		Morgan Stanley Capital I, 5.242%, due 01/14/42	668,241
280,000	#	Morgan Stanley Dean Witter Capital I, 6.500%, due 11/15/36	124,023	0.2
1,220,000	#	Morgan Stanley Dean Witter Capital I, 7.280%, due 12/15/35	1,282,804

Principal Amount			Value	Percent of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$16,432,066	#, ^	RBSCF Trust, 1.000%, due 04/15/24	$562,285	0.3
1,980,000	#	RBSCF Trust, 5.420%, due 01/19/49	2,033,480
2,100,000	#	Vornado DP LLC, 5.280%, due 09/13/28	2,066,398	0.5
1,590,000	#	Vornado DP LLC, 6.356%, due 09/13/28	1,599,118
1,280,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, due 08/15/35	1,308,406	0.9
2,610,000		Wachovia Bank Commercial Mortgage Trust, 5.342%, due 12/15/43	2,706,520
2,690,000		Wachovia Bank Commercial Mortgage Trust, 5.368% - 5.383%, due 12/15/43 - 11/15/48	2,498,466
3,779,686		Washington Mutual Mortgage Pass-through Certificates, 2.582% - 6.000%, due 06/25/34 - 01/25/36	3,753,348	0.5
2,889,885		Wells Fargo Mortgage-Backed Securities Trust, 2.819%, due 06/25/35	2,790,233	0.4
49,362		Wells Fargo Mortgage-Backed Securities Trust, 4.854%, due 08/25/34	50,444
		Other Securities(d)	12,476,464	1.7
				14.1
		Total Collateralized Mortgage Obligations (Cost $104,113,066)	105,522,189	14.1

MUNICIPAL BONDS: 0.1%
		Louisiana: 0.1%
		Other Securities	1,101,177	0.1
		Total Municipal Bonds (Cost $1,106,122)	1,101,177	0.1

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

OTHER BONDS: 6.3%
		Foreign Government Bonds: 6.3%
BRL 39,274,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14	$23,104,348	3.1
$ 1,713,000	#	Eskom Holdings Ltd., 5.750%, due 01/26/21	1,745,119	0.2
MXN 121,468,157		Mexican Udibonos, 4.000%, due 06/13/19	10,716,999	1.4
ZAR 38,866,798		South Africa Government International Bond, 2.750%, due 01/31/22	5,799,857	1.6
ZAR 44,810,752		South Africa Government International Bond, 7.250%, due 01/15/20	6,068,648
				6.3
		Total Other Bonds (Cost $ 45,808,017)	47,434,971	6.3

Shares

PREFERRED STOCK:0.3%
		Financials: 0.3%
		Other Securities	1,876,671	0.3
		Total Preferred Stock (Cost $1,781,875)	1,876,671	0.3

# of Contracts

POSITIONS IN PURCHASED OPTIONS: 0.1%
		Options on Exchange-Traded Futures Contracts: 0.1%
242	@	Put Option CBOT
		U.S. Treasury 10 -Year Note May Futures
		Strike @ $121.000 - Exp 04/21/11	518,032	0.1

# of Contracts			Value	Percent of Net Assets

POSITIONS IN PURCHASED OPTIONS: (continued)
		Options on Exchange-Traded Futures Contracts: (continued)
		Total Positions in Purchased Options (Cost $ 342,935)	$518,032	0.1
		Total Long-Term Investments (Cost $ 767,405,574)	795,221,709	106.1

Shares

SHORT-TERM INVESTMENTS: 2.4%
		Mutual Funds: 0.2%
1,599,000		BlackRock Liquidity Funds, TempFund, Institutional Class	$1,599,000	0.2
		Total Mutual Funds (Cost $ 1,599,000)	1,599,000	0.2
Securities Lending Collateralcc: 2.2%
13,765,144		BNY Mellon Overnight Government Fund(1)	13,765,144	1.8
3,329,856	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	2,663,885	0.4
				2.2
		Total Securities Lending Collateral (Cost $ 17,095,000)	16,429,029	2.2
		Total Short-Term Investments (Cost $ 18,694,000)	18,028,029	2.4
		Total Investments in Securities (Cost $ 786,099,574)*	$813,249,738	108.5
		Other Assets and Liabilities - Net	(63,732,589)	(8.5)

		Net Assets	$749,517,149	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2011.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
&	Payment-in-kind
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at March 31, 2011.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
BRL	Brazilian Real
EUR	EU Euro
MXN	Mexican Peso
ZAR	South African Rand
(a)	The grouping contains securities in default.
(d)	The grouping contains Interest only securities.
*	Cost for federal income tax purposes is $786,600,414.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$38,267,548
Gross Unrealized Depreciation	(11,618,224)

Net Unrealized Appreciation	$26,649,324

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2011
Asset Table
Investments, at value
Preferred Stock	$—	$1,876,671	$—	$1,876,671
Positions In Purchased Options	518,032	—	—	518,032
Corporate Bonds/Notes	—	307,225,046	—	307,225,046
U.S. Government Agency Obligations	—	192,148,301	1,266,587	193,414,888
U.S. Treasury Obligations	—	66,829,865	—	66,829,865
Asset-Backed Securities	—	61,146,286	10,152,584	71,298,870
Collateralized Mortgage Obligations	—	104,959,904	562,285	105,522,189
Municipal Bonds	—	1,101,177	—	1,101,177
Other Bonds	—	47,434,971	—	47,434,971
Short-Term Investments	15,364,144	—	2,663,885	18,028,029

Total Investments, at value	$15,882,176	$782,722,221	$14,645,341	$813,249,738

Other Financial Instruments+:
Forward foreign currency contracts	—	277,096	—	277,096
Futures	254,657	—	—	254,657
Swaps, at fair value	—	561,815	—	561,815

Total Assets	$16,136,833	$783,561,132	$14,645,341	$814,343,306

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(1,149,142)	$—	$(1,149,142)
Futures	(162,291)	—	—	(162,291)
Swaps, at fair value	—	(1,594,716)	—	(1,594,716)
Written options	(185,282)	—	—	(185,282)

Total Liabilities	$(347,573)	$(2,743,858)	$—	$(3,091,431)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended March 31, 2011:

	Beginning Balance 3/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 3/31/2011
Asset Table
Investments, at value
Corporate Bonds/Notes	$512,000	$—	$—	$—	$—	$—	$—	$(512,000)	$—
U.S. Government Agency Obligations	—	1,317,132	—	1,287	—	(51,832)	—	—	1,266,587
Asset-Backed Securities	13,857	5,776,476	(818,332)	2,338	1,573	10,191	5,166,481	—	10,152,584
Collateralized Mortgage Obligations	15,747,247	—	(4,625,051)	(40,263)	(2,011,269)	2,677,272	—	(11,185,651)	562,285
Other Bonds	4,614,962	—	(4,628,742)	—	113,742	(99,962)	—	—	—
Short-Term Investments	2,663,885	—	—	—	—	—	—	—	2,663,885

Total Investments, at value	$23,551,951	$7,093,608	$(10,072,125)	$(36,638)	$(1,895,954)	$2,535,669	$5,166,481	$(11,697,651)	$14,645,341

As of March 31, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $(70,639).

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.
Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
There were no significant transfers between Level 1 and 2 during the period ending March 31, 2011.

At March 31, 2011 the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Mexican Peso MXN	140,165,126	SELL	4/8/11	$11,657,344	$11,775,252	$(117,908)
Citigroup, Inc.	South African Rand ZAR	85,451,461	SELL	4/8/11	12,364,559	12,617,078	(252,519)
Deutsche Bank AG	Japanese Yen JPY	611,632,704	SELL	4/8/11	7,552,000	7,353,452	198,548
Morgan Stanley	EU Euro EUR	15,805,832	SELL	4/8/11	22,133,144	22,396,621	(263,477)
Morgan Stanley	Brazilian Real BRL	36,160,661	SELL	5/9/11	21,538,305	21,973,800	(435,495)
Morgan Stanley	EU Euro EUR	13,414,199	SELL	4/8/11	18,927,971	19,007,714	(79,743)
Morgan Stanley	Japanese Yen JPY	307,623,431	SELL	4/8/11	3,777,000	3,698,452	78,548

							$(872,046)

ING Intermediate Bond Fund Open Futures Contracts on March 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	4	06/30/11	$872,500	$177
U.S. Treasury 5-Year Note	710	06/30/11	82,920,233	37,051
U.S. Treasury Ultra Long Bond	391	06/21/11	48,312,937	217,429

			$132,105,670	$254,657

Short Contracts
U.S. Treasury 10-Year Note	1,002	06/21/11	$119,269,313	$(130,240)
U.S. Treasury Long Bond	333	06/21/11	40,022,437	(32,051)

			$159,291,750	$(162,291)

ING Intermediate Bond Fund Credit Default Swap Agreements Outstanding on March 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date		Notional Amount(4)	Fair Value(5)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	640,000	$42,805	$107,022	$(64,217)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	1,311,000	87,683	210,404	(122,721)
JPMorgan Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	5,079,000	339,698	443,601	(103,903)

							$470,186	$761,027	$(290,841)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 03/31/11 (%)(3)		Notional Amount(4)	Fair Value(5)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding LLC	Sell	5.000	09/20/13	19.055	USD	1,311,000	$(343,979)	$(266,099)	$(77,880)
Citigroup, Inc.	MBIA Global Funding LLC	Sell	5.000	09/20/13	19.055	USD	641,000	(168,185)	(119,267)	(48,918)
Goldman Sachs & Co.	MBIA Global Funding LLC	Sell	5.000	09/20/13	19.055	USD	1,271,000	(333,485)	(233,494)	(99,991)
JPMorgan Chase & Co.	MBIA Global Funding LLC	Sell	5.000	09/20/13	19.055	USD	2,540,000	(666,445)	(234,169)	(432,276)

								$(1,512,094)	$(853,029)	$(659,065)

(1)

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)

The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING Intermediate Bond Fund Interest Rate Swap Agreement Outstanding on March 31, 2011:

	Termination Date		Notional Amount	Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.430% and pay a floating rate based on 6-month GBP-LIBOR-BBA Counterparty: Citigroup, Inc.	05/17/12	GBP	47,099,000	$91,629	$—	$91,629
Pay a fixed rate equal to 3.478% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	05/11/20	USD	19,944,000	(82,622)	—	(82,622)

				$9,007	$—	$9,007

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

ING Intermediate Bond Fund Written Options Open on March 31, 2011:

Options on Exchange-Traded Futures Contracts

Description/Name of Issuer	Exercise Price		Expiration Date	# of Contracts	Premiums Received	Value
Put Option CBOT
U.S. Treasury 10-Year Note May Futures	119.000	USD	04/21/11	242	$138,744	$(185,282)

					$138,744	$(185,282)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$518,032
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	277,096
Credit contracts	Upfront payments paid on swap agreements	761,027
Interest rate contracts	Unrealized appreciation swap agreements	91,629
Interest rate contracts	Net Assets-Unrealized appreciation**	254,657

Total Asset Derivatives		$1,902,441

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,149,142
Credit contracts	Upfront payments received on swap agreements	853,029
Credit contracts	Unrealized depreciation on swap agreements	949,906
Interest rate contracts	Unrealized depreciation on swap agreements	82,622
Interest rate contracts	Net Assets- Unrealized depreciation**	162,291
Interest rate contracts	Written options, at fair value	185,282

Total Liability Derivatives		$3,382,272

*	Includes purchased options.
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(553,630)	$—	$—	(1,213,037)	$323,600	$(1,443,067)
Foreign exchange contracts	(196,538)	(6,093,796)	—	—	156,154	(6,134,180)
Interest rate contracts	—	—	(3,913,986)	(594,589)	298,696	(4,209,879)

Total	$(750,168)	$(6,093,796)	$(3,913,986)	$(1,807,626)	$778,450	$(11,787,126)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$333,493	$—	$333,493
Foreign exchange contracts	—	(802,444)	—	—	—	(802,444)
Interest rate contracts	175,097	—	293,525	9,007	(46,538)	431,091

Total	$175,097	$(802,444)	$293,525	$342,500	$(46,538)	$(37,860)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.
**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended March 31, 2011 were as follows:

Fund Name	Type	Per Share Amount

ING GNMA Income Fund
Class A	NII	$0.3636
Class B	NII	$0.2959
Class C	NII	$0.2977
Class I	NII	$0.3904
Class W	NII	$0.3858

ING High Yield Bond Fund
Class A	NII	$0.5510
Class B	NII	$0.4922
Class C	NII	$0.4938
Class I	NII	$0.5929
All Classes	ROC	$0.0165

ING Intermediate Bond Fund
Class A	NII	$0.4266
Class B	NII	$0.3554
Class C	NII	$0.3560
Class I	NII	$0.4573
Class O	NII	$0.4271
Class R	NII	$0.4029
Class W	NII	$0.4512

NII - Net investment income

ROC - Return of capital

Of the ordinary distributions made during the year ended March 31, 2011, the following percentage qualifies for the dividends received deduction (DRD) available to corporate shareholders:

ING Intermediate Bond Fund	0.18%

For the year ended March 31, 2011, the following percentage of net investment income dividends paid by the Funds is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Intermediate Bond Fund	0.18%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING GNMA Income Fund	97.69%

ING High Yield Bond Fund	100.00%

ING Intermediate Bond Fund	92.35%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present) and Consultant (January 2005 - Present).	132	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007).	132	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	132	Wisconsin Energy Corp. (June 2006 - Present) and The Royce Fund (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	November 2007 - Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	132	First Marblehead Corporation (September 2003- Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	132	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	132	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	132	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairman/Trustee	February 2002 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	132	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	November 2007 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	132	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3)(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	169	ING Capital Corporation, LLC (December 2005 - Present).

(1)

The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.

(4)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) - during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (2) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	February 2002 - Present March 2011 - Present	Chief Compliance Officer of the ING Funds, Directed Services LLC(4) and ING Investments, LLC(2) (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	October 2000 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	October 2000 - Present March 2001 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	February 2003 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3)(February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(5) ( April 2010 - Present);. Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (5) (August 1995 - April 2010)

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management -ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) - during the Past 5 Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC(3) (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management -ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management -ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	Directed Services LLC is the successor in interest to Directed Services, Inc.
(5)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Funds Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with ING Investment Management, Co. the sub-adviser to each Fund (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts and sub-advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

with respect to the contracts renewal and approval process, and each Fund is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s I/B/F IRC reviews benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

For each Fund Class A shares were used for purposes of certain comparisons between the Funds and their Selected Peer Groups. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to mirror the Fund share class being compared to the Selected Peer Groups.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Adviser that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the

Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

at its November 18, 2010 meeting certain additional data regarding performance and Fund asset levels as of September 30, 2010. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Funds do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic.

The Board considered that there has not been a full year recovery for many Funds from the substantial decline in assets caused by adverse economic conditions in recent years. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Funds to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and each affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered that there has not yet been a full recovery for many Funds from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser and Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions from Certain Funds. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 18, 2010 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING GNMA Income Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING GNMA Income Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-year, five-year, and ten-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year, five-year, and ten-year periods, the third quintile for the year-to-date and one-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the fees payable by the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING High Yield Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING High

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Yield Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and one-year periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the one-year period, the fourth quintile for the year-to-date, three-year, and ten-year periods, and the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) in March 2010, the Fund’s portfolio management team was modified; (2) Management’s representations regarding changes that had been made to the Fund’s investment process; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance; and (4) Management’s expectation that the Fund’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s portfolio management team was modified in March 2010 and modifications were made to the Fund’s investment process, and it is reasonable to permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Intermediate Bond

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Intermediate Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exceptions of the year-to-date and one-year periods, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, the second quintile for the most recent calendar quarter and ten-year periods, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that the 2008 market downturn and securities selection had on the Fund’s longer-term performance; (2) in August 2010, the Fund’s portfolio management team was changed and changes were made to the Fund’s investment process; (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance; and (4) Management’s expectation that the Fund’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s portfolio management team and investment process was modified in August 2010, and it is reasonable to permit the Fund to establish a larger performance records for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Fund-of-Funds

ING Capital Allocation Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-lncome Funds

ING GNMA lncome Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Emerging Countries Fund

ING Global Opportunities Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Core Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global Fixed-Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Funds

ING Senior lncome Fund

ING Floating Rate Fund

Money Market Fund*

ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

AR-UFIALL	(0311-052011)

Annual Report

March 31, 2011

ING Floating Rate Fund

■  Classes A, C, I, R and W

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	7
Report of Independent Registered Public Accounting Firm	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Portfolio of Investments	20
Tax Information	29
Trustee and Officer Information	30

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Living in Interesting Times

Dear Shareholder,

To say that the 12 months ended March 31, 2011 were eventful would be an understatement. During that time the global economic boat was rocked by market troubles, sovereign debt crises, natural and man-made disasters, doubts about the sustainability of U.S. economic growth and worries that the central banks might not be able to keep things on an even keel. The final three months of the period were perhaps the most volatile, with political upheavals in the Middle East and Libya, the earthquake and tsunami in Japan and renewed fears of a sovereign debt crisis in Europe.

Despite all these challenges, corporate earnings were robust and markets sailed on to deliver solid returns. Investors shifted between “safe-harbor” assets such as fixed income and commodities as the storms appeared, but returned to “risk assets” such as stocks and high yield bonds when the seas got smoother.

Any uncertainty about economic recovery in the United States seemed to be mitigated by encouraging data. After period-end, however, came another challenge: ratings agency Standard & Poor’s lowered its outlook for the U.S. to “negative,” a warning that the AAA rating on U.S. Treasuries might be cut in the future.

We’ve heard the arguments — possibly correct — that credit agency ratings are poor predictors of sovereign debt defaults, currency collapses and other financial crises. But that argument misses an important point: any suggestion that the U.S. might become a bad credit risk is a scary thought, not only for our pocketbook concerns but for our stature in the world.

Though few investors needed to be told that the country’s debt trajectory is unsustainable, the markets were spooked in the immediate aftermath of the announcement. Sentiment began climbing back by the end of the day, though, and continued to rally as corporations began another (so-far) impressive reporting season. Perhaps in the current milieu of extreme events, even the prospect of a fiscally weakening superpower has to be put into perspective; after all, the U.S. dollar is still the main refuge of safety-seeking investors around the globe.

Remember that the ebb and flow of current events is noise that will diminish over time; it should not distract you from your long-term goals. We can’t predict the next trouble spot, but we can hew to a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
April 21, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2011

In our semi annual report we described markets, from stocks to bonds to currencies, continually buffeted by news and events relating to three main themes: the fitful US economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China. Most equities markets were down slightly, while fixed income enjoyed 6% to 7% returns. But in the second half of our fiscal year risk appetite recovered despite the grave concerns that remained — and new crises that emerged.

In the U.S., attention seemed fixated on employment and housing. Since the latest recession ended in June 2009, the unemployment rate had been stuck between 9.4% and 10.1%. At last employment reports showed improvement to 9.0% in January and 8.9% in February. But economists were baffled by the restrained pace of job creation, averaging 136,000 in the latest three months, and by the labor force participation rate, at 64.2%, the lowest since March 1984.

In housing, sales of new and existing homes slumped after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-city Composite Index), having shown annual increases from February 2010 started falling again in October and our fiscal year ended with the index less than 1% above the trough recorded in May 2009.

Brighter spots domestically included gross domestic product (“GDP”) growth, which accelerated to 3.1% annualized in the fourth quarter of 2010, eight straight months of rising consumer spending and purchasing managers’ indices signaling the busiest manufacturing and service sectors in years. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011.

Internationally however, the Eurozone sovereign debt crisis lingered. The bail-outs started in May with fiscally profligate Greece facing default on its bonds, followed by Ireland in November, its banks laid low by excessive lending on property. As our fiscal year ended, chronically low-growth Portugal, its government newly toppled and credit rating cut to barely investment grade, looked to be next. Meanwhile Eurozone leaders squabbled about a European Stability Mechanism, created to resolve the crisis once and for all.

Investors also watched nervously as China, having grown at 10.3% in 2010, displacing Japan as the world’s second largest economy and the U.S. as the world’s biggest manufacturer, wrestled to restrain inflation near 5% and a housing bubble, but also boost domestic consumption. The authorities increased banks’ reserve ratio requirements seven times, raised interest rates three times and resolved to raise the minimum wage on average by 13% annually through 2015.

Then in January, popular revolt erupted in North Africa. In short order dictatorships in Tunisia and Egypt fell, to be replaced by... no-one knew exactly what. By March Libya, a significant oil producer, was effectively in a civil war, with western allies joining the fray on the rebels’ side. Unrest spread to the Middle East and the price of oil, already on an upward trajectory as demand improved, firmly established itself above $100 per barrel.

As if this were not enough, a massive earthquake and tsunami hit Japan on March 11, causing perhaps $300 billion in local damage, disruption of global supplies of electrical and digital components and possible nuclear fall-out.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 5.12% in the fiscal year, with a small loss in the second half as risk appetite returned. Within this the Barclays Capital U.S. Treasury Index returned 4.53%, underperforming the 7.46% on the Barclays Capital Corporate Investment Grade Bond Index. Both outperformed the 4.37% return on the Barclays Capital U.S. Mortgage Backed Securities (“MBS”) Index, which lagged after the end of the Federal Reserve’s first round of quantitative easing targeted at mortgage backed securities. But all paled against the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained an equity-like14.25%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.65% in the 12 months through March 2011, including its best September since 1939 and best December since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording their fifth straight quarter of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, Eurozone angst during the fiscal year vied with pessimism about the dollar in a stalling economy and the perceived dollar-negative threat of another energy crisis. In the end the dollar fell 3.01% against the euro, 6.84% against the pound and 9.91% to the yen, which briefly made a post-war high in anticipation of yen repatriation to fund earthquake-related damage.

In international markets, based on MSCI indices in local currencies with reinvested dividends, the MSCI Japan® Index lost 10.02%, mostly after the earthquake struck. Despite generally favorable corporate earnings, declining export-dependent GDP and 24 months of falling prices also depressed sentiment. The MSCI Europe ex UK® Index returned 4.39%, with Germany up 14.14% and Ireland, Greece, Italy and Spain all falling, broadly reflecting the two-tier economy that had developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. Powered by its sizeable materials and energy sectors, the MSCI UK® Index advanced 7.45%, defying the prospect of severe public spending cuts intended to eliminate an 11% budget deficit, a shock 0.5% quarterly fall in fourth quarter GDP and inflation rising to 4.4%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital MBS Index	The Barclays Capital MBS Index is an unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
The S&P/LSTA Leveraged Loan 100 Index
The S&P/LSTA Leveraged Loan 100 Index is designed to reflect the largest facilities in the leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments. The index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI), which covers more than 1,100 facilities and has a market value of more than $480 billion.

3

ING FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Dear Shareholders:
Ratings Distribution as of March 31, 2011
Ba	49.5%
B	39.0%
Caa and below	2.0%
Not rated*	9.5%
Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

ING Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the period from inception on August 17, 2010 through March 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.57% compared to the S&P/LSTA Leveraged Loan 100 Index which returned 8.20%, for the period from September 1, 2010 through March 31, 2011.

Portfolio Specifics: Broadly speaking, the senior loan market has performed quite well since the Fund’s inception. Underlying returns have been buoyed by what appears to be a sustained (albeit slow-moving) economic recovery, robust corporate earnings and strong inflows into the corporate loan asset class. In addition, the supply of new loans did not materially add to the overall stock of outstanding loans in the secondary market due to ongoing refinancing activity and bond-for-loan takeouts. As a result, the market’s technical bias (i.e., supply of and demand for loans) remained strong. Moreover, credit fundamentals have improved noticeably, as reflected by virtually every measure, the most frequently referenced of these being trailing default rates. For all these positives, we continue to watch closely the developments in other segments of the capital markets, in particular, the market for European government debt. The ongoing uncertainty over the financial health and path of several major European Union members continues to — at times — rattle credit markets. Although the direct impact on loan returns has been negligible, the indirect impact has been, over the course of the last year, not insignificant, as evidenced by a negative total return for the Index during May and June. The positive news is that this contagion effect, while not gone, appears to be diminishing in its variability and intensity as time passes and unfavorable or unexpected developments are absorbed.

TOP TEN LOAN HOLDINGS AS OF MARCH 31, 2011 AS A PERCENTAGE OF NET ASSETS:
NET ASSETS
Univision Communications, Inc.	1.3%
Affinion Group, Inc.	1.2%
Georgia Pacific, LLC	1.2%
VNU	1.2%
Sungard Data Systems, Inc.	1.2%
Delta Airlines	1.2%
Graphic Packaging International, Inc.	1.2%
ARAMARK	1.2%
KAR Holdings, Inc.	1.2%
Burger King Corporation	1.1%
Subject to change daily.

The Fund performed as expected during its initial ramp-up period. The only notable factor weighing on initial results was the Fund’s higher quality bias relative to the broad loan market. During the six-month period ended March 31, 2011, within the S&P/LSTA Leveraged Loan Index (the “Index”), loans rated CCC and below had a total return of 13.40%, while those rated BB and B returned 3.72% and 7.49%, respectively. Individual issuer positioning since inception has been favorable: at March 31 the Fund held three of the top five contributors to Index returns for the quarter, and only one of the top five detractors. Diversification along both sector and issuer lines was acceptable, with top sector allocations at the end of the period being healthcare, retail and data/internet services. As the Fund continues to grow, we will continue to diversify and invest in new loan transactions that meet our investment criteria as they come to market.

Current Strategy & Outlook: We continue to like the case for floating rate secured loans in today’s market environment. Although most higher-quality, below investment grade loans now trade very close to par value, we believe that yields continue to look reasonably attractive, particularly in light of future credit risk. In our opinion, at this point, we believe near-term downside risks appear limited, based on both credit fundamentals and market technical factors, although the risk always remains that an exogenous event may shock the financial system and dampen investor appetite for riskier asset classes. As always, we continue to seek to actively manage these risks by way of our long-standing focus on traditional secured bank loans and an investment process that centers on rigorous credit research and underwriting and proactive ongoing portfolio monitoring.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

ING FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Jeffrey A. Bakalar Senior Vice President Senior Portfolio Manager ING Investment Management Co.	Daniel A. Norman Senior Vice President Senior Portfolio Manager ING Investment Management Co.

ING Floating Rate Fund April 26, 2011

5

ING FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended March 31, 2011
	Since Inception of Classes A, C, I, R and W August 17, 2010
Including Sales Charge:
Class A(1)	1.92%
Class C(2)	3.11%
Class I	4.83%
Class R	4.39%
Class W	4.83%
Excluding Sales Charge:
Class A	4.57%
Class C	4.11%
Class I	4.83%
Class R	4.39%
Class W	4.83%
S&P/LSTA Leveraged Loan 100 Index	8.20	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Floating Rate Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(3)	Since inception performance for index is shown from September 1, 2010.

6

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2011*	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2011*

Class A	$1,000.00	$1,040.50	1.02%	$5.18	$1,000.00	$1,019.85	1.02%	$5.13
Class C	1,000.00	1,037.00	1.77	8.99	1,000.00	1,016.11	1.77	8.90
Class I	1,000.00	1,042.00	0.77	3.92	1,000.00	1,021.09	0.77	3.88
Class R	1,000.00	1,039.80	1.27	6.46	1,000.00	1,018.60	1.27	6.39
Class W	1,000.00	1,042.00	0.77	3.92	1,000.00	1,021.09	0.77	3.88

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Funds Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Floating Rate Fund, a series of ING Funds Trust, as of March 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from August 17, 2010 (commencement of operations) to March 31, 2011. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Floating Rate Fund as of March 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 24, 2011

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2011

ASSETS:
Investments in securities at fair value (Cost $181,130,675)	$183,109,053
Short-term investments at value (Cost $30,812,050)	30,812,050
Cash	3,700,891
Cash collateral for futures	1,287
Receivables:
Investment securities sold	2,374,812
Fund shares sold	4,641,045
Interest	477,251
Unrealized appreciation on unfunded commitments	3,180
Unrealized appreciation on futures contracts	2,156
Prepaid offering	30,466
Prepaid structuring fee (Note 7)	16,689
Prepaid other expenses	90,598
Reimbursement due from manager	37,352
Total assets	225,296,830
LIABILITIES:
Payable for investment securities purchased	21,243,078
Payable for fund shares redeemed	55,714
Income distribution payable	54,519
Payable to affiliates	109,193
Accrued trustees fees	2,003
Other accrued expenses and liabilities	190,082
Total liabilities	21,654,589
NET ASSETS	$203,642,241
NET ASSETS WERE COMPRISED OF:
Paid-in capital	200,024,686
Undistributed net investment income	312,914
Accumulated net realized gain	1,320,927
Net unrealized appreciation	1,983,714
NET ASSETS	$203,642,241
Class A:
Net assets	$18,410,739
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,793,545
Net asset value and redemption price per share	$10.26
Maximum offering price per share (2.50%)(1)	$10.52
Class C:
Net assets	$3,355,796
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	326,949
Net asset value and redemption price per share(2)	$10.26
Class I:
Net assets	$170,659,987
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	16,621,727
Net asset value and redemption price per share	$10.27
Class R:
Net assets	$7,896,759
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	769,764
Net asset value and redemption price per share	$10.26
Class W:
Net assets	$3,318,960
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	323,014
Net asset value and redemption price per share	$10.27

(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS

August 17, 2010(1) – March 31, 2011
INVESTMENT INCOME:
Interest	$3,756,422
Amendment fees	75,953
Other	128,526
Total investment income	3,960,901

EXPENSES:
Investment management fees	464,031
Administration fees	84,369
Distribution and service fees:
Class A	19,258
Class C	5,741
Class I	—
Class R	7,102
Class W	—
Transfer agent fees:
Class A	868
Class C	34
Class I	8,413
Class R	97
Class W	11
Shareholder reporting expense	35,204
Custody and accounting expense	68,454
Registration fee	28,584
Professional fees	73,913
Trustees fees	3,853
Offering expense	49,534
Structuring fee (Note 7)	8,311
Miscellaneous expense	58,570
Total expenses	916,347
Net waived and reimbursed fees	(236,318)
Net expenses	680,029
Net investment income	3,280,872

REALIZED AND UNREALIZED GAIN:
Net realized gain on:
Investments	1,448,586
Futures	3,992
Net realized gain	1,452,578
Net change in unrealized appreciation or depreciation on:
Investments	1,978,378
Futures	2,156
Unfunded commitments	3,180
Net change in unrealized appreciation or depreciation	1,983,714
Net realized and unrealized gain	3,436,292
Increase in net assets resulting from operations	$6,717,164

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

10

STATEMENT OF CHANGES IN NET ASSETS

August 17, 2010(1) – March 31, 2011
FROM OPERATIONS:
Net investment income	$3,280,872
Net realized gain	1,452,578
Net change in unrealized appreciation or depreciation	1,983,714
Net increase in net assets resulting from operations	6,717,164
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(237,589)
Class C	(15,514)
Class I	(2,666,771)
Class R	(47,366)
Class W	(7,896)
Net realized gains:
Class A	(11,672)
Class C	(585)
Class I	(117,332)
Class R	(1,780)
Class W	(282)
Total distributions	(3,106,787)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	206,276,555
Reinvestment of distributions	2,877,210
209,153,765
Cost of shares redeemed	(9,121,901)
Net increase in net assets resulting from capital share transactions	200,031,864
Net increase in net assets	203,642,241
NET ASSETS:
Beginning of period	—
End of period	$203,642,241
Undistributed net investment income at end of period	$312,914

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)	Expenses, net of fee waivers and/or recoupments, if any (2)(3)	Expenses, net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
08-17-10(4)–03-31-11	10.00	0.21	*	0.25	0.46	0.19	0.01	—	0.20	10.26	4.57	1.30	1.02	1.02	3.49	18,411	73
Class C
08-17-10(4)–03-31-11	10.00	0.19	*	0.22	0.41	0.14	0.01	—	0.15	10.26	4.11	2.05	1.77	1.77	3.46	3,356	73
Class I
08-17-10(4)–03-31-11	10.00	0.25	*	0.23	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	3.93	170,660	73
Class R
08-17-10(4)–03-31-11	10.00	0.21	*	0.23	0.44	0.17	0.01	—	0.18	10.26	4.39	1.55	1.27	1.27	3.87	7,897	73
Class W
08-17-10(4)–03-31-11	10.00	0.24		0.24	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	4.49	3,319	73

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of four separately managed series one of which, ING Floating Rate Fund (“Floating Rate” or the “Fund”) is included in this report.

The investment objective of the Fund is described in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A.  Loan and Other Security Valuation. Loans held by the Fund are normally valued at the average of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees (the “Board”) to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above.

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of March 31, 2011, 100% of total loans were valued based on these procedures.

Prices from a pricing service may not be available for all loans and the Investment Adviser may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser that the Investment Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures adopted by the Fund’s Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser and monitored by the Fund’s Board through its Compliance Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower’s management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities other than loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures adopted by, the Board of the

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund. Investments in securities of sufficient credit quality, maturing in 60 days or less from date of acquisition, are valued at amortized cost which approximates fair value. To the extent the Fund invests in other registered companies, the Fund’s NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the period ended March 31, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the shorter of four years or the actual term of the loan. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund records distributions to its shareholders on the ex-dividend date.

D.  Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period ended March 31, 2011, Floating Rate has sold futures contracts on various notes to decrease exposure to interest rate risk with an average notional value of $116,789.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

H.  Offering Costs. Costs incurred with the offering of shares of the Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the period ended March 31, 2011, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $238,723,585 and $58,887,714, respectively. At March 31, 2011, the Fund held loans valued at $183,109,053 representing 85.6% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s

15

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 3 — INVESTMENTS (continued)

interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”) to provide advisory and management services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. The Fund is sub-advised by ING Investment Management Co. (“ING IM”). Under the sub-advisory agreement, ING IM is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Investment Adviser. Both ING IM and the Investment Adviser are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) and affiliates of each other. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned Initial Public Offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s and/or Sub-Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser and Sub-Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

The Fund has also entered into an Administration Agreement with ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, to provide administrative services. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I and Class W, has adopted a plan (each a “Plan” and collectively, the “Plans”), whereby ING Investments Distributor, LLC (the “Distributor”) is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

16

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 6 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Funds, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses (and acquired fund fees and expenses), to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class R — 1.25%
Class W — 0.75%

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of March 31, 2011, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31,
2012	2013	2014	Total
$ —	$ —	$236,318	$236,318

NOTE 7 — LINE OF CREDIT

The Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $15,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount payable quarterly in arrears and a structuring fee of $25,000. During the period ended March 31, 2011, the Fund did not have any loans outstanding under the line of credit.

NOTE 8 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2011, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Distribution and Service Fees	Total
$84,655	$15,392	$9,146	$109,193

At March 31, 2010, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the Fund:

ING Fund(s) or Subsidiary	Percentage
ING Solution 2015 Portfolio	20.50%
ING Solution 2025 Portfolio	25.92%
ING Solution 2035 Portfolio	16.62%
ING Solution Income Portfolio	5.81%
Reliastar Life Insurance Company	5.05%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 9 — UNFUNDED COMMITMENTS

As of March 31, 2011, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

CB Richard Ellis Services, Inc.	$735,000
CB Richard Ellis Services, Inc.	$1,265,000
inVentiv Health, Inc.	$1,000,000

The unrealized appreciation on these commitments of $3,180 as of March 31, 2011 is reported as such on the Statement of Assets and Liabilities.

17

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
08-17-10(1)–03-31-11	1,818,923	4,088	(29,466)	1,793,545	18,386,496	41,889	(302,717)	18,125,668
Class C
08-17-10(1)–03-31-11	355,779	1,018	(29,848)	326,949	3,647,033	10,428	(306,033)	3,351,428
Class I
08-17-10(1)–03-31-11	17,114,951	270,737	(763,961)	16,621,727	172,401,568	2,767,647	(7,800,436)	167,368,779
Class R
08-17-10(1)–03-31-11	799,290	4,793	(34,319)	769,764	8,175,478	49,127	(350,442)	7,874,163
Class W
08-17-10(1)–03-31-11	357,485	791	(35,262)	323,014	3,665,980	8,119	(362,273)	3,311,826

(1)	Commencement of operations.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2011:

Paid-in Capital	Undistributed Net Investment Income
$(7,178)	$7,178

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $3,052,268 for the initial period ended March 31, 2011.

The tax-basis components of distributable earnings as of March 31, 2011 were:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation
$1,686,981	$3,685	$1,981,530

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of March 31, 2011, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

18

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 12 — SUBSEQUENT EVENT

Dividends. Subsequent to March 31, 2011, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0316	May 2, 2011	Daily
Class C	$0.0253	May 2, 2011	Daily
Class I	$0.0337	May 2, 2011	Daily
Class R	$0.0295	May 2, 2011	Daily
Class W	$0.0337	May 2, 2011	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

19

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2011

				Bank Loan Ratings † (Unaudited)
Principal Amount			Borrow\Tranche Description	Moody’s	S&P	Fair Value
Loans*: 89.9%
Aerospace & Defense: 2.7%
			Delta Airlines
$	2,407,773		Term Loan, 3.506%, maturing April 30, 2014	B2	B	$2,387,081
	450,000		Term Loan, 4.250%, maturing March 07, 2016	Ba2	BB–	449,297
			Transdigm, Inc.	Ba2	BB–
	1,097,250		Term Loan, 4.000%, maturing February 14, 2017			1,107,022
			United Airlines, Inc.	Ba3	BB–
	1,489,087		Term Loan, 2.313%, maturing February 03, 2014			1,455,461
						5,398,861
Automobile: 4.0%
			Federal-Mogul Corporation	Ba3	B+
	657,069		Term Loan, 2.196%, maturing December 29, 2014			642,167
	335,239		Term Loan, 2.189%, maturing December 28, 2015			327,636
			Ford Motor Company	Baa3	BB+
	1,643,530		Term Loan, 3.010%, maturing December 16, 2013			1,644,675
			Hertz Corporation	Ba1	BB
	1,420,000	(1)	Term Loan, maturing March 09, 2018			1,422,955
			KAR Holdings, Inc.	Ba3	BB
	2,346,260		Term Loan, 3.000%, maturing October 18, 2013			2,344,062
			Tomkins, Inc.	Ba2	BB
	1,446,228		Term Loan, 4.250%, maturing September 29, 2016			1,453,820
			UCI International, Inc.	Ba3	B
	249,375		Term Loan, 5.500%, maturing July 26, 2017			251,128
						8,086,443
Beverage, Food & Tobacco: 3.1%
			ARAMARK	Ba3	BB
	154,267		Term Loan, 3.494%, maturing July 26, 2016			154,518
	2,345,733		Term Loan, 3.557%, maturing July 26, 2016			2,349,545
			Darling International, Inc.	Ba2	BBB–
	93,333		Term Loan, 5.141%, maturing December 16, 2016			94,208
			Del Monte Corporation	Ba3	B+
	1,200,000		Term Loan, 4.500%, maturing March 08, 2018			1,202,344
			Michael Foods	B1	BB–
	600,000		Term Loan, 4.250%, maturing February 23, 2018			604,200
			Pinnacle Foods Holding Corporation	Ba3	B+
	2,000,000		Term Loan, 2.761%, maturing April 02, 2014			1,995,416
						6,400,231
Buildings & Real Estate: 2.7%
			Armstrong World Industries, Inc.	B1	BB–
	375,000		Term Loan, 4.000%, maturing March 09, 2018			377,344
			Capital Automotive, L.P.	Ba3	B+
	1,997,723		Term Loan, 5.000%, maturing March 10, 2017			1,982,740
			CB Richard Ellis	Ba1	BB
	997,500		Term Loan, 3.513%, maturing November 06, 2016			996,877
			Goodman Global, Inc.	B1	B+
	995,000		Term Loan, 5.750%, maturing October 28, 2016			1,002,382
			Goodman Global, Inc.	B3	B–
	375,000		Term Loan, 9.000%, maturing October 30, 2017			386,836
			JMC Steel Group	B1	BB–
	200,763		Term Loan, 4.750%, maturing April 03, 2017			201,179
			Realogy Corporation	B1	B-
	500,000	(1)	Term Loan, maturing October 10, 2013			474,532
						5,421,890

See Accompanying Notes to Financial Statements

20

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2011 (CONTINUED)

				Bank Loan Ratings † (Unaudited)
Principal Amount			Borrow\Tranche Description	Moody’s	S&P	Fair Value
Chemicals, Plastics & Rubber: 4.3%
			Bway Holding Corporation	Ba3	B
			AZ Chem US, Inc.	B1	B+
$	421,809	(1)	Term Loan, 4.750%, maturing November 21, 2016			$424,708
			Chemtura Corporation	Ba1	BB+
	250,000		Term Loan, 5.500%, maturing August 27, 2016			252,240
			Houghton International, Inc.	B1	B
	248,928		Term Loan, 6.750%, maturing January 29, 2016			251,262
			Huntsman International, LLC	Ba2	BB–
	268,345		Term Loan, 1.786%, maturing April 21, 2014			265,326
	731,655		Term Loan, 2.786%, maturing April 19, 2017			727,692
			Ineos US Finance, LLC	B1	B
	480,110		Term Loan, 7.501%, maturing December 16, 2013			494,964
	509,595		Term Loan, 8.001%, maturing December 16, 2014			525,361
			ISP Chemco, Inc.	Ba3	BB
	992,268		Term Loan, 1.782%, maturing June 04, 2014			979,245
			Momentive Specialty Chemicals, Inc.	Ba3	B–
	734,962	(1)	Term Loan, 4.063%, maturing May 05, 2015			728,379
	1,746,181	(1)	Term Loan, 4.063%, maturing May 05, 2015			1,730,539
			Nalco Company	Ba1	BB+
	248,750		Term Loan, 4.500%, maturing October 05, 2017			251,263
			Solutia, Inc.	Ba1	BB+
	493,750		Term Loan, 3.500%, maturing August 01, 2017			497,145
			Styron S.A.R.L.	B1	B+
	354,113		Term Loan, 6.000%, maturing August 02, 2017			356,584
			Univar, Inc.	B2	B
	1,296,750		Term Loan, 5.000%, maturing June 30, 2017			1,303,466
						8,788,174
Containers, Packaging & Glass: 3.6%
			Bway Holding Corporation	Ba3	B
	44,737		Term Loan, 4.500%, maturing February 23, 2018			44,905
	503,888		Term Loan, 4.500%, maturing February 23, 2018			506,198
			Graham Packaging Company, L.P.	B1	B+
	995,000		Term Loan, 6.000%, maturing September 23, 2016			1,004,328
			Graphic Packaging International, Inc.	Ba3	BB+
	2,351,511		Term Loan, 3.053%, maturing May 16, 2014			2,352,165
			Reynolds Group Holdings, Ltd.	Ba3	BB
	2,000,000		Term Loan, 4.250%, maturing February 09, 2018			2,011,610
			Rock-Tenn Company	Baa3	BBB
	1,500,000	(1)	Term Loan, maturing March 28, 2018			1,510,848
						7,430,054
Data and Internet Services: 6.3%
			Attachmate Corporation	B1	BB–
	550,000	(1)	Term Loan, maturing February 24, 2017			547,938
			Avaya, Inc.	B1	B
	331,504		Term Loan, 3.061%, maturing October 24, 2014			321,352
	665,894		Term Loan, 4.811%, maturing October 26, 2017			650,633
			Dealer Computer Services, Inc.	Ba2	BB–
	1,832,836		Term Loan, 5.250%, maturing April 21, 2017			1,841,313
			Fifth Third Processing Solutions	Ba3	BB–
	498,750		Term Loan, 5.500%, maturing November 03, 2016			503,738
			First Data Corporation	B1	B+
	500,000		Term Loan, 3.002%, maturing September 24, 2014			479,844
	997,324		Term Loan, 3.002%, maturing September 24, 2014			956,531
			Open Text Corporation	Ba1	BBB
	496,103		Term Loan, 2.496%, maturing October 02, 2013			496,413
			Orbitz Worldwide, Inc.	B2	B+
	1,439,612		Term Loan, 3.277%, maturing July 25, 2014			1,358,634
			Sabre, Inc.	B1	B
	1,483,710		Term Loan, 2.267%, maturing September 30, 2014			1,400,664

See Accompanying Notes to Financial Statements

21

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2011 (CONTINUED)

				Bank Loan Ratings † (Unaudited)
Principal Amount			Borrow\Tranche Description	Moody’s	S&P	Fair Value
Data and Internet Services: (continued)
			Sungard Data Systems, Inc.	Ba3	BB
$	2,438,666		Term Loan, 3.933%, maturing February 26, 2016			$2,448,248
			Trans Union, LLC	Ba3	BB–
	375,000		Term Loan, 4.750%, maturing February 12, 2018			376,922
			Travelport, Inc.	Ba3	B
	1,488,402		Term Loan, 4.963%, maturing August 21, 2015			1,474,216
						12,856,446
Diversified / Conglomerate Manufacturing: 1.0%
			Edwards (Cayman Islands II) Limited	B3	B+
	548,625		Second Lien Term Loan, 5.500%, maturing May 31, 2016			547,939
			Flextronics International, Ltd.	Ba1	BB+
	221,078		Term Loan, 2.504%, maturing October 01, 2014			220,091
	771,210		Term Loan, 2.511%, maturing October 01, 2014			767,767
						1,535,797
Diversified / Conglomerate Service: 3.8%
			Affinion Group, Inc.	Ba3	BB–
	2,483,714		Term Loan, 5.000%, maturing October 10, 2016			2,489,913
			Brock Holdings, Inc.	B1	B+
	800,000		Term Loan, 6.000%, maturing March 16, 2017			797,000
			Brock Holdings, Inc.	Caa1	B–
	250,000	(1)	Term Loan, maturing March 16, 2018			255,000
			Catalina Marketing Corporation	Ba2	BB–
	938,557		Term Loan, 2.996%, maturing October 01, 2014			935,038
			NDS Treasury (Americas)	Ba2	BB–
	1,000,000		Term Loan, 3.000%, maturing March 12, 2018			998,438
			ServiceMaster Company	B1	B+
	89,866		Term Loan, 2.750%, maturing July 24, 2014			88,317
	902,402		Term Loan, 2.771%, maturing July 24, 2014			886,852
			Vertafore, Inc.	B1	B+
	299,250		Term Loan, 5.250%, maturing July 29, 2016			299,998
			West Corporation	Ba3	BB–
	291,699		Term Loan, 2.743%, maturing October 24, 2013			290,877
	709,452		Term Loan, 4.618%, maturing July 15, 2016			712,113
						7,753,546
Diversified Nat’l Rsrcs, Precious Metals & Minerals: 1.2%
			Georgia Pacific, LLC	Ba1	BBB+
	2,480,400		Term Loan, 3.559%, maturing December 23, 2014			2,490,562
						2,490,562
Ecological: 0.2%
			Waste Industries USA, Inc.	B1	B+
	500,000		Term Loan, 4.750%, maturing March 17, 2017			502,807
						502,807
Electronics: 2.0%
			CDW, LLC	B2	B
	460,538		Term Loan, 4.500%, maturing July 14, 2017			459,444
			Freescale Semiconductor, Inc.	B1	B–
	2,000,000	(1)	Term Loan, maturing December 01, 2016			1,991,712
			Microsemi Corporation	Ba1	BB+
	425,000		Term Loan, 5.000%, maturing November 02, 2017			427,479
			Rovi Corporation	Ba1	BB+
	250,000		Term Loan, 4.000%, maturing February 07, 2018			252,031
			Spansion, LLC	Ba3	BB–
	841,249		Term Loan, 6.250%, maturing January 08, 2015			848,610
						3,979,276

See Accompanying Notes to Financial Statements

22

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2011 (CONTINUED)

				Bank Loan Ratings † (Unaudited)
Principal Amount			Borrow\Tranche Description	Moody’s	S&P	Fair Value
Finance: 0.3%
			BNY ConvergEx Group, LLC	B1	B+
$	188,999		Term Loan, 5.250%, maturing December 16, 2016			$190,228
	450,423		Term Loan, 5.250%, maturing December 19, 2016			453,351
						643,579
Gaming: 4.3%
			Harrahs Operating Company, Inc.	B3	B
	500,000		Term Loan, 3.303%, maturing January 28, 2015			463,985
	500,000		Term Loan, 3.303%, maturing January 28, 2015			463,985
	1,488,422		Term Loan, 3.303%, maturing January 28, 2015			1,381,209
			Isle Of Capri Casinos, Inc.	Ba3	BB–
	500,000	(1)	Term Loan, maturing March 24, 2017			502,913
			Las Vegas Sands, LLC	Ba3	BB–
	75,050		Term Loan, 3.000%, maturing November 23, 2016			73,299
	424,761		Term Loan, 3.000%, maturing November 23, 2016			414,726
			Penn National Gaming, Inc.	Ba2	BB+
	2,000,000		Term Loan, 2.028%, maturing October 03, 2012			1,994,438
			VML US FINANCE, LLC	Ba3	BB–
	1,936,989		Term Loan, 4.790%, maturing May 27, 2013			1,937,392
	44,924		Term Loan, 4.790%, maturing May 27, 2013			44,983
			Wynn Las Vegas, LLC	NR	NR
	1,500,000		Term Loan, 3.260%, maturing August 17, 2015			1,500,000
						8,776,930
Grocery: 0.7%
			Supervalu, Inc.	NR	BB
	1,488,722		Term Loan, 3.496%, maturing October 05, 2015			1,491,602
						1,491,602
Healthcare, Education and Childcare: 9.6%
			Biomet, Inc.	B1	BB–
	1,984,576		Term Loan, 3.292%, maturing March 25, 2015			1,984,024
			CHS/Community Health Systems, Inc.	Ba3	BB
	1,279,418		Term Loan, 2.561%, maturing July 25, 2014			1,267,320
	65,825		Term Loan, 2.561%, maturing July 25, 2014			65,203
	1,142,842	(1)	Term Loan, 3.811%, maturing January 25, 2017			1,142,057
			ConvaTec	Ba3	B+
	259,350		Term Loan, 5.750%, maturing December 22, 2016			260,402
			Davita, Inc.	Ba2	BB
	249,375		Term Loan, 4.500%, maturing October 20, 2016			250,844
			Emdeon Business Services, LLC	Ba3	BB
	267,885		Term Loan, 4.500%, maturing November 18, 2013			269,391
			Grifols S.A.	Ba3	BB
	875,000	(1)	Term Loan, maturing November 23, 2016			882,471
			HCA, Inc.	Ba3	BB
	1,000,000		Term Loan, 2.557%, maturing November 18, 2013			996,797
	2,000,000		Term Loan, 3.557%, maturing March 31, 2017			1,998,472
			HGI Holding, Inc.	B1	B+
	467,004		Term Loan, 6.750%, maturing September 29, 2016			471,285
			IMS Health, Inc.	Ba3	BB
	1,500,000	(1)	Term Loan, maturing August 25, 2017			1,508,282
			inVentiv Health, Inc.	Ba3	BB–
	500,000		Term Loan, 4.750%, maturing August 04, 2016			502,188
			Medassets, Inc.	Ba3	BB–
	498,750		Term Loan, 5.250%, maturing November 16, 2016			502,699
			Mylan Laboratories, Inc.	Baa3	BBB
	679,273		Term Loan, 3.563%, maturing October 02, 2014			682,618
			Onex Carestream Finance, L.P.	B1	BB–
	960,000		Term Loan, 5.000%, maturing February 25, 2017			940,950
			Royalty Pharma	Baa2	BBB–
	1,488,372		Term Loan, 2.557%, maturing April 16, 2013			1,488,363

See Accompanying Notes to Financial Statements

23

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2011 (CONTINUED)

				Bank Loan Ratings † (Unaudited)
Principal Amount			Borrow\Tranche Description	Moody’s	S&P	Fair Value
Healthcare, Education and Childcare: (continued)
			Rural (Metro) Operating Company, LLC	B1	B+
$	748,125		Term Loan, 6.147%, maturing November 24, 2016			$753,736
			Sunquest Information Systems, Inc.	Ba3	B+
	666,667		Term Loan, 6.250%, maturing December 16, 2016			670,417
			Vanguard Health Holdings Company II, LLC	Ba2	BB–
	1,990,013		Term Loan, 5.000%, maturing January 29, 2016			1,998,287
			Warner Chilcott Company, LLC	Ba3	BBB–
	457,143	(1)	Term Loan, maturing March 14, 2018			459,809
	228,571	(1)	Term Loan, maturing March 14, 2018			229,905
	314,286	(1)	Term Loan, maturing March 14, 2018			316,119
						19,641,639
Insurance: 0.4%
			Sedgwick Holdings, Inc.	B2	B+
	883,509		Term Loan, 5.000%, maturing December 30, 2016			885,707
						885,707
Leisure, Amusement, Entertainment: 4.0%
			24 Hour Fitness Worldwide, Inc.	Ba3	B+
	1,491,244		Term Loan, 6.750%, maturing April 22, 2016			1,477,823
			Cedar Fair, L.P.	Ba2	BB–
	498,750		Term Loan, 4.000%, maturing December 15, 2017			501,819
			Cinemark USA, Inc.	Ba3	BB–
	1,984,925		Term Loan, 3.534%, maturing April 29, 2016			1,997,507
			HIT Entertainment, Inc.	B2	CCC+
	995,000		Term Loan, 5.561%, maturing June 01, 2012			980,697
			Live Nation Entertainment, Inc.	Ba2	BB–
	1,488,722		Term Loan, 4.500%, maturing November 07, 2016			1,495,235
			Regal Cinemas Corporation	Ba2	BB–
	1,745,625		Term Loan, 3.557%, maturing August 23, 2017			1,750,710
						8,203,791
Mining, Steel, Iron & Nonprecious Metals: 2.5%
			Fairmount Minerals, Ltd.	B1	BB–
	1,800,000	(1)	Term Loan, maturing March 01, 2017			1,804,219
			Novelis, Inc.	Ba2	BB–
	1,446,375		Term Loan, 4.000%, maturing March 10, 2017			1,451,928
			Walter Energy, Inc.	B1	BB–
	1,750,000	(1)	Term Loan, maturing March 05, 2018			1,763,563
						5,019,710
Non-North American Cable: 0.2%
			UPC Broadband Holding, B.V.	Ba3	B+
	485,659		Term Loan, 3.761%, maturing December 30, 2016			487,026
						487,026
North American Cable: 2.9%
			Atlantic Broadband	Ba3	B+
	393,731		Term Loan, 4.000%, maturing March 08, 2016			395,355
			Bresnan Communications, LLC	Ba3	BB+
	448,875		Term Loan, 4.500%, maturing December 14, 2017			452,382
			Cequel Communications, LLC	Ba2	BB–
	994,819		Term Loan, 2.260%, maturing November 05, 2013			989,845
			Charter Communications Operating, LLC	Ba1	BB+
	603,775		Term Loan, 2.250%, maturing March 06, 2014			603,480
	1,488,693		Term Loan, 3.560%, maturing September 06, 2016			1,494,685
			Insight Midwest Holdings, LLC	Ba3	B+
	2,000,000		Term Loan, 2.024%, maturing April 07, 2014			1,981,238
						5,916,985

See Accompanying Notes to Financial Statements

24

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2011 (CONTINUED)

				Bank Loan Ratings † (Unaudited)
Principal Amount			Borrow\Tranche Description	Moody’s	S&P	Fair Value
Oil & Gas: 0.7%
			MEG Energy Corporation	Ba3	BBB–
$	1,490,000	(1)	Term Loan, maturing March 16, 2018			$1,500,803
						1,500,803
Other Broadcasting and Entertainment: 2.3%
			Getty Images, Inc	Ba3	BB–
	1,243,750		Term Loan, 5.250%, maturing November 07, 2016			1,256,382
			The Weather Channel	Ba3	BB–
	997,500		Term Loan, 4.250%, maturing February 13, 2017			1,006,021
			VNU	Ba2	BB
	2,481,250		Term Loan, 4.009%, maturing May 02, 2016			2,488,230
						4,750,633
Other Telecommunications: 2.6%
			Asurion Corporation	Ba3	B+
	1,984,887		Term Loan, 3.267%, maturing July 03, 2014			1,974,254
	249,375		Term Loan, 6.750%, maturing March 31, 2015			252,982
			MetroPCS Wireless, Inc.	Ba1	BB
	987,933		Term Loan, 4.112%, maturing November 04, 2016			991,373
			tw telecom, Inc.	Ba1	B+
	1,987,040		Term Loan, 3.500%, maturing December 29, 2016			1,996,975
						5,215,584
Personal & Nondurable Consumer Products: 1.0%
			Advantage Sales & Marketing, Inc.	Ba3	B+
	997,500		Term Loan, 5.250%, maturing December 18, 2017			1,003,418
			Bushnell, Inc.	B2	B–
	499,330		Term Loan, 4.553%, maturing August 24, 2013			489,344
			Jarden Corporation	Ba1	BB+
	616,190		Term Loan, 3.553%, maturing January 26, 2015			618,994
						2,111,756
Personal, Food & Miscellaneous: 5.3%
			Acosta, Inc.	Ba3	B+
	1,225,000		Term Loan, 4.750%, maturing March 01, 2018			1,229,083
			Advance Pierre Foods	B1	B+
	995,000		Term Loan, 7.000%, maturing September 30, 2016			1,001,426
			Burger King Corporation	Ba3	BB–
	2,314,629		Term Loan, 4.500%, maturing October 19, 2016			2,314,414
			Dennys, Inc.	B1	B+
	920,000		Term Loan, 7.000%, maturing September 20, 2016			926,900
			DineEquity, Inc.	Ba2	BB–
	317,015		Term Loan, 4.250%, maturing October 19, 2017			319,591
			Dunkin Brands, Inc.	B2	B
	1,167,075		Term Loan, 4.250%, maturing November 23, 2017			1,174,265
			N.E.W. Customer Services Companies, Inc.	Ba3	B+
	1,445,010		Term Loan, 6.000%, maturing March 23, 2016			1,444,649
			NBTY, Inc.	Ba3	BB–
	1,396,500		Term Loan, 4.250%, maturing October 02, 2017			1,401,301
			OSI Restaurant Partners, Inc.	B3	B+
	83,094		Term Loan, 4.035%, maturing June 14, 2013			80,827
	857,306		Term Loan, 2.563%, maturing June 14, 2014			833,908
						10,726,364
Printing & Publishing: 3.2%
			Cengage Learning, Inc.	B2	B+
	1,984,576		Term Loan, 2.500%, maturing July 03, 2014			1,905,977
			Cenveo Corporation	Ba3	BB–
	793,013		Term Loan, 6.250%, maturing December 21, 2016			797,473
			Merrill Communications, LLC	B2	B–
	1,000,000		Term Loan, 7.500%, maturing December 24, 2012			1,000,000

See Accompanying Notes to Financial Statements

25

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2011 (CONTINUED)

				Bank Loan Ratings † (Unaudited)
Principal Amount			Borrow\Tranche Description	Moody’s	S&P	Fair Value
Printing & Publishing: (continued)
			Quad/Graphics, Inc.	Ba2	BBB–
$	1,987,494		Term Loan, 5.500%, maturing April 14, 2016			$1,990,789
			R.H. Donnelley Corporation	B1	B
	927,313		Term Loan, 9.000%, maturing October 24, 2014			731,418
						6,425,657
Radio and TV Broadcasting: 1.9%
			Citadel Broadcasting Corporation	Baa3	BB+
	297,000		Term Loan, 4.250%, maturing December 30, 2016			297,593
			FoxCo Acquisition, LLC	B1	B+
	1,000,000		Term Loan, 4.750%, maturing July 16, 2015			1,001,875
			Univision Communications, Inc.	B2	B
	2,710,485	(1)	Term Loan, 4.496%, maturing March 31, 2017			2,645,626
						3,945,094
Retail Stores: 9.7%
			Amscan Holdings, Inc.	B2	B
	920,375		Term Loan, 6.750%, maturing December 04, 2017			927,738
			Burlington Coat Factory	B3	B–
	1,000,000		Term Loan, 6.250%, maturing February 18, 2017			988,906
			Dollar General Corporation	Ba2	BBB–
	2,000,000		Term Loan, 3.021%, maturing July 07, 2014			2,002,046
			General Nutrition Centers, Inc.	B1	B+
	445,000		Term Loan, 4.250%, maturing March 02, 2018			445,623
			Guitar Center, Inc.	Caa1	B–
	1,000,000	(1)	Term Loan, maturing October 09, 2014			971,250
			J. Crew	B1	B
	1,400,000	(1)	Term Loan, 4.750%, maturing March 07, 2018			1,397,120
			Jo-Ann Stores, Inc.	B1	B+
	1,300,000		Term Loan, 4.750%, maturing March 22, 2018			1,291,388
			Leslies Poolmart, Inc.	Ba3	B+
	847,875		Term Loan, 4.500%, maturing November 21, 2016			854,764
			Michaels Stores, Inc.	B2	B+
	1,388,647		Term Loan, 2.584%, maturing October 31, 2013			1,377,460
	1,388,639		Term Loan, 4.834%, maturing July 31, 2016			1,394,957
			Neiman Marcus Group, Inc.	B2	BB–
	1,992,420	(1)	Term Loan, 4.310%, maturing April 06, 2016			1,994,496
			Petco Animal Supplies, Inc.	B1	B
	1,386,000		Term Loan, 4.500%, maturing November 24, 2017			1,391,563
			Pilot Travel Centers, LLC	Ba2	BB+
	1,100,000	(1)	Term Loan, maturing March 30, 2018			1,105,500
			Savers	Ba3	B+
	500,000		Term Loan, 4.250%, maturing March 03, 2017			503,750
			The Gymboree Corporation	B1	B+
	1,911,210		Term Loan, 5.000%, maturing February 23, 2018			1,913,201
			Toys “R” Us, Inc.	B1	BB–
	1,243,750		Term Loan, 6.000%, maturing September 01, 2016			1,251,955
						19,811,717
Satellite: 0.5%
			Intelsat Jackson Holdings, S.A.	B1	BB–
	1,000,000		Term Loan, 5.250%, maturing April 02, 2018			1,007,888
						1,007,888
Telecommunications Equipment: 0.6%
			CommScope, Inc.	Ba3	BB
	517,000		Term Loan, 5.000%, maturing January 14, 2018			521,201
			Syniverse Holdings, Inc.	B1	BB–
	631,829		Term Loan, 5.250%, maturing December 21, 2017			637,555
						1,158,756

See Accompanying Notes to Financial Statements

26

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2011 (CONTINUED)

				Bank Loan Ratings † (Unaudited)
Principal Amount			Borrow\Tranche Description	Moody’s	S&P	Fair Value
Utilities: 2.3%
			Calpine Corporation	B1	B+
$	900,000	(1)	Term Loan, maturing April 02, 2018			$905,188
			NRG Energy, Inc.	Baa3	BB+
	1,654,167		Term Loan, 3.502%, maturing August 31, 2015			1,664,634
	1,333,333		Term Loan, 3.557%, maturing August 31, 2015			1,340,357
			Texas Competitive Electric Holdings Company, LLC	B2	B–
	496,144		Term Loan, 3.759%, maturing October 10, 2014			418,104
	496,222		Term Loan, 3.759%, maturing October 10, 2014			415,462
						4,743,745

			Total Loans (Cost $181,130,675)			183,109,053

Shares						Market Value

Short-term Investments: 15.1%

		Mutual Fund: 15.1%
30,812,050		State Street Institutional Liquid Reserves Fund — Institutional Class		$30,812,050
		Total Mutual Fund (Cost $30,812,050)		30,812,050
		Total Investments (Cost $211,942,725)**	105.0%	$213,921,103
		Other Assets and Liabilities — Net	(5.0)	(10,278,862)
		Net Assets	100.0%	$203,642,241

	*
Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.

	†	Bank Loans rated below Baa by Moody’s Investor Services, Inc. and BBB by Standard & Poor’s are considered to be below investment grade.
	(1)	All or a portion of the loan is pending settlement. Contract rates do not take effect until settlement date.
	**	For Federal Income Tax purposes cost of investments is $211,942,760.

		Net unrealized appreciation consists of the following:

		Gross Unrealized Appreciation		$2,186,751
		Gross Unrealized Depreciation		(208,408)
		Net Unrealized Appreciation		$1,978,343

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2011
Asset Table
Investments, at value
Loans	$—	$183,109,053	$—	$183,109,053
Short-Term Investments	30,812,050	—	—	30,812,050
Total Investments, at value	$30,812,050	$183,109,053	$—	$213,921,103

Other Financial Instruments+
Futures	2,156	—	—	2,156
Unfunded Commitments	—	3,180	—	3,180
Total Assets	$30,814,206	$183,112,233	$—	$213,926,439

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

27

ING FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2011 (CONTINUED)

+	Other Financial Instruments are securities or derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, unfunded commitments and written options. Forward foreign currency contracts, futures and unfunded commitments are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their fair value at measurement date.

ING Floating Rate Fund Open Futures Contracts on March 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Short Contracts
U.S. Treasury 5-Year Note	3	06/21/11	$350,367	$2,156
			$350,367	$2,156

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation**	$2,156
Total Asset Derivatives		$2,156

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended March 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$3,992
Total	$3,992

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$2,156
Total	$2,156

See Accompanying Notes to Financial Statements

28

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended March 31, 2011 were as follows:

Fund Name	Type	Per Share Amount
ING Floating Rate Fund
Class A	NII	$0.1857
Class C	NII	$0.1406
Class I	NII	$0.2008
Class R	NII	$0.1682
Class W	NII	$0.2008
All Classes	STCG	$0.0092

NII — Net investment income

STCG — Short-term capital gain

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 89.69% of net investment income distributions as interest-related dividends.

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

29

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) —During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present) and Consultant (January 2005–Present).	132	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present). Formerly, Consultant (July 2007–February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006–July 2007).	132	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	132	Wisconsin Energy Corp. (June 2006–Present) and The Royce Fund (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	November 2007–Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	132	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	132	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	132	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006–Present	Consultant (May 2001–Present).	132	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairman/ Trustee	February 2002–Present	President, Springwell Corporation, a corporate finance firm (March 1989–Present).	132	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

30

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) —During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	November 2007–Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001–December 2007).	132	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3)(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006– Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).	169	ING Capital Corporation, LLC (December 2005–Present).

(1)	The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.

(4)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(5)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

31

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	February 2002–Present March 2011–Present
Chief Compliance Officer of the ING Funds, Directed Services LLC(4) and ING Investments, LLC(2) (March 2011–Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007–Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2005–January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	October 2000–Present September 2009–Present	Executive Vice President, ING Investments, LLC(2) (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC(2) (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006–Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001–May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	October 2000–Present March 2001–Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995–Present) and ING Investments, LLC(2) (August 1997–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	February 2003–Present
Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3) (February 1996–Present); Director of Compliance, ING Investments, LLC(2) (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(5) (April 2010–Present);. Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(5) (August 1995–April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC(3) (September 2004–Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007–Present	Vice President, ING Funds Services, LLC(3) (December 2006–Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003–December 2006).

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006–Present
Vice President, ING Investment Management — ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC(3) (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC(3) (March 2008– Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005–March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008–Present
Vice President and Counsel, ING Investment Management–ING Funds (March 2010– Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

33

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Core Equity Research Fund
ING Real Estate Fund

Domestic Fund-of-Funds
ING Capital Allocation Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Emerging Countries Fund
ING Global Opportunities Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Core Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Fund
ING Global Bond Fund

International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Funds
ING Senior Income Fund
ING Floating Rate Fund

Money Market Fund*
ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

AR-UFR (0311-052411)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Early and Peter S. Drotch are an audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Early and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $96,300 for year ended March 31, 2011 and $88,000 for year ended March 31, 2010.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $8,600 for the year ended March 31, 2011 and $10,750 for year ended March 31, 2010.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,760 in the year ended March 31, 2011 and $39,025 in the year ended March 31, 2010. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

3

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

4

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: September 29, 2010

5

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $13,000 per audit

1	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	✓		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

7

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

2	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	✓		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D

Pre-Approved Other Services for the Pre-Approval Period September 29 , 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services

Dated: September 29, 2010 to December 31, 2011

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

12

(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,069,423 for year ended March 31, 2011 and $1,613,771 for fiscal year ended March 31, 2010.

(h)	Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Summary schedule or complete schedule of investments, if applicable, is included as part of the report to shareholders filed under Item 1 of this Form.

13

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Funds Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING High Yield Bond Fund and ING Intermediate Bond Fund as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified report thereon dated May 20, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

May 20, 2011

PORTFOLIO OF INVESTMENTS
ING High Yield Bond Fund	as of March 30, 2011

Principal Amount					Value
CORPORATE BONDS/NOTES:			92.9%
		Consumer Discretionary:		23.0%
$665,000		Accuride Corp., 9.500%, due 08/01/18			$743,138
90,000	#	Affinia Group, Inc., 9.000%, due 11/30/14			93,150
265,000		Affinia Group, Inc., 9.000%, due 11/30/14			274,275
223,000	#	Affinia Group, Inc., 10.750%, due 08/15/16			254,499
370,000		Allbritton Communications Co., 8.000%, due 05/15/18			392,200
700,000	#	AMC Entertainment, Inc., 9.750%, due 12/01/20			752,500
315,000		American Axle & Manufacturing, Inc., 5.250%, due 02/11/14			316,575
34,781	#	American Media, Inc., 13.500%, due 06/15/18			35,824
310,000	#	Ameristar Casinos, Inc., 7.500%, due 04/15/21			307,288
510,000		Ameristar Casinos, Inc., 9.250%, due 06/01/14			562,913
90,000	#	Asbury Automotive Group, Inc., 8.375%, due 11/15/20			94,050
405,000		Bon-Ton Stores, Inc., 10.250%, due 03/15/14			417,150
150,000	#	Bresnan Broadband Holdings LLC, 8.000%, due 12/15/18			159,000
231,000	#	Burlington Coat Factory Warehouse Corp., 10.000%, due 02/15/19			225,225
720,000		Cablevision Systems Corp., 7.750%, due 04/15/18			781,200
450,000		Cablevision Systems Corp., 8.000%, due 04/15/20			492,750
840,000		Caesars Entertainment Operating Co., Inc., 10.000%, due 12/15/18			770,700
840,000		Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17			958,650
420,000	#	Cedar Fair L.P./Canada’s Wonderland Co/Magnum Management Corp., 9.125%, due 08/01/18			457,800
1,000,000	#	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, due 11/15/17			1,047,500
730,000	#, Z	Checkout Holding Corp., 9.530%, due 11/15/15			479,063
195,000	#	Citadel Broadcasting Corp., 7.750%, due 12/15/18			212,306
185,000	#	CityCenter Holdings LLC / CityCenter Finance Corp., 7.625%, due 01/15/16			191,938
75,000	&, #	CityCenter Holdings LLC / CityCenter Finance Corp., 10.750%, due 01/15/17			77,813
493,000	#	Clear Channel Communications, Inc., 9.000%, due 03/01/21			494,233
115,000		Clear Channel Communications, Inc., 10.750%, due 08/01/16			110,113
525,000		Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17			577,781
85,000		Dana Holding Corp., 6.500%, due 02/15/19			85,000
70,000		Dana Holding Corp., 6.750%, due 02/15/21			70,350
380,000	#	DineEquity, Inc., 9.500%, due 10/30/18			414,200
680,000		DISH DBS Corp., 7.875%, due 09/01/19			739,500
540,000	#	Exide Technologies, 8.625%, due 02/01/18			579,150
395,000		Gray Television, Inc., 10.500%, due 06/29/15			422,156
190,000		Hanesbrands, Inc., 6.375%, due 12/15/20			186,200
270,000		Hanesbrands, Inc., 8.000%, due 12/15/16			293,963
140,000	#	Inergy L.P./Inergy Finance Corp., 6.875%, due 08/01/21			146,125
258,000		JC Penney Corp., Inc., 6.375%, due 10/15/36			233,813
123,000		KB Home, 6.375%, due 08/15/11			124,845
215,000		KB Home, 7.250%, due 06/15/18			211,775
440,000		Limited Brands, Inc., 8.500%, due 06/15/19			507,100
395,000		LIN Television Corp., 8.375%, due 04/15/18			431,538
430,000		Macys Retail Holdings, Inc., 6.375%, due 03/15/37			432,150
105,000		Macys Retail Holdings, Inc., 6.650%, due 07/15/24			107,625
365,000	#	McJunkin Red Man Corp., 9.500%, due 12/15/16			371,388
445,000		Media General, Inc., 11.750%, due 02/15/17			490,613
243,000		Mediacom Broadband, LLC, 8.500%, due 10/15/15			253,328
535,000		Mediacom LLC / Mediacom Capital Corp., 9.125%, due 08/15/19			575,125
505,000		MGM Resorts International, 9.000%, due 03/15/20			556,131
295,000		MGM Resorts International, 10.375%, due 05/15/14			339,250
405,000	+	Michaels Stores, Inc., 0.000% (step rate 13.000%), due 11/01/16			415,125
570,000	#	Michaels Stores, Inc., 7.750%, due 11/01/18			584,250
280,000		Michaels Stores, Inc., 11.375%, due 11/01/16			306,600
75,000	#	NCL Corp., Ltd., 9.500%, due 11/15/18			79,313
470,000	#	Needle Merger Sub Corp., 8.125%, due 03/15/19			477,050
36,087	&	Neiman-Marcus Group, Inc., 9.000%, due 10/15/15			37,891

485,000		New Albertsons, Inc., 7.450%, due 08/01/29		385,575
404,996	&	Nexstar Broadcasting, Inc., 7.000%, due 01/15/14		395,884
175,000		Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc., 8.875%, due 04/15/17		190,313
465,000	#	Nielsen Finance LLC/Nielsen Finance Co., 7.750%, due 10/15/18		501,038
450,000	#	Petco Animal Supplies, Inc., 9.250%, due 12/01/18		483,750
620,000		Pinnacle Entertainment, Inc., 8.750%, due 05/15/20		647,900
110,000	#	Prestige Brands, Inc., 8.250%, due 04/01/18		116,600
295,000		Prestige Brands, Inc., 8.250%, due 04/01/18		312,700
305,000	#	Rent-A-Center, Inc., 6.625%, due 11/15/20		301,950
195,000	#	Scientific Games Corp., 8.125%, due 09/15/18		206,700
287,000	#	Seminole Indian Tribe of Florida, 7.750%, due 10/01/17		304,938
220,000		Service Corp. International, 6.750%, due 04/01/15		235,400
10,000	#	Sinclair Television Group, Inc., 8.375%, due 10/15/18		10,625
385,000	#	Sinclair Television Group, Inc., 9.250%, due 11/01/17		431,200
645,000	#	Sirius XM Radio, Inc., 8.750%, due 04/01/15		728,850
300,000		Sonic Automotive, Inc., 9.000%, due 03/15/18		320,250
215,000		Star Gas Partners L.P./Star Gas Finance Co., 8.875%, due 12/01/17		221,988
270,000	#	Stoneridge, Inc., 9.500%, due 10/15/17		299,700
230,000		Toys R Us Property Co. I LLC, 10.750%, due 07/15/17		262,200
430,000		Toys R Us Property Co. II LLC, 8.500%, due 12/01/17		464,400
695,000		Universal City Development Partners Ltd. / UCDP Finance, Inc., 8.875%, due 11/15/15		760,156
410,000		Visant Corp., 10.000%, due 10/01/17		444,850
315,000		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.750%, due 08/15/20		335,475

				29,113,630

		Consumer Staples:	5.4%
350,000		Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.750%, due 05/15/16		362,688
195,000		Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, due 03/15/18		216,450
185,000	#	Bumble Bee Acquisition Corp., 9.000%, due 12/15/17		193,325
170,000	&, #	Bumble Bee Holdco SCA, 9.625%, due 03/15/18		159,375
480,000		Central Garden and Pet Co., 8.250%, due 03/01/18		505,200
153,850	&	Ceridian Corp., 12.250%, due 11/15/15		161,543
435,000		Cott Beverages, Inc., 8.375%, due 11/15/17		466,538
285,000	#	Darling International, Inc., 8.500%, due 12/15/18		311,363
295,000		Elizabeth Arden, Inc., 7.375%, due 03/15/21		309,381
450,000	#	Hertz Corp., 6.750%, due 04/15/19		448,313
220,000	#	Hertz Corp., 7.375%, due 01/15/21		226,050
226,000		Hertz Corp., 8.875%, due 01/01/14		232,780
650,000		JBS USA LLC/JBS USA Finance, Inc., 11.625%, due 05/01/14		757,250
255,000	#	Pilgrim’s Pride Corp., 7.875%, due 12/15/18		248,625
240,000	#	Rite Aid Corp., 6.875%, due 12/15/28		146,400
470,000	#	RSC Equipment Rental, Inc., 10.000%, due 07/15/17		538,150
190,000	#	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, due 02/01/21		198,550
420,000		ServiceMaster Co, 7.450%, due 08/15/27		341,250
820,000	&, #	ServiceMaster Co., 10.750%, due 07/15/15		875,350
150,000	#	Stater Bros Holdings, Inc., 7.375%, due 11/15/18		156,375

				6,854,956

		Energy:	13.9%
555,000	#	Alta Mesa Holdings / Alta Mesa Finance Services Corp., 9.625%, due 10/15/18		566,100
390,000		Anadarko Petroleum Corp., 6.450%, due 09/15/36		390,708
200,000		ATP Oil & Gas Corp./United States, 11.875%, due 05/01/15		211,000
90,000	#	Basic Energy Services, Inc., 7.750%, due 02/15/19		92,925
475,000		Berry Petroleum Co., 10.250%, due 06/01/14		553,375
400,000		BreitBurn Energy Partners L.P. / BreitBurn Finance Corp., 8.625%, due 10/15/20		421,000
290,000	#	Brigham Exploration Co., 8.750%, due 10/01/18		323,350
340,000	#	Calfrac Holdings L.P., 7.500%, due 12/01/20		352,750
145,000	#	Chaparral Energy, Inc., 8.250%, due 09/01/21		149,713
405,000		Chaparral Energy, Inc., 8.875%, due 02/01/17		427,275
205,000	#	Chaparral Energy, Inc., 9.875%, due 10/01/20		228,575
335,000	#	Clayton Williams Energy, Inc., 7.750%, due 04/01/19		336,256
365,000		Concho Resources, Inc., 7.000%, due 01/15/21		385,075
200,000		Consol Energy, Inc., 8.000%, due 04/01/17		220,000
200,000		Consol Energy, Inc., 8.250%, due 04/01/20		222,750

200,000		Copano Energy LLC / Copano Energy Finance Corp., 7.125%, due 04/01/21		203,000
625,000		El Paso Corp., 7.250%, due 06/01/18		705,635
480,000		Energy Transfer Equity L.P., 7.500%, due 10/15/20		524,400
410,000	#	Energy XXI Gulf Coast, Inc., 9.250%, due 12/15/17		439,725
865,000	#	Foresight Energy LLC / Foresight Energy Corp., 9.625%, due 08/15/17		935,281
380,000		Gibson Energy ULC / GEP Midstream Finance Corp., 11.750%, due 05/27/14		425,600
625,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, due 02/15/20		668,750
385,000		International Coal Group, Inc., 9.125%, due 04/01/18		438,900
200,000	#	James River Escrow, Inc., 7.875%, due 04/01/19		208,000
275,000	#	Linn Energy LLC/Linn Energy Finance Corp., 7.750%, due 02/01/21		294,938
360,000	#	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 04/15/20		401,400
555,000		Massey Energy Co., 6.875%, due 12/15/13		568,875
480,000		McMoRan Exploration Co., 11.875%, due 11/15/14		530,400
160,000	#	MEG Energy Corp., 6.500%, due 03/15/21		162,800
215,000	#	Murray Energy Corp., 10.250%, due 10/15/15		232,200
325,000	#	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, due 02/15/17		323,375
210,000	#	Oasis Petroleum, Inc., 7.250%, due 02/01/19		213,150
290,000		Patriot Coal Corp., 8.250%, due 04/30/18		310,300
445,000		Penn Virginia Resource Partners L.P. / Penn Virginia Resource Finance Corp., 8.250%, due 04/15/18		478,375
400,000		Petrohawk Energy Corp., 7.250%, due 08/15/18		414,000
535,000		Pioneer Natural Resources Co., 7.500%, due 01/15/20		605,207
200,000		Plains Exploration & Production Co., 6.625%, due 05/01/21		200,250
730,000		Plains Exploration & Production Co., 7.625%, due 06/01/18		784,750
410,000	#	SandRidge Energy, Inc., 8.000%, due 06/01/18		431,525
550,000		Stone Energy Corp., 8.625%, due 02/01/17		576,125
245,000		Swift Energy Co., 7.125%, due 06/01/17		251,738
600,000		Swift Energy Co., 8.875%, due 01/15/20		658,500
270,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, due 02/01/21		267,975
120,000	#	Venoco, Inc., 8.875%, due 02/15/19		120,150
230,000	#	Westmoreland Coal Co./Westmoreland Partners, 10.750%, due 02/01/18		227,988

				17,484,164

		Financials:	12.3%
380,000	#	ABI Escrow Corp., 10.250%, due 10/15/18		421,800
1,435,000		Ally Financial, Inc., 8.000%, due 03/15/20		1,565,944
455,000		Ally Financial, Inc., 8.300%, due 02/12/15		499,931
790,000		American General Finance Corp., 5.400%, due 12/01/15		724,825
300,000		American General Finance Corp., 5.850%, due 06/01/13		294,750
750,000		Atlantic Broadband Finance, LLC, 9.375%, due 01/15/14		765,000
640,000	#	CIT Group, Inc., 6.625%, due 04/01/18		650,257
595,000		CIT Group, Inc., 7.000%, due 05/01/14		607,644
485,000		CIT Group, Inc., 7.000%, due 05/01/15		490,456
210,000		CIT Group, Inc., 7.000%, due 05/01/16		210,788
800,000		CIT Group, Inc., 7.000%, due 05/01/17		803,000
760,000		Felcor Lodging L.P., 10.000%, due 10/01/14		872,100
500,000		Fifth Third Capital Trust IV, 6.500%, due 04/15/37		490,625
945,000		Ford Motor Credit Co., LLC, 8.125%, due 01/15/20		1,084,180
690,000		Ford Motor Credit Co., LLC, 8.700%, due 10/01/14		783,857
325,000		International Lease Finance Corp., 5.625%, due 09/20/13		331,906
325,000		International Lease Finance Corp., 5.650%, due 06/01/14		328,250
220,000		International Lease Finance Corp., 8.250%, due 12/15/20		241,450
298,000	#	International Lease Finance Corp., 8.875%, due 09/15/15		328,545
310,000	#	International Lease Finance Corp., 9.000%, due 03/15/17		349,525
370,000	#	LBI Escrow Corp., 8.000%, due 11/01/17		408,850
585,000	#	Pinafore LLC/Pinafore, Inc., 9.000%, due 10/01/18		637,650
355,000		Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 8.250%, due 09/01/17		372,750
250,000	#	Realogy Corp., 7.875%, due 02/15/19		249,375
500,000		Regions Bank/Birmingham AL, 6.450%, due 06/26/37		461,386
345,000		Springleaf Finance Corp., 6.900%, due 12/15/17		316,969
500,000		SunTrust Capital VIII, 6.100%, due 12/15/36		489,055
660,000		Tops Holding Corp. / Tops Markets LLC, 10.125%, due 10/15/15		712,800

				15,493,668

		Health Care:	7.8%
295,000		Apria Healthcare Group, Inc., 12.375%, due 11/01/14		321,919
140,000	&	Biomet, Inc., 10.375%, due 10/15/17		154,525
193,000		Biomet, Inc., 11.625%, due 10/15/17		216,160
145,000		DaVita, Inc., 6.375%, due 11/01/18		146,813
145,000		DaVita, Inc., 6.625%, due 11/01/20		147,538
135,000	#	Endo Pharmaceuticals Holdings, Inc., 7.000%, due 12/15/20		140,231
455,000		Gentiva Health Services, Inc., 11.500%, due 09/01/18		516,994
150,000	#	Giant Funding Corp., 8.250%, due 02/01/18		154,688
655,000	#	HCA Holdings, Inc., 7.750%, due 05/15/21		686,113
860,000		HCA, Inc., 7.250%, due 09/15/20		924,500
905,000		HCA, Inc., 7.875%, due 02/15/20		988,713
185,000		Healthsouth Corp., 7.250%, due 10/01/18		192,169
440,000		Healthsouth Corp., 8.125%, due 02/15/20		478,500
370,000	#	MedAssets, Inc., 8.000%, due 11/15/18		380,175
170,000	#	Mylan, Inc./PA, 7.875%, due 07/15/20		185,725
570,000		Omnicare, Inc., 7.750%, due 06/01/20		607,050
205,000		Radnet Management, Inc., 10.375%, due 04/01/18		208,331
325,000		Select Medical Corp., 6.211%, due 09/15/15		318,094
315,000		Select Medical Corp., 7.625%, due 02/01/15		322,088
280,000	#	STHI Holding Corp., 8.000%, due 03/15/18		291,200
670,000		Tenet Healthcare Corp., 8.000%, due 08/01/20		701,825
220,000		United Surgical Partners International, Inc., 8.875%, due 05/01/17		231,825
300,000	&	United Surgical Partners International, Inc., 9.250%, due 05/01/17		318,750
225,000	R, X	US Oncology, Inc. Escrow		—
75,000	#	Valeant Pharmaceuticals International, 6.750%, due 10/01/17		74,250
175,000	#	Valeant Pharmaceuticals International, 6.750%, due 08/15/21		166,906
245,000	#	Valeant Pharmaceuticals International, 7.000%, due 10/01/20		238,875
495,000		Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, due 02/01/18		509,231
310,000	Z	Vanguard Health Systems, 11.450%, due 02/01/16		198,400

				9,821,588

		Industrials:	7.7%
455,000	#	Amsted Industries, Inc., 8.125%, due 03/15/18		487,419
260,000		ArvinMeritor, Inc., 8.125%, due 09/15/15		271,700
305,000		ArvinMeritor, Inc., 10.625%, due 03/15/18		344,650
310,000	#	Bombardier, Inc., 7.500%, due 03/15/18		336,350
310,000	#	Bombardier, Inc., 7.750%, due 03/15/20		338,288
185,000	#	Building Materials Corp. of America, 7.500%, due 03/15/20		193,325
185,000		Case New Holland, Inc., 7.750%, due 09/01/13		202,344
160,000	#	Case New Holland, Inc., 7.875%, due 12/01/17		178,600
245,000		Cenveo Corp., 8.875%, due 02/01/18		246,838
290,000	#	Cenveo Corp., 10.500%, due 08/15/16		292,900
280,000		Coleman Cable, Inc., 9.000%, due 02/15/18		296,100
370,000		Covanta Holding Corp., 7.250%, due 12/01/20		389,378
355,000	#	Florida East Coast Railway Corp., 8.125%, due 02/01/17		372,306
70,000	#	Geo Group, Inc., 6.625%, due 02/15/21		69,650
105,000	#	Great Lakes Dredge & Dock Corp., 7.375%, due 02/01/19		106,838
270,000	#	Griffon Corp., 7.125%, due 04/01/18		276,075
155,000		Harland Clarke Holdings Corp., 9.500%, due 05/15/15		154,031
110,000	#	Interface, Inc., 7.625%, due 12/01/18		114,950
320,000		Iron Mountain, Inc., 8.000%, due 06/15/20		340,800
210,000		Iron Mountain, Inc., 8.750%, due 07/15/18		222,075
130,000		Koppers, Inc., 7.875%, due 12/01/19		141,700
585,000		Martin Midstream Partners L.P. / Martin Midstream Finance Corp., 8.875%, due 04/01/18		623,025
190,000	#	Mobile Mini, Inc., 7.875%, due 12/01/20		202,350
460,377		Nortek, Inc., 11.000%, due 12/01/13		489,151
370,000	#	Polymer Group, Inc., 7.750%, due 02/01/19		383,413
134,000		Sensata Technologies BV, 8.000%, due 05/01/14		141,370
375,000		Severstal Columbus LLC, 10.250%, due 02/15/18		416,250
310,000	#	SPX Corp., 6.875%, due 09/01/17		334,800
360,000	#	Swift Services Holdings, Inc., 10.000%, due 11/15/18		392,400
375,000		United Rentals North America, Inc., 8.375%, due 09/15/20		393,750
290,000		United Rentals North America, Inc., 9.250%, due 12/15/19		324,075

615,000		WCA Waste Corp., 9.250%, due 06/15/14		636,525

				9,713,426

		Information Technology:	5.6%
605,000	#	Aspect Software, Inc., 10.625%, due 05/15/17		650,375
310,000	#	CDW Escrow Corp., 8.500%, due 04/01/19		311,163
180,000		CDW LLC / CDW Finance Corp., 11.000%, due 10/12/15		196,200
180,000	&	CDW LLC / CDW Finance Corp., 11.500%, due 10/12/15		195,300
375,000	#	CommScope, Inc., 8.250%, due 01/15/19		393,750
145,000	#	First Data Corp., 8.250%, due 01/15/21		145,363
146,000	&, #	First Data Corp., 8.750%, due 01/15/22		146,000
17,000		First Data Corp., 9.875%, due 09/24/15		17,510
17,748	&	First Data Corp., 10.550%, due 09/24/15		18,480
195,000		First Data Corp., 11.250%, due 03/31/16		195,244
293,000	#	First Data Corp., 12.625%, due 01/15/21		319,370
440,000	#	Freescale Semiconductor, Inc., 10.750%, due 08/01/20		496,100
432,000	#	Insight.com, 9.375%, due 07/15/18		481,680
405,000		Jabil Circuit, Inc., 7.750%, due 07/15/16		461,700
460,000		Kemet Corp., 10.500%, due 05/01/18		520,950
500,000	#	NXP BV/NXP Funding, LLC, 9.750%, due 08/01/18		562,500
235,000	#	Seagate HDD Cayman, 7.750%, due 12/15/18		244,400
390,000		Seagate Technology, Inc., 6.800%, due 10/01/16		410,963
320,000		SSI Investments II/SSI Co.-Issuer LLC, 11.125%, due 06/01/18		360,000
395,000	#	SunGard Data Systems, Inc., 7.375%, due 11/15/18		405,863
155,000	#	SunGard Data Systems, Inc., 7.625%, due 11/15/20		160,038
396,000		SunGard Data Systems, Inc., 10.250%, due 08/15/15		416,790

				7,109,739

		Materials:	6.1%
355,000	#	Aleris International, Inc., 7.625%, due 02/15/18		357,663
190,000	#	Associated Materials LLC, 9.125%, due 11/01/17		203,775
185,000	#	Atkore International, Inc., 9.875%, due 01/01/18		198,413
325,000		Berry Plastics Corp., 8.250%, due 11/15/15		346,531
75,000		CF Industries, Inc., 6.875%, due 05/01/18		84,375
75,000		CF Industries, Inc., 7.125%, due 05/01/20		85,313
220,000	#	Chemtura Corp., 7.875%, due 09/01/18		233,200
230,000		Ferro Corp., 7.875%, due 08/15/18		244,950
270,000		Georgia-Pacific Corp., 7.750%, due 11/15/29		298,013
280,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, due 02/01/18		297,500
270,000	#	Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, due 11/15/20		280,631
168,000		Huntsman International, LLC, 7.375%, due 01/01/15		172,620
535,000	#	Huntsman International, LLC, 8.625%, due 03/15/21		585,825
355,000	#	JMC Steel Group, 8.250%, due 03/15/18		364,763
120,000	#	KRATON Polymers LLC/KRATON Polymers Capital Corp., 6.750%, due 03/01/19		122,400
385,000	#	Momentive Performance Materials, Inc., 9.000%, due 01/15/21		398,956
451,000		Momentive Performance Materials, Inc., 12.500%, due 06/15/14		502,865
240,000		Nova Chemicals Corp., 8.375%, due 11/01/16		264,600
310,000		Nova Chemicals Corp., 8.625%, due 11/01/19		348,363
180,000	#	Novelis, Inc., 8.375%, due 12/15/17		195,750
360,000	#	Novelis, Inc., 8.750%, due 12/15/20		397,800
260,000	#	Omnova Solutions, Inc., 7.875%, due 11/01/18		264,550
290,000	#	Plastipak Holdings, Inc., 10.625%, due 08/15/19		332,050
275,000		PolyOne Corp., 7.375%, due 09/15/20		290,125
180,000	#	Rain CII Carbon LLC and CII Carbon Corp., 8.000%, due 12/01/18		193,500
350,000		Solutia, Inc., 8.750%, due 11/01/17		386,750
75,000	#	Verso Paper Holdings LLC / Verso Paper, Inc., 8.750%, due 02/01/19		78,375
126,000		Verso Paper Holdings LLC / Verso Paper, Inc., 11.500%, due 07/01/14		138,285
75,000	#	Vertellus Specialties, Inc., 9.375%, due 10/01/15		80,438

				7,748,379

		Telecommunication Services:	8.5%
250,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 7.000%, due 01/15/19		256,875
1,550,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, due 10/30/17		1,627,473
290,000		Cincinnati Bell, Inc., 7.000%, due 02/15/15		295,075
220,000		Cincinnati Bell, Inc., 8.375%, due 10/15/20		216,700

590,000		Cincinnati Bell, Inc., 8.750%, due 03/15/18			559,763
270,000	#	Clearwire Communications, LLC/Clearwire Finance, Inc., 12.000%, due 12/01/15			292,950
510,000		Cricket Communications, Inc., 7.750%, due 05/15/16			544,425
680,000		Frontier Communications Co., 9.000%, due 08/15/31			698,700
200,000		Frontier Communications Corp., 8.250%, due 04/15/17			217,000
510,000		Frontier Communications Corp., 8.500%, due 04/15/20			555,263
210,000		Intelsat Intermediate Holding Co., Ltd., 9.500%, due 02/01/15			218,400
45,000	#	Intelsat Jackson Holdings Ltd., 8.500%, due 11/01/19			48,600
200,000	#	Intelsat Jackson Holdings SA, 7.250%, due 04/01/19			201,250
240,000	#	Intelsat Jackson Holdings SA, 7.500%, due 04/01/21			241,800
305,000		Intelsat Ltd., 6.500%, due 11/01/13			325,206
345,000		Intelsat Luxembourg S.A., 11.250%, due 02/04/17			378,638
841,375	&	Intelsat Luxembourg S.A., 11.500%, due 02/04/17			927,616
18,024	&	iPCS, Inc., 3.554%, due 05/01/14			17,618
380,000		MetroPCS Wireless, Inc., 6.625%, due 11/15/20			380,475
185,000		MetroPCS Wireless, Inc., 7.875%, due 09/01/18			198,875
650,000		Nextel Communications, Inc., 5.950%, due 03/15/14			654,875
615,000		Nextel Communications, Inc., 7.375%, due 08/01/15			620,381
330,000		Sprint Capital Corp., 6.875%, due 11/15/28			306,075
190,000	#	West Corp., 7.875%, due 01/15/19			194,038
45,000	#	West Corp., 8.625%, due 10/01/18			47,588
330,000		West Corp., 11.000%, due 10/15/16			356,400
370,000		Windstream Corp., 7.000%, due 03/15/19			374,625

					10,756,684

		Utilities:		2.6%
580,000		AES Corp., 8.000%, due 10/15/17			626,400
385,000	#	Calpine Corp., 7.500%, due 02/15/21			400,400
290,000	#	Calpine Corp., 7.875%, due 07/31/20			309,575
120,000		Edison Mission Energy, 7.625%, due 05/15/27			90,000
730,000		Energy Future Holdings Corp., 10.000%, due 01/15/20			777,213
214,866		Homer City Funding, LLC, 8.734%, due 10/01/26			191,231
475,000		Mirant Americas Generation, LLC, 9.125%, due 05/01/31			492,813
390,000		NRG Energy, Inc., 7.375%, due 02/01/16			404,625

					3,292,257

		Total Corporate Bonds/Notes (Cost $108,893,534)			117,388,491

ASSET-BACKED SECURITIES:			0.7%
		Other Asset-Backed Securities:		0.7%
1,000,000	#	GSC Partners CDO Fund Ltd., 2.237%, due 12/16/15			918,737

		Total Asset-Backed Securities (Cost $900,578)			918,737

Shares					Value
COMMON STOCK:			0.0%
		Consumer Discretionary:		0.0%
195	@	American Media Operations			$2,535
5,810	@, R, X	American Media Stock Certificates			6

		Total Common Stock (Cost $136,656)			2,541

		Total Long-Term Investments (Cost $109,930,768)			118,309,769

SHORT-TERM INVESTMENTS:			5.7%
		Mutual Funds:		5.7%
7,240,000		BlackRock Liquidity Funds, TempFund, Institutional Class			7,240,000

		Total Short-Term Investments (Cost $7,240,000)			7,240,000

Total Investments in Securities (Cost $117,170,768) *	99.3%	$125,549,769
Other Assets and Liabilities - Net	0.7	859,293

Net Assets	100.0%	$126,409,062

@	Non-income producing security
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,665,574
Gross Unrealized Depreciation	(286,573)

Net Unrealized Appreciation	$8,379,001

See Accompanying Notes to Financial Statements

ING Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 30, 2011

Principal Amount					Value
CORPORATE BONDS/NOTES:			41.0%
			Consumer Discretionary:	5.8%
$1,545,000	S		AMC Entertainment, Inc., 8.750%, due 06/01/19		$1,684,050
2,037,000	S		AutoZone, Inc., 4.000%, due 11/15/20		1,898,464
1,420,000			Cablevision Systems Corp., 8.625%, due 09/15/17		1,586,850
419,000	S		CBS Corp., 4.300%, due 02/15/21		396,832
419,000	S		CBS Corp., 5.750%, due 04/15/20		443,942
2,000,000	S		Comcast Corp., 5.700%, due 05/15/18		2,180,242
456,000	#		COX Communications, Inc., 6.250%, due 06/01/18		509,190
277,000	#		COX Communications, Inc., 6.950%, due 06/01/38		304,288
1,322,000			DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.500%, due 03/01/16		1,326,353
288,000			DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.000%, due 03/01/21		289,574
1,368,000			DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 6.375%, due 03/01/41		1,380,896
1,080,000	S		DISH DBS Corp., 7.125%, due 02/01/16		1,158,300
927,000	S		Family Dollar Stores, Inc., 5.000%, due 02/01/21		912,456
1,415,000	S		Hanesbrands, Inc., 8.000%, due 12/15/16		1,540,581
768,000			Home Depot, Inc., 4.400%, due 04/01/21		768,304
2,975,000	#		Hyatt Hotels Corp., 6.875%, due 08/15/19		3,189,331
1,885,000			Limited Brands, Inc., 8.500%, due 06/15/19		2,172,463
2,207,000	#		NBC Universal, Inc., 2.875%, due 04/01/16		2,158,517
517,000	#		NBC Universal, Inc., 3.650%, due 04/30/15		531,274
865,000	#		NBC Universal, Inc., 5.150%, due 04/30/20		893,122
498,000	#		NBC Universal, Inc., 6.400%, due 04/30/40		513,019
979,000	#		News America, Inc., 4.500%, due 02/15/21		961,044
1,114,000	S		News America, Inc., 6.150%, due 03/01/37		1,107,380
848,000	S		News America, Inc., 6.650%, due 11/15/37		892,214
1,665,000	S		Pinnacle Entertainment, Inc., 8.625%, due 08/01/17		1,823,175
290,000	#		QVC, Inc., 7.375%, due 10/15/20		303,775
805,000	#		QVC, Inc., 7.500%, due 10/01/19		849,275
535,000	S		Service Corp. International, 7.000%, due 06/15/17		575,125
795,000	S		Time Warner Cable, Inc., 5.875%, due 11/15/40		749,547
1,255,000	S		Time Warner Cable, Inc., 6.550%, due 05/01/37		1,281,374
648,000			Time Warner Entertainment Co. LP, 8.375%, due 07/15/33		794,893
668,000			Time Warner, Inc., 4.750%, due 03/29/21		664,898
562,000			Time Warner, Inc., 6.250%, due 03/29/41		560,254
1,248,000	S		Time Warner, Inc., 7.700%, due 05/01/32		1,459,426
863,000	S		Toll Brothers Finance Corp., 6.750%, due 11/01/19		892,693
1,540,000	S		Toys R Us Property Co. I LLC, 10.750%, due 07/15/17		1,755,600
1,101,000	S		Viacom, Inc., 4.250%, due 09/15/15		1,151,032
1,405,000	S		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, due 11/01/17		1,513,888

					43,173,641

			Consumer Staples:	0.9%
1,003,000	S		Altria Group, Inc., 9.700%, due 11/10/18		1,320,945
1,732,000	#		JBS Finance II Ltd., 8.250%, due 01/29/18		1,788,290
1,754,000	S		Lorillard Tobacco Co., 6.875%, due 05/01/20		1,900,257
1,560,000	&,	#	ServiceMaster Co., 10.750%, due 07/15/15		1,665,300
315,000	S		TreeHouse Foods, Inc., 7.750%, due 03/01/18		340,200

					7,014,992

			Energy:	4.7%
1,185,000	S		Anadarko Petroleum Corp., 6.375%, due 09/15/17		1,306,061
1,575,000			Arch Coal, Inc., 8.750%, due 08/01/16		1,767,938
1,523,000	S		Enbridge Energy Partners, 9.875%, due 03/01/19		1,993,612
1,244,000			Energy Transfer Partners, 9.700%, due 03/15/19		1,626,108
1,553,000	S		Enterprise Products Operating LLC, 5.200%, due 09/01/20		1,604,850
1,194,000	S		Enterprise Products Operating LLC, 6.450%, due 09/01/40		1,244,846
860,000	#		Gazprom Via Gaz Capital SA, 5.092%, due 11/29/15		901,882

	1,800,000	±, R, X	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13		—
	2,200,000	±, R, X	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13		—
	993,000	#	KazMunaiGaz Finance Sub BV, 7.000%, due 05/05/20		1,074,923
	1,222,000		Kinder Morgan Energy Partners L.P., 6.375%, due 03/01/41		1,236,673
	1,442,000	#	Marathon Petroleum Corp., 6.500%, due 03/01/41		1,461,763
	1,482,000		Nexen, Inc., 7.500%, due 07/30/39		1,674,008
	1,632,000	S	Noble Energy, Inc., 6.000%, due 03/01/41		1,644,828
	1,238,000	#	Novatek Finance Ltd., 5.326%, due 02/03/16		1,279,331
	546,000	#	Novatek Finance Ltd., 6.604%, due 02/03/21		576,033
	834,000	#, L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, due 06/30/21		882,998
	1,769,000	S	Pemex Project Funding Master Trust, 6.625%, due 06/15/35		1,783,352
	615,000	S	Petrobras International Finance Co. - Pifco, 5.375%, due 01/27/21		619,931
	656,000	S	Petrobras International Finance Co. - Pifco, 6.750%, due 01/27/41		679,096
	1,350,000	S	Pioneer Natural Resources Co., 7.500%, due 01/15/20		1,527,158
	1,717,000	S	Plains All American Pipeline LP, 5.750%, due 01/15/20		1,840,845
	1,700,000		Plains Exploration & Production Co., 8.625%, due 10/15/19		1,899,750
	444,000	S	Pride International, Inc., 6.875%, due 08/15/20		505,605
	1,387,000		Pride International, Inc., 7.875%, due 08/15/40		1,673,069
	803,000	#	Reliance Holdings USA, Inc., 6.250%, due 10/19/40		762,159
	790,000		Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16		908,278
	1,795,000	S	Weatherford International Ltd. Bermuda, 5.125%, due 09/15/20		1,785,657
	969,000	S	Weatherford International Ltd. Bermuda, 6.750%, due 09/15/40		1,007,722

					35,268,476

			Financials:	14.9%
	3,513,600		Aegon NV, 3.535%, due 12/31/49		2,572,714
	516,000		Agile Property Holdings Ltd., 8.875%, due 04/28/17		506,351
	1,203,000	S	American International Group, Inc., 5.850%, due 01/16/18		1,256,590
	884,000	S	American International Group, Inc., 8.175%, due 05/15/58		958,035
	784,000	S	AvalonBay Communities, Inc., 5.700%, due 03/15/17		872,809
	555,000	S	BAC Capital Trust VI, 5.625%, due 03/08/35		485,709
	624,000	#, L	Banco de Credito del Peru, 5.375%, due 09/16/20		592,800
	2,425,000	S	Bank of America Corp., 5.625%, due 07/01/20		2,494,159
	705,000	S	Bank of America Corp., 5.875%, due 01/05/21		737,512
	1,314,000	S	Bank of America Corp., 8.000%, due 12/29/49		1,414,901
	634,000	S	Barclays Bank PLC, 5.140%, due 10/14/20		601,072
	1,677,000	#	Barclays Bank PLC, 5.926%, due 09/29/49		1,576,380
	1,015,000	#	Barclays Bank PLC, 6.050%, due 12/04/17		1,058,947
	3,218,000		BP Capital Markets PLC, 3.200%, due 03/11/16		3,207,426
	1,132,000		BP Capital Markets PLC, 4.742%, due 03/11/21		1,136,340
	1,458,000		Capital One Bank USA NA, 8.800%, due 07/15/19		1,836,062
	1,724,000	S	Capital One Capital V, 10.250%, due 08/15/39		1,881,315
EUR	6,178,000		Citibank Credit Card Issuance Trust, 5.375%, due 04/11/11		8,759,825
	$2,045,000	S	Citigroup, Inc., 5.375%, due 08/09/20		2,109,088
	1,468,000	S	Citigroup, Inc., 8.500%, due 05/22/19		1,814,103
	1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, due 12/29/49		2,168,564
	1,277,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26		1,306,884
	905,000		Country Garden Holdings Co., 11.250%, due 04/22/17		942,331
	1,762,000	S	Credit Suisse/Guernsey, 5.860%, due 12/31/49		1,717,950
	2,013,000	S	Discover Bank/Greenwood DE, 8.700%, due 11/18/19		2,415,495
	1,705,000	#	Fibria Overseas Finance Ltd., 7.500%, due 05/04/20		1,858,450
	2,970,000	S	Fifth Third Bancorp., 8.250%, due 03/01/38		3,554,962
	1,589,000	S	First Horizon National Corp., 5.375%, due 12/15/15		1,661,864
	1,675,000		Ford Motor Credit Co., LLC, 8.125%, due 01/15/20		1,921,694
	2,262,000	S	General Electric Capital Corp., 5.300%, due 02/11/21		2,301,827
	799,000	S	General Electric Capital Corp., 5.875%, due 01/14/38		791,467
	1,253,000	S	Genworth Financial, Inc., 6.515%, due 05/22/18		1,241,336
	819,000		Genworth Financial, Inc., 7.625%, due 09/24/21		823,087
	1,257,000	S	Goldman Sachs Group, Inc., 3.625%, due 02/07/16		1,246,491
	1,379,000	S	Goldman Sachs Group, Inc., 5.375%, due 03/15/20		1,402,618
	2,116,000	S	Goldman Sachs Group, Inc., 6.250%, due 09/01/17		2,319,942
	1,085,000	S	Goldman Sachs Group, Inc., 6.250%, due 02/01/41		1,084,141

	676,000	S	Hartford Financial Services Group, Inc., 5.500%, due 03/30/20		688,710
	1,326,000	S	Hartford Financial Services Group, Inc., 6.000%, due 01/15/19		1,395,976
	969,000	S	Hartford Financial Services Group, Inc., 6.625%, due 03/30/40		985,340
	932,000		Health Care REIT, Inc., 6.500%, due 03/15/41		902,835
	2,931,000	#	HSBC Finance Corp., 6.676%, due 01/15/21		3,047,797
	1,028,000	S	Huntington BancShares, Inc., 7.000%, due 12/15/20		1,136,946
	250,000	#	Hyundai Capital Services, Inc., 4.375%, due 07/27/16		251,624
	964,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14		979,320
	3,365,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19		3,279,302
	1,361,000	#, L	ILFC E-Capital Trust II, 6.250%, due 12/21/65		1,150,045
	777,000	S	International Lease Finance Corp., 6.625%, due 11/15/13		808,080
	1,037,000	#	International Lease Finance Corp., 7.125%, due 09/01/18		1,119,442
	1,251,000	S	International Lease Finance Corp., 8.250%, due 12/15/20		1,372,973
	997,000		KeyCorp, 5.100%, due 03/24/21		992,762
	732,000		Lincoln National Corp., 8.750%, due 07/01/19		928,333
	1,827,000	#	Lloyds TSB Bank PLC, 6.500%, due 09/14/20		1,799,257
	1,700,000	#	Lukoil International Finance BV, 6.125%, due 11/09/20		1,742,500
	1,622,000	#	Macquarie Bank Ltd., 6.625%, due 04/07/21		1,618,837
	1,341,000	S	Merrill Lynch & Co., Inc., 6.050%, due 05/16/16		1,418,845
	1,180,000	S	Morgan Stanley, 3.450%, due 11/02/15		1,161,140
	1,500,000	S	Morgan Stanley, 4.100%, due 01/26/15		1,541,430
	1,834,000	S	Morgan Stanley, 5.750%, due 01/25/21		1,854,493
	337,000	S	National City Preferred Capital Trust I, 12.000%, due 12/29/49		383,138
DKK	15		Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29		3
	$1,729,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39		2,299,985
	90,632	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12		90,702
	2,395,000	S	Protective Life Corp., 8.450%, due 10/15/39		2,679,181
	1,146,000		Royal Bank of Scotland PLC, 4.375%, due 03/16/16		1,154,545
	358,000	S	SLM Corp., 5.375%, due 05/15/14		371,507
	944,000	S	SLM Corp., 6.250%, due 01/25/16		985,140
	1,110,000	S	SLM Corp., 8.000%, due 03/25/20		1,211,859
	2,096,000	S	State Street Corp., 4.956%, due 03/15/18		2,163,005
	1,031,000	S	SunTrust Capital VIII, 6.100%, due 12/15/36		1,008,431
	217,863		Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14		230,934
	1,583,000	±, R, X	Twin Reefs Pass-through Trust, due 12/10/49		—
	1,176,000	#	Voto-Votorantim Ltd., 6.750%, due 04/05/21		1,252,440
	1,035,000		VTB Bank Via VTB Capital SA, 6.250%, due 06/30/35		1,100,981
	1,210,000	S	Wells Fargo & Co., 3.676%, due 06/15/16		1,218,580
	881,000	#	Xstrata Finance Canada Ltd., 5.500%, due 11/16/11		906,458

					111,864,117

			Health Care:	0.3%
	1,395,000	S	HCA, Inc., 7.250%, due 09/15/20		1,499,625
	585,000	S	HCA, Inc., 7.875%, due 02/15/20		639,113
	1,054,000	R, X	US Oncology, Inc. Escrow		—

					2,138,738

			Industrials:	1.5%
	900,000	#	Bombardier, Inc., 7.500%, due 03/15/18		976,500
	900,000	#	Bombardier, Inc., 7.750%, due 03/15/20		982,125
	860,000	S	CRH America, Inc., 4.125%, due 01/15/16		861,764
	838,000	S	CRH America, Inc., 5.750%, due 01/15/21		861,505
	2,321,000	S	General Electric Co., 5.250%, due 12/06/17		2,531,143
	754,000	#	Kazatomprom, 6.250%, due 05/20/15		804,895
	1,280,000		Kazatomprom, 6.250%, due 05/20/15		1,366,400
	696,000	S	RR Donnelley & Sons Co., 7.625%, due 06/15/20		733,460
	1,864,000		RR Donnelley & Sons Co., 8.600%, due 08/15/16		2,132,476

					11,250,268

			Information Technology:	1.1%
	150,000	S	Brocade Communications Systems, Inc., 6.625%, due 01/15/18		159,563
	1,730,000	L	Brocade Communications Systems, Inc., 6.875%, due 01/15/20		1,877,050
	1,365,000		Jabil Circuit, Inc., 7.750%, due 07/15/16		1,556,100
	1,935,000	S	Seagate Technology, Inc., 6.800%, due 10/01/16		2,039,006

2,091,000	S	Symantec Corp., 4.200%, due 09/15/20		1,971,508
657,000	S	Xerox Corp., 4.250%, due 02/15/15		692,207
307,000	S	Xerox Corp., 5.625%, due 12/15/19		330,481

				8,625,915

		Materials:	4.7%
1,028,000	S	Agrium, Inc., 6.125%, due 01/15/41		1,073,048
1,706,000	S	Alcoa, Inc., 6.150%, due 08/15/20		1,805,987
1,690,000	#	ALROSA Finance SA, 7.750%, due 11/03/20		1,820,130
185,000	S	ArcelorMittal, 5.250%, due 08/05/20		181,261
2,043,000		ArcelorMittal, 5.500%, due 03/01/21		2,016,984
816,000	S	ArcelorMittal, 6.125%, due 06/01/18		865,605
1,442,000		ArcelorMittal, 6.750%, due 03/01/41		1,417,694
2,481,000	S	ArcelorMittal, 9.850%, due 06/01/19		3,152,433
795,000		Celulosa Arauco y Constitucion S.A., 7.250%, due 07/29/19		919,283
745,000	#	Cemex SAB de CV, 9.000%, due 01/11/18		785,044
702,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14		787,319
1,109,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19		1,326,086
1,054,000		Domtar Corp., 10.750%, due 06/01/17		1,322,770
4,345,000		Ferrexpo Finance PLC, 7.875%, due 07/17/16		4,345,000
495,000	#	Georgia-Pacific LLC, 5.400%, due 11/01/20		489,702
1,191,000	#	Gerdau Trade, Inc., 5.750%, due 01/30/21		1,211,843
1,865,000	#	Gold Fields Ltd., 4.875%, due 10/07/20		1,793,073
657,000	#	Inversiones CMPC SA, 4.750%, due 01/19/18		648,301
1,085,000	#	Inversiones CMPC SA, 6.125%, due 11/05/19		1,145,726
1,730,000	S	Nova Chemicals Corp., 8.375%, due 11/01/16		1,907,325
809,000		Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14		973,933
1,240,000	S	Steel Dynamics, Inc., 7.750%, due 04/15/16		1,326,800
406,000	S	Teck Resources Ltd., 6.000%, due 08/15/40		410,291
1,420,000	S	Teck Resources Ltd., 10.250%, due 05/15/16		1,709,298
983,000	S	Vale Overseas Ltd., 4.625%, due 09/15/20		963,727
506,000	S	Vale Overseas Ltd., 6.875%, due 11/10/39		543,391

				34,942,054

		Telecommunication Services:	3.2%
2,929,000	S	American Tower Corp., 4.500%, due 01/15/18		2,880,680
844,000	S	AT&T, Inc., 6.550%, due 02/15/39		882,521
800,000		CenturyLink, Inc., 6.000%, due 04/01/17		855,629
1,620,000	S	Crown Castle International Corp., 7.125%, due 11/01/19		1,705,050
500,000		Frontier Communications Corp., 7.875%, due 04/15/15		541,250
730,000		Frontier Communications Corp., 8.125%, due 10/01/18		789,313
1,949,000	#, S	Intelsat Subsidiary Holding Co., Ltd., 8.875%, due 01/15/15		2,012,343
980,000	S	Nextel Communications, Inc., 5.950%, due 03/15/14		987,350
1,070,000	#	Qtel International Finance Ltd., 4.750%, due 02/16/21		1,001,625
1,015,000	S	Qwest Communications International, Inc., 7.125%, due 04/01/18		1,100,006
1,054,000	S	Qwest Communications International, Inc., 7.500%, due 02/15/14		1,073,763
481,000		Qwest Corp., 6.500%, due 06/01/17		533,309
580,000	S	Sprint Nextel Corp., 6.000%, due 12/01/16		585,075
2,223,000		Telecom Italia Capital S.A., 5.250%, due 11/15/13		2,348,793
1,812,000	S	Telefonica Emisiones SAU, 3.992%, due 02/16/16		1,822,767
1,629,000	S	Telefonica Emisiones SAU, 5.462%, due 02/16/21		1,652,831
594,000	#	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 6.493%, due 02/02/16		617,760
499,000	#	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748%, due 02/02/21		526,445
378,000		Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, due 04/30/18		432,576
1,270,000	S	Windstream Corp., 8.125%, due 09/01/18		1,362,075

				23,711,161

		Utilities:	3.9%
855,000	S	AES Corp., 8.000%, due 10/15/17		923,400
1,467,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19		1,498,777
1,191,000		Ameren Corp., 8.875%, due 05/15/14		1,371,010
309,000	L	Ameren Energy Generating Co., 6.300%, due 04/01/20		304,242
1,325,000	#	Calpine Corp., 7.500%, due 02/15/21		1,378,000
745,000		China Resources Power Holdings Co., Ltd., 3.750%, due 08/03/15		722,283

1,043,000	S	CMS Energy Corp., 6.250%, due 02/01/20			1,094,510
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, due 09/15/20			1,272,940
1,189,000	#	EDP Finance BV, 4.900%, due 10/01/19			1,039,575
991,000	#	EDP Finance BV, 6.000%, due 02/02/18			941,485
1,660,000	#	Enel Finance International S.A., 6.000%, due 10/07/39			1,514,428
995,000	#	Enel Finance International S.A., 6.250%, due 09/15/17			1,091,092
1,130,000	S	Entergy Corp., 5.125%, due 09/15/20			1,104,839
782,000		Entergy Texas, Inc., 7.125%, due 02/01/19			912,157
2,126,000	S	Exelon Generation Co. LLC, 4.000%, due 10/01/20			1,947,429
696,000	S	FirstEnergy Solutions Corp., 4.800%, due 02/15/15			730,798
1,180,000		Indiana Michigan Power, 7.000%, due 03/15/19			1,387,331
812,000	S	Jersey Central Power and Light, 7.350%, due 02/01/19			965,521
233,722	#	Juniper Generation, LLC, 6.790%, due 12/31/14			220,734
618,000		Metropolitan Edison, 7.700%, due 01/15/19			731,847
709,000		Nevada Power Co., 7.125%, due 03/15/19			835,820
645,000	S	Nisource Finance Corp., 6.125%, due 03/01/22			703,260
980,000		Oncor Electric Delivery Co., 6.800%, due 09/01/18			1,118,650
1,318,000		Oncor Electric Delivery Co., 7.500%, due 09/01/38			1,583,613
2,275,000		Sempra Energy, 6.500%, due 06/01/16			2,599,338
1,169,000	S	Southwestern Electric Power, 5.550%, due 01/15/17			1,242,605

					29,235,684

		Total Corporate Bonds/Notes (Cost $293,279,303)			307,225,046

U.S. GOVERNMENT AGENCY OBLIGATIONS:			25.8%
		Federal Home Loan Mortgage Corporation##:		11.2%
175,690		0.605%, due 02/15/32			175,458
1,346,918		3.355%, due 03/15/38			1,359,160
14,606,000	W	4.000%, due 12/15/40			14,300,180
5,841,000	W	4.500%, due 05/01/38			5,916,752
2,850,427	^	4.861%, due 03/15/33			2,938,617
379,169		4.917%, due 04/01/35			400,906
2,344,905	^	5.000%, due 05/15/17-01/15/29			87,657
13,198,976		5.000%, due 08/15/16-01/01/41			13,865,456
35,839,894		5.500%, due 08/15/20-07/15/37			37,984,540
117,026		5.663%, due 05/01/37			125,729
1,021,204	^	6.000%, due 04/15/33			200,775
3,460,034		6.000%, due 04/01/14-07/15/32			3,794,123
13,202,134	^	6.145%, due 10/15/37			1,797,342
4,027,911	^	6.495%, due 05/15/35			570,960
71,997		6.500%, due 01/01/24-12/01/31			81,368
35,612		7.000%, due 11/01/31-03/01/32			41,041
5,245		7.500%, due 11/01/28			6,071

					83,646,135

		Federal National Mortgage Association##:		11.0%
285,582		0.654%, due 04/18/28			285,788
193,518		0.700%, due 10/25/33			194,359
182,063		0.800%, due 01/25/32			182,088
12,742,000	W	4.000%, due 04/25/39			12,534,943
1,816,434	^	4.000%, due 11/01/18			162,397
13,116,000	W	4.500%, due 04/25/39			13,351,681
12,336,120		4.500%, due 09/01/40-01/01/41			12,575,472
801,682		4.982%, due 07/01/35			852,225
1,570,000	W	5.000%, due 05/01/37			1,637,461
12,943,090		5.000%, due 07/01/23-02/01/41			13,620,203
6,549,530		5.500%, due 02/01/18-06/01/37			6,901,539
1,463,368	^	6.000%, due 08/25/33			307,043
10,518,830		6.000%, due 08/01/16-12/25/49			11,572,181
5,749,514	^	6.201%, due 04/25/37			752,882
3,224,578	^	6.341%, due 06/25/36			551,710
380,966	^	6.351%, due 08/25/25			4,268

2,786,684	^	6.451%, due 08/25/26		383,734
6,463,589	^	6.491%, due 01/25/37		879,472
817,352		6.500%, due 02/01/28-12/01/33		924,743
21,770,287	^	6.501%, due 10/25/35		3,235,023
301,668		7.000%, due 12/01/27-03/01/32		348,654
1,458,828	^	7.432%, due 02/17/29		258,676
844,615		7.500%, due 09/01/30-01/25/48		951,876
136,606		27.602%, due 02/25/34		189,819

				82,658,237

		Government National Mortgage Association:	3.6%
7,051		3.375%, due 04/20/28		7,335
3,623,000	W	4.000%, due 10/15/39		3,624,130
1,718,708		4.000%, due 11/20/40		1,722,020
7,452,425		4.500%, due 04/15/39-12/15/39		7,718,305
29,193,817	^	5.000%, due 04/20/38-06/16/39		3,241,782
1,197,039		5.140%, due 10/20/60		1,266,587
822,083		5.288%, due 10/20/60		882,376
1,849,242		5.290%, due 10/20/60		1,985,823
20,418,543	^	5.947%, due 06/20/38-04/20/39		2,409,586
10,308,051	^	6.047%, due 05/20/39		1,141,299
8,888,206	^	6.147%, due 04/20/38		962,535
2,669,402	^	6.247%, due 05/16/38		417,025
9,582,730	^	6.297%, due 01/20/38		1,161,169
197,839		6.500%, due 01/15/29-09/15/32		224,084
14,024	S	7.000%, due 02/15/28		16,219
67,013		7.000%, due 04/15/26-05/15/32		77,450
169,311		7.500%, due 12/15/22-05/15/32		198,501
368,718	^	7.997%, due 06/16/31		54,290

				27,110,516

		Total U.S. Government Agency Obligations
		(Cost $182,445,306)		193,414,888

U.S. TREASURY OBLIGATIONS:		8.9%
		U.S. Treasury Notes:	7.9%
832,000		0.625%, due 02/28/13		830,083
1,690,000	S	0.750%, due 03/31/13		1,688,945
13,342,000	S, L	1.250%, due 03/15/14		13,339,945
611,000		2.125%, due 02/29/16		609,186
4,712,000		2.750%, due 02/28/18		4,677,028
18,238,000	S, L	3.625%, due 02/15/21		18,500,171
20,257,000	S	4.250%, due 11/15/40		19,377,097

				59,022,455

		Treasury Inflation Indexed Protected Securitiesip:	1.0%
7,393,000		0.500%, due 04/15/15		7,807,410

				7,807,410

		Total U.S. Treasury Obligations (Cost $66,676,148)		66,829,865

ASSET-BACKED SECURITIES:		9.5%
		Automobile Asset-Backed Securities:	1.0%
1,710,000	#	Chrysler Financial Auto Securitization Trust, 5.570%, due 08/08/14		1,770,637
2,038,000	#	Chrysler Financial Auto Securitization Trust, 6.250%, due 05/08/14		2,118,135
3,394,000	#	Chrysler Financial Auto Securitization Trust, 6.540%, due 11/10/14		3,543,098

				7,431,870

		Credit Card Asset-Backed Securities:	4.7%
459,000		BA Credit Card Trust, 0.545%, due 06/16/14		456,624
5,442,000		Capital One Multi-Asset Execution Trust, 0.545%, due 03/17/14		5,437,287
2,546,000		Capital One Multi-Asset Execution Trust, 0.555%, due 11/17/14		2,530,987
402,000		Capital One Multi-Asset Execution Trust, 5.050%, due 02/15/16		432,802
3,400,000		Capital One Multi-Asset Execution Trust, 5.050%, due 12/17/18		3,752,198
2,400,000		Capital One Multi-Asset Execution Trust, 5.750%, due 07/15/20		2,717,961

	576,000		Discover Card Master Trust, 5.650%, due 12/15/15		630,546
	1,801,000		Discover Card Master Trust, 5.650%, due 03/16/20		2,023,163
	293,000		MBNA Credit Card Master Note Trust, 0.675%, due 07/15/15		289,539
	278,000		MBNA Credit Card Master Note Trust, 1.605%, due 10/15/14		279,191
EUR	8,539,000		MBNA Credit Card Master Note Trust, 5.600%, due 07/17/14		12,380,364
	$3,380,000		MBNA Credit Card Master Note Trust, 6.800%, due 07/15/14		3,538,900
	1,021,000	#	MBNA Master Credit Card Trust, 7.100%, due 09/15/13		1,023,293

					35,492,855

			Home Equity Asset-Backed Securities:	0.1%
	258,846		Freddie Mac Structured Pass-through Securities, 0.500%, due 05/25/31		253,036
	54,765		Freddie Mac Structured Pass-through Securities, 0.550%, due 01/25/32		52,486
	40,189		Merrill Lynch Mortgage Investors Trust, 0.610%, due 07/25/34		33,964
	62,731		Residential Asset Securities Corp., 0.850%, due 06/25/32		34,970

					374,456

			Other Asset-Backed Securities:	3.7%
	1,458,243	#	ARES CLO Funds, 0.549%, due 09/18/17		1,410,754
	1,877,372	#	Atrium CDO Corp., 0.641%, due 10/27/16		1,816,358
	2,603,130	#	Atrium CDO Corp., 0.649%, due 06/27/15		2,551,067
	766,358		Bear Stearns Asset-Backed Securities, Inc., 0.630%, due 06/25/36		592,535
	1,036,481	#	Callidus Debt Partners Fund Ltd., 0.813%, due 05/15/15		1,013,160
	1,163,907	#	Carlyle High Yield Partners, 0.682%, due 08/11/16		1,103,841
	886,012		Castle Hill III CLO Ltd., 0.615%, due 09/15/15		868,667
	106,861		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.850%, due 07/25/33		95,562
	1,284,020		Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35		1,272,095
	964,141		Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36		680,598
	1,575,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37		1,562,869
	1,188,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37		1,028,424
	1,929,412	#	Endurance CLO I Ltd., 0.763%, due 02/15/14		1,894,648
	2,378,589	#	First CLO Ltd., 0.654%, due 07/27/16		2,336,963
	639,182	#	Granite Ventures Ltd., 0.563%, due 12/15/17		623,777
	2,585,429	#	GSC Partners CDO Fund Ltd., 0.693%, due 11/20/16		2,525,256
	443,911	#	Katonah Ltd., 0.859%, due 02/20/15		435,227
	566,289		Lehman XS Trust, 0.530%, due 08/25/35		456,936
	1,412,460	#	Magnetite IV CLO Ltd., 0.998%, due 10/10/15		1,369,040
	86,976		Residential Asset Mortgage Products, Inc., 0.520%, due 07/25/35		84,627
	2,465,859	#	Stanfield Carrera CLO Ltd., 0.790%, due 03/15/15		2,435,036
	1,917,571	#	Wind River CLO Ltd., 0.639%, due 12/19/16		1,842,249

					27,999,689

			Total Asset-Backed Securities (Cost $71,852,802)		71,298,870

	COLLATERALIZED MORTGAGE OBLIGATIONS:		14.1%
	112,865		ABN Amro Mortgage Corp., 0.750%, due 03/25/18		111,678
	2,753,000	#	American General Mortgage Loan Trust, 5.750%, due 09/25/48		2,811,753
	77,944		American Home Mortgage Assets, 1.102%, due 02/25/47		2,342
	940,000		Banc of America Commercial Mortgage, Inc., 4.857%, due 07/10/43		1,004,116
	700,000		Banc of America Commercial Mortgage, Inc., 5.067%, due 07/10/43		715,997
	1,150,000		Banc of America Commercial Mortgage, Inc., 5.127%, due 07/10/43		1,159,625
	2,430,000		Banc of America Commercial Mortgage, Inc., 5.658%, due 06/10/49		2,453,385
	3,037,579	#	Banc of America Funding Corp., 5.250%, due 08/26/35		3,107,068
	860,000	#	Banc of America Large Loan, Inc., 5.340%, due 10/10/45		839,846
	970,000	#	Banc of America Large Loan, Inc., 5.428%, due 10/10/45		942,952
	610,126		Bear Stearns Alternative-A Trust, 0.570%, due 07/25/34		486,303
	720,000	#	Bear Stearns Commercial Mortgage Securities, 6.500%, due 02/15/32		699,481
	960,000		Bear Stearns Commercial Mortgage Securities, 8.050%, due 10/15/32		976,417
	1,880,008		Chase Mortgage Finance Corp., 5.401%, due 12/25/35		1,832,414
	723,940		Chase Mortgage Finance Corp., 5.500%, due 11/25/35		724,222
	3,281,000		Citibank Credit Card Issuance Trust, 0.905%, due 07/15/13		3,277,427
	100,000		Citibank Credit Card Issuance Trust, 4.850%, due 04/22/15		107,342
	4,811,000		Citibank Credit Card Issuance Trust, 6.300%, due 06/20/14		5,084,851

4,378,000		Citibank Credit Card Issuance Trust, 6.950%, due 02/18/14	4,586,096
3,542,083	#	Citigroup Mortgage Loan Trust, Inc., 18.975%, due 10/25/35	3,589,874
1,118,850		Countrywide Home Loan Mortgage Pass-through Trust, 0.570%, due 04/25/35	252,801
65,554,862	#, ^	Credit Suisse First Boston Mortgage Securities Corp., 0.139%, due 02/15/38	616,399
132,339,580	#, ^	Credit Suisse Mortgage Capital Certificates, 0.124%, due 09/15/40	840,145
1,470,000	#	DBUBS Mortgage Trust, 5.557%, due 11/10/46	1,397,006
737,468		DLJ Commercial Mortgage Corp., 8.490%, due 06/10/33	737,010
2,108,910		First Horizon Asset Securities, Inc., 5.750%, due 02/25/36	2,125,696
76,680,670	#, ^	Greenwich Capital Commercial Funding Corp., 0.088%, due 12/10/49	595,042
95,567,235	#, ^	Greenwich Capital Commercial Funding Corp., 0.309%, due 03/10/39	1,231,986
2,790,000		Greenwich Capital Commercial Funding Corp., 5.700%, due 12/10/49	2,949,386
1,400,000		Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	1,482,932
2,440,000		Greenwich Capital Commercial Funding Corp., 5.867%, due 12/10/49	2,406,727
8,370,000	^	GS Mortgage Securities Corp. II, 1.345%, due 03/10/44	435,392
1,630,000	#	GS Mortgage Securities Corp. II, 5.865%, due 07/12/38	1,716,814
428,553		GSAA Trust, 5.242%, due 06/25/34	422,171
149,950		GSR Mortgage Loan Trust, 0.750%, due 06/25/35	147,180
1,083,794		GSR Mortgage Loan Trust, 5.500%, due 07/25/35	1,098,957
281,772		Homebanc Mortgage Trust, 1.110%, due 08/25/29	261,055
1,530,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.981%, due 01/15/42	1,427,741
1,000,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.372%, due 05/15/47	1,000,255
257,347,753	^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.152%, due 02/15/51	1,442,537
1,820,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 5.717%, due 03/12/39	1,872,634
2,210,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.987%, due 02/15/51	2,346,775
635,476		JPMorgan Mortgage Trust, 5.387%, due 07/25/35	637,540
2,170,000		LB Commercial Conduit Mortgage Trust, 5.928%, due 07/15/44	2,113,133
2,200,000		LB Commercial Conduit Mortgage Trust, 5.928%, due 07/15/44	2,357,889
20,551,041	^	LB-UBS Commercial Mortgage Trust, 0.175%, due 11/15/40	72,757
42,226,366	#, ^	LB-UBS Commercial Mortgage Trust, 0.247%, due 09/15/39	731,888
61,085,417	#, ^	LB-UBS Commercial Mortgage Trust, 0.713%, due 11/15/38	1,562,846
560,000		LB-UBS Commercial Mortgage Trust, 4.946%, due 12/15/39	548,300
1,730,000		LB-UBS Commercial Mortgage Trust, 4.986%, due 12/15/39	1,669,209
1,320,000		LB-UBS Commercial Mortgage Trust, 5.323%, due 11/15/40	1,322,958
2,330,000		LB-UBS Commercial Mortgage Trust, 5.424%, due 02/15/40	2,477,715
1,450,000		LB-UBS Commercial Mortgage Trust, 5.455%, due 02/15/40	1,453,039
2,490,000		LB-UBS Commercial Mortgage Trust, 5.896%, due 06/15/38	2,414,103
52,182,695	#, ^	Merrill Lynch Mortgage Trust, 0.553%, due 02/12/51	1,099,714
1,120,000	#	Morgan Stanley Capital I, 5.238%, due 09/15/47	1,095,799
650,000		Morgan Stanley Capital I, 5.242%, due 01/14/42	668,241
280,000	#	Morgan Stanley Dean Witter Capital I, 6.500%, due 11/15/36	124,023
1,220,000	#	Morgan Stanley Dean Witter Capital I, 7.280%, due 12/15/35	1,282,804
16,432,066	#, ^	RBSCF Trust, 1.000%, due 04/15/24	562,285
1,980,000	#	RBSCF Trust, 5.420%, due 01/19/49	2,033,480
860,000		Salomon Brothers Mortgage Securities VII, Inc., 6.784%, due 12/18/35	844,668
313,483		Sequoia Mortgage Trust, 0.524%, due 01/20/35	262,758
611,736		Structured Adjustable Rate Mortgage Loan Trust, 5.205%, due 09/25/34	601,269
632,640		Structured Asset Mortgage Investments, Inc., 0.494%, due 04/19/35	472,061
983,879		Structured Asset Securities Corp., 5.500%, due 05/25/35	1,020,947
2,100,000	#	Vornado DP LLC, 5.280%, due 09/13/28	2,066,398
1,590,000	#	Vornado DP LLC, 6.356%, due 09/13/28	1,599,118
1,280,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, due 08/15/35	1,308,406
2,610,000		Wachovia Bank Commercial Mortgage Trust, 5.342%, due 12/15/43	2,706,520
1,520,000		Wachovia Bank Commercial Mortgage Trust, 5.368%, due 11/15/48	1,399,308
1,170,000		Wachovia Bank Commercial Mortgage Trust, 5.383%, due 12/15/43	1,099,158
2,467,585		WaMu Mortgage Pass-Through Certificates, 2.582%, due 01/25/36	2,350,425
1,312,101		Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	1,402,923
2,889,885		Wells Fargo Mortgage-Backed Securities Trust, 2.819%, due 06/25/35	2,790,233
49,362		Wells Fargo Mortgage-Backed Securities Trust, 4.854%, due 08/25/34	50,444

		Total Collateralized Mortgage Obligations (Cost $104,113,066)	105,522,189

MUNICIPAL BONDS:				0.1%
			Louisiana:		0.1%
	1,105,000		Louisiana Local Government Environmental Facilities & Community Development Auth, 2.470%, due 02/01/19			1,101,177

			Total Municipal Bonds (Cost $1,106,122)			1,101,177

OTHER BONDS:				6.3%
			Foreign Government Bonds:		6.3%
BRL	39,274,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14			23,104,348
	$1,713,000	#	Eskom Holdings Ltd., 5.750%, due 01/26/21			1,745,119
MXN	121,468,157		Mexican Udibonos, 4.000%, due 06/13/19			10,716,999
ZAR	38,866,798		South Africa Government International Bond, 2.750%, due 01/31/22			5,799,857
ZAR	44,810,752		South Africa Government International Bond, 7.250%, due 01/15/20			6,068,648

			Total Other Bonds (Cost $45,808,017)			47,434,971

	Shares					Value
PREFERRED STOCK:				0.3%
			Financials:		0.3%
	71,275	P	Citigroup Capital XII			$1,876,671

			Total Preferred Stock (Cost $1,781,875)			1,876,671

	# of Contracts					Value
POSITIONS IN PURCHASED OPTIONS:				0.1%
			Options on Exchange-Traded Futures Contracts:		0.1%
	242		Put Option CBOT
			U.S. Treasury 10-Year Note May Futures Strike @ $121.000 - Exp 04/21/11			518,032

			Total Positions in Purchased Options (Cost $342,935)			518,032

			Total Long-Term Investments (Cost $767,405,574)			2,394,703

	Shares					Value
SHORT-TERM INVESTMENTS:				2.4%
			Mutual Funds:		0.2%
	1,599,000		BlackRock Liquidity Funds, TempFund, Institutional Class			$1,599,000

			Total Mutual Funds (Cost $1,599,000)			1,599,000

			Securities Lending Collateralcc:		2.2%
	13,765,144		BNY Mellon Overnight Government Fund (1)			13,765,144
	3,329,856	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			2,663,885

			Total Securities Lending Collateral (Cost $17,095,000)			16,429,029

			Total Short-Term Investments (Cost $18,694,000)			18,028,029

Total Investments in Securities (Cost $786,099,574) *	2.7%	$20,422,732
Other Assets and Liabilities - Net	97.3	729,094,417

Net Assets	100.0%	$749,517,149

&	Payment-in-kind
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
ip	Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at March 30, 2011.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
BRL	Brazilian Real
DKK	Danish Krone
EUR	EU Euro
MXN	Mexican Peso
ZAR	South African Rand
*	Cost for federal income tax purposes is

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$38,442,645
Gross Unrealized Depreciation	(11,292,481)

Net Unrealized Appreciation	$27,150,164

See Accompanying Notes to Financial Statements

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by

1

shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 3, 2011